     As filed with the Securities and Exchange Commission on April 30, 2004



                                                      Registration Nos. 33-58796
                                                                    and 811-7534


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                     Post-Effective Amendment No. 18                   [X]

                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [ ]
                                   ACT OF 1940

                             Amendment No. 3                           [X]



              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (314) 862-2211

 Name and Address of Agent for Service:                  Copy to:

       Gregg P. Hirsch, Esquire                  Stephen E. Roth, Esquire
  Metropolitan Life Insurance Company        Sutherland Asbill & Brennan LLP
           1 Madison Avenue                   1275 Pennsylvania Avenue, N.W.
          New York, NY 10010                    Washington, DC 20004-2415


It  is proposed that this filing will become effective:
     [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  On May 1, 2004, pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ]  On (May 1), pursuant to paragraph (a)(1) of Rule 485


                                   ----------

                      Title of securities being registered:
     Group and Individual Flexible Premium Variable Life Insurance Contracts

[LOGO] SCUDDER
INVESTMENTS
                [LOGO OF SCUDDER VARIABLE LIFE INVESTMENT FUND]


[LOGO]
Paragon Life
A MetLife(R) Company[LOGO OF PARAGON LIFE INSURANCE COMPANY]

             . GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2004

                                                                          50407
                                                                            Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and Registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.



                  The date of this Prospectus is May 1, 2004.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                  May 1, 2004

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                          SVSI Money Market Portfolio
                              SVSI Bond Portfolio
                         SVSI Capital Growth Portfolio
                            SVSI Balanced Portfolio
                       SVSI Growth and Income Portfolio
                        SVSI Global Discovery Portfolio
                         SVSI International Portfolio
                          SVSI 21st Century Portfolio
                            SVSII Growth Portfolio


                  The date of this Prospectus is May 1, 2004

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  9
   Issuing the Policy.................................................... 13
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 16
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 18
      The Company
   The Separate Account and the Funds.................................... 18
      The Separate Account
      The Funds
   Policy Values......................................................... 22
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 23
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 30
      Lapse
      Reinstatement
   Charges and Deductions................................................ 31
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 35
      Tax Status of the Policy

              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 39
           Distribution of the Policies......................... 39
           General Provisions of the Group Contract............. 40
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 41
           Legal Proceedings.................................... 41
           Financial Statements................................. 41
           Glossary............................................. 42
           Statement of Additional Information Table of Contents 44

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion:   In the event that the Insured is no longer
eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.




If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.


Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. Your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).


                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the

Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment




To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax and may increase the risk that your policy will lapse.


U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Risk of Frequent Transfers



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                         Transaction Fees
--------------------------------------------------------------------------------------------------
----------------------------- ------------------------            Amount Deducted/(1)/
                             -                        --------------------------------------------
                                                        Maximum Guaranteed
           Charge             When Charge is Deducted         Charge            Current Charge
-                             -                        -------------------------------------------
Premium Expense Charge          Upon receipt of each
                                  premium payment

For Policies issued under                                 1.00% of each        1.00% (0.75% for
Group Contracts                                          premium payment    Executive Programs) of
                                                                             each premium payment

Only for Policies treated as                              2.00% of each        2.00% (1.75% for
individual contracts under                               premium payment    Executive Programs) of
Omnibus Budget                                                               each premium payment
Reconciliation Act of 1990
--------------------------------------------------------------------------------------------------
Premium Tax Charge              Upon receipt of each
                                  premium payment

For Policies not issued under                             2.00% of each         2.00% of each
Executive Programs                                       premium payment       premium payment

Only for Policies issued                                  2.25% of each         2.25% of each
under Executive Programs                                 premium payment       premium payment
--------------------------------------------------------------------------------------------------
Partial Withdrawal Charge        Upon each partial     The lesser of $25 or  The lesser of $25 or
                                withdrawal from the      2% of the amount      2% of the amount
                                       Policy               withdrawn             withdrawn
--------------------------------------------------------------------------------------------------
Transfer Charge                Upon each transfer in     $25 per transfer             $0
                              excess of 12 in a Policy
                                        Year
--------------------------------------------------------------------------------------------------
Accelerated Death Benefit          At the time an              $100                   $0
Administrative Charge            accelerated death
                                  benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
------------------------------- -----------------------                 Amount Deducted
                               -                       ------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-                               -                       -----------------------------------------------
Cost of Insurance Charge/(1)/      On the Investment
per $1000 of net amount at      Start Date and on each
risk                              succeeding Monthly
                                      Anniversary
..Minimum/(2)/ and                                           Age 17 - $0.163         Age 17 - $0.043
..Maximum/(3)/ Charges                                      Age 94 - $31.307        Age 94 - $16.123
..Charge for an insured,         On the Investment Start         $0.651                  $0.192
  attained age 50, in an           Date and on each
  Executive Program with          succeeding Monthly
  250 participants rate class         Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start (i) $6 per month during   (i) Fewer than 1000
                                   Date and on each      the first Policy Year        employees,
                                  succeeding Monthly    (ii) $3.50 per month in     $3.50 per month
                                      Anniversary            renewal years       (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense Risk               Daily          0.90% (annually) of the 0.75% (annually) of the
Charge                                                    net assets of each      net assets of each
                                                            Division of the         Division of the
                                                           Separate Account        Separate Account
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary
-------------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's Attained Age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 50, in an Executive Program with 250 participants rate class assumes a Policy with $200,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker in an Executive Program with 250 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
----------------------------------------------------------------------------------------------------
                                                                      Amount Deducted
                                                       ---------------------------------------------
----------------------------------------------------------------------------------------------------
                                                         Maximum Guaranteed
           Charge              When Charge is Deducted         Charge             Current Charge
----------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
----------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions   On rider start date and
Rider (per $1.00 of waived         on each Monthly            $0.0061                $0.0061
deduction)                           Anniversary              $0.2057                $0.2057
..Minimum/(2)/ and                                              $.0833                 $.0833
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 50, in an
  Executive Program with 250
  participants rate class
----------------------------------------------------------------------------------------------------
Children's Life Insurance      On rider start date and
Rider per $1000 of coverage        on each Monthly
                                     Anniversary
..Minimum and Maximum                                           $0.16                  $0.16
  Charges for all Children
----------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider  On rider start date and
per $1000 of coverage              on each Monthly
                                     Anniversary
..Minimum/(2)/ and                                              $0.148                $0.0388
  Maximum/(8)/ Charges                                         $5.163                 $3.539
..Charge for a spouse,                                          $0.651                 $0.298
  attained age 40, in an
  Executive Program with 250
  participants rate class
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit                N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                                benefit Administrative benefit Administrative
                                                       Charge" in Transaction Charge" in Transaction
                                                          Fees table above       Fees table above
----------------------------------------------------------------------------------------------------

--------

/(6)/The optional charges shown in the table may not be typical of the charges you will pay. Your policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 50, in an Executive Program with 250 participants rate class assumes a Policy with $200,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 50, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.)



/(7)/This maximum charge is based on an insured with the following characteristics: Attained in an Executive Program with 250 participants rate class.


/(8)/This maximum charge is based on an insured with the following characteristics: Attained in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
     ----------------------------------------------------------------------
     Total Annual Fund Operating Expenses (expenses that
       are deducted from Fund assets, including management
       fees, distribution (12b-1) fees, and other expenses)  0.48%   1.19%
     ----------------------------------------------------------------------



--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.





The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.



                                                                                           Net
                                                                                          Total
                                                                Gross                    Annual
                                                                Total     Amount of     Expenses
                                     Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                                    Fees    Fees  Expenses Expenses Reimbursement arrangements)
---------------------------------------------------------------------------------------------------
SVSI Money Market Portfolio            0.37%    0.00%  0.11%    0.48%       0.00%         0.48%
---------------------------------------------------------------------------------------------------
SVSI Bond Portfolio                    0.48%    0.00%  0.10%    0.58%       0.00%         0.58%
---------------------------------------------------------------------------------------------------
SVSI Capital Growth Portfolio          0.47%    0.00%  0.04%    0.51%       0.00%         0.51%
---------------------------------------------------------------------------------------------------
SVSI Balanced Portfolio                0.48%    0.00%  0.11%    0.59%       0.00%         0.59%
---------------------------------------------------------------------------------------------------
SVSI Growth and Income Portfolio       0.48%    0.00%  0.11%    0.59%       0.00%         0.59%
---------------------------------------------------------------------------------------------------
SVSI Global Discovery Portfolio/(1)/   0.98%    0.00%  0.20%    1.18%       0.00%         1.18%
---------------------------------------------------------------------------------------------------
SVSI International Portfolio           0.88%    0.00%  0.17%    1.05%       0.00%         1.05%
---------------------------------------------------------------------------------------------------
SVSI 21st Century Growth
  Portfolio/(1)/                       0.88%    0.00%  0.31%    1.19%       0.00%         1.19%
---------------------------------------------------------------------------------------------------
SVSII Growth Portfolio                 0.60%    0.00%  0.04%    0.64%       0.00%         0.64%

--------

/(1)/Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVSI Global Discovery (1.25%) and SVSI 21st Century Growth (1.50%).

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.")


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights


The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The

Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement."

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the

Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


----------------------------------------------------------------------------------------------------
     Portfolio      Investment Manager                      Investment Objective
----------------------------------------------------------------------------------------------------
SVSI Money market   Deutsche Investment Scudder Variable Series I: Money Market Portfolio.
Portfolio           Management          The portfolio seeks to maintain stability of capital and,
                    Americas Inc.       consistent therewith, to maintain the liquidity of capital and to provide current income. The portfolio pursues its
                                        goal by investing exclusively in high quality short-term
                                        securities. The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.
                                        Deutsche Investment Management Americas Inc. is the
                                        investment advisor for the portfolio.
----------------------------------------------------------------------------------------------------
SVSI Bond Portfolio Deutsche Investment Scudder Variable Series I: Bond Portfolio. The
                    Management          portfolio seeks to provide a high level of income
                    Americas Inc.       consistent with a high quality portfolio of debt securities.
                                        It does this by using a flexible investment program that
                                        emphasizes high-grade bonds. Under normal
                                        circumstances, the portfolio invests at least 80% of net
                                        assets, plus the amount of any borrowings for investment
                                        purposes, in bonds of any maturity. Deutsche Investment
                                        Management Americas Inc. is the investment advisor for
                                        the portfolio.
----------------------------------------------------------------------------------------------------
SVSI Capital Growth Deutsche Investment Scudder Variable Series I: Capital Growth Portfolio.
Portfolio           Management          The portfolio seeks to maximize long-term capital growth
                    Americas Inc.       through a broad and flexible investment program. The
                                        portfolio invests at least 65% of total assets in common
                                        stocks of US companies. Although the portfolio can
                                        invest in companies of any size, it generally focuses on
                                        established companies that are similar in size to the
                                        companies in the S&P 500 Index or the Russell 1000
                                        Growth Index. Deutsche Investment Management
                                        Americas Inc. is the investment advisor for the portfolio.
----------------------------------------------------------------------------------------------------
SVSI Balanced       Deutsche Investment Scudder Variable Series I: Balanced Portfolio. The
Portfolio           Management          portfolio seeks a balance of growth and income from a
                    Americas Inc.       diversified portfolio of equity and fixed-income
                                        securities. In deciding which types of securities to buy
                                        and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. The portfolio normally invests 50-75% of net assets in common stocks and other
                                        equities and 25-50% of net assets in investment grade
                                        bonds and other fixed-income securities. Deutsche
                                        Investment Management Americas Inc. is the investment
                                        advisor for the portfolio.
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      Portfolio       Investment Manager                     Investment Objective
-----------------------------------------------------------------------------------------------------
SVSI Growth and       Deutsche Investment Scudder Variable Series I: Growth and Income
Income Portfolio      Management          Portfolio. The portfolio seeks long-term growth of
                      Americas Inc.       capital, current income and growth of income. The
                                          portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest
                                          in companies of any size and from any country, it invests
                                          primarily in large US companies. Deutsche Investment
                                          Management Americas Inc. is the investment advisor for
                                          the portfolio.
-----------------------------------------------------------------------------------------------------
SVSI Global Discovery Deutsche            Scudder Variable Series I: Global Discovery Portfolio.
Portfolio             Investment          The portfolio seeks above-average capital appreciation
                      Management          over the long term. The portfolio invests at least 65% of
                      Americas Inc.       total assets in common stocks and other equities of small
                                          companies throughout the world (companies with market
                                          values similar to the smallest 20% of the Citigroup Broad
                                          Market Index). Deutsche Investment Management
                                          Americas Inc. is the investment advisor for the portfolio.
-----------------------------------------------------------------------------------------------------
SVSI International    Deutsche            Scudder Variable Series I: International Portfolio. The
Portfolio             Investment          portfolio seeks long-term growth of capital primarily
                      Management          through diversified holdings of marketable foreign equity
                      Americas Inc.       investments. The portfolio invests primarily in common
                                          stocks of established companies listed on foreign
                                          exchanges, which the portfolio management team
                                          believes have favorable characteristics. Deutsche
                                          Investment Management Americas Inc. is the investment
                                          advisor for the portfolio. Deutsche Asset Management
                                          Services Ltd. is the subadvisor for the portfolio.
-----------------------------------------------------------------------------------------------------
SVSI 21/st/ Century   Deutsche            Scudder Variable Series I: 21/st/ Century Growth
Portfolio             Investment          Portfolio. The portfolio seeks long-term growth of capital
                      Management          by investing primarily in equity securities issued by
                      Americas Inc.       emerging growth companies. The portfolio typically
                                          invests at least 80% of total assets in common stocks of
                                          companies that are similar in size to those in the Russell
                                          2000 Growth Index. Deutsche Investment Management
                                          Americas Inc. is the investment advisor for the portfolio.
-----------------------------------------------------------------------------------------------------
SVSII Growth          Deutsche            Scudder Variable Series II: Scudder Growth Portfolio.
Portfolio             Investment          The portfolio seeks maximum appreciation of capital. The
                      Management          portfolio normally invests at least 65% of total assets in
                      Americas Inc.       common stocks of large US companies that are similar in
                                          size to the companies in the Russell 1000 Growth Index.
                                          Deutsche Investment Management Americas Inc. is the
                                          investment advisor for the portfolio.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.


Agreements. An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.



Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.



We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.




We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;


  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;


  .   charging a transfer or collecting a Fund redemption fee;


  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or


  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.

  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.

  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.

  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% (0.75% for Executive Programs) of the premium. In addition for certain policies, deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs. The 2.00% or 2.25% charge, as applicable, may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs:
(i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.


  . Spouse's Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the

Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.





In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002

(the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


Non-U.S. Persons - U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The maximum commissions payable to a broker-dealer are one of the following options:


                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3     A+1+2+3         a
                        -------------------------------


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.




A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.



The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death.
A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectuses for Scudder Variable Series I and Scudder Variable Series II. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                              Scudder Investments

[LOGO]
Paragon Life
A MetLife(R) Company

                                                             Scud Com SAI 60407

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================




   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



   General American Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.



   Sales compensation was paid to selling firms with respect to the Policies in the following amounts during the periods indicated:



                      Aggregate Amount of     Aggregate Amount of
          Fiscal Year  Commissions Paid   Commissions Retained by GAD
          -----------------------------------------------------------
             2003           $19,374                   $0
          -----------------------------------------------------------
             2002           $10,609                   $0
          -----------------------------------------------------------
             2001           $14,977                   $0
          -----------------------------------------------------------






   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT



Board of Directors


Paragon Life Insurance Company and


Policyholders of Separate Account B's Scudder Divisions:



   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth, 21/st/ Century Growth and Growth Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2003, the results of their operations, changes in their net assets and the financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  DELOITTE & TOUCHE LLP



St. Louis, Missouri


April 15, 2004

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENT OF ASSETS AND LIABILITIES



                               December 31, 2003



                                           Money                   Capital                     Growth &  Global   Large Company
                                           Market   International   Growth   Balanced   Bond    Income  Discovery    Growth
                                            Fund        Fund         Fund      Fund     Fund     Fund     Fund        Fund
                                          Division    Division     Division  Division Division Division Division    Division
                                          --------  ------------- ---------  -------- -------- -------- --------- -------------
Net Assets:
   Investments in Scudder Variable Life
    Investment Fund, at Market Value
    (See Schedule of Investments)........ $136,688     395,571    1,445,662  758,298  390,326  610,259   239,654       --
   (Payable to) Paragon Life Insurance
    Company..............................      (86)       (251)        (915)    (479)      (4)    (386)     (151)      --
                                          --------     -------    ---------  -------  -------  -------   -------       --
      Total Net Assets................... $136,602     395,320    1,444,747  757,819  390,322  609,873   239,503       --
                                          ========     =======    =========  =======  =======  =======   =======       ==
Net Assets, representing:
   Equity of Contract Owners............. $136,601     395,324    1,444,752  757,809  390,314  609,874   239,507
   Equity of Paragon Life Insurance
    Company..............................        1          (4)          (5)      10        8       (1)       (4)      --
                                          --------     -------    ---------  -------  -------  -------   -------       --
                                          $136,602     395,320    1,444,747  757,819  390,322  609,873   239,503       --
                                          ========     =======    =========  =======  =======  =======   =======       ==
Total Units Held.........................   99,272      27,768       55,903   38,746   33,829   52,136    22,113       --
Unit Value............................... $   1.38       14.24        25.84    19.56    11.54    11.70     10.83       --
Cost of Investments...................... $136,688     513,739    1,750,528  799,802  377,959  646,988   206,381       --
                                          ========     =======    =========  =======  =======  =======   =======       ==


                                          21st Century
                                             Growth     Growth
                                              Fund       Fund
                                            Division   Division
                                          ------------ --------
Net Assets:
   Investments in Scudder Variable Life
    Investment Fund, at Market Value
    (See Schedule of Investments)........    77,950     76,514
   (Payable to) Paragon Life Insurance
    Company..............................       (49)       (49)
                                             ------     ------
      Total Net Assets...................    77,901     76,465
                                             ======     ======
Net Assets, representing:
   Equity of Contract Owners.............    77,902     76,465
   Equity of Paragon Life Insurance
    Company..............................        (1)        --
                                             ------     ------
                                             77,901     76,465
                                             ======     ======
Total Units Held.........................    16,536     17,486
Unit Value...............................      4.71       4.37
Cost of Investments......................    74,986     76,831
                                             ======     ======



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                           STATEMENTS OF OPERATIONS



For the Years Ended December 31, 2003, 2002 and 2001 except for the Growth Fund
 Division which is for the period May 1, 2001 (inception) through December 31,
                                     2001.



                                                              Money Market Fund Division    International Fund Division
                                                            -----------------------------  ----------------------------
                                                               2003      2002      2001      2003      2002      2001
                                                            ---------  --------  --------  --------  --------  --------
Investment Income:
   Dividend Income......................................... $     949     2,121     3,876     2,497     3,305     2,544
Expenses:
   Mortality and Expense Charge............................       886     1,064       772     2,420     2,717     4,273
                                                            ---------  --------  --------  --------  --------  --------
      Net Investment Income (Expense)......................        63     1,057     3,104        77       588    (1,729)
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................        --        --        --        --        --   119,233
   Proceeds from Sales.....................................    20,409   120,366   103,104    48,831   157,865   178,017
   Cost of Investments Sold................................    20,409   120,366   103,104    80,404   267,814   234,734
                                                            ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..............        --        --        --   (31,573) (109,949)   62,516
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................        --        --        --  (232,574) (264,122)   17,654
   Unrealized (Loss) Gain End of Year......................        --        --        --  (118,168) (232,574) (264,122)
                                                            ---------  --------  --------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...............        --        --        --   114,406    31,548  (281,776)
                                                            ---------  --------  --------  --------  --------  --------
      Net Gain (Loss) on Investments.......................        --        --        --    82,833   (78,401) (219,260)
                                                            ---------  --------  --------  --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations $      63     1,057     3,104    82,910   (77,813) (220,989)
                                                            =========  ========  ========  ========  ========  ========

                                                                Balanced Fund Division          Bond Fund Division
                                                            -----------------------------  ----------------------------
                                                               2003      2002      2001      2003      2002      2001
                                                            ---------  --------  --------  --------  --------  --------
Investment Income:
   Dividend Income......................................... $  16,649    19,284    24,363    15,861    18,269     9,255
Expenses:
   Mortality and Expense Charge............................     5,086     5,272     6,735     2,856     2,345     1,891
                                                            ---------  --------  --------  --------  --------  --------
      Net Investment Income (Expense)......................    11,563    14,012    17,628    13,005    15,924     7,364
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................        --        --    37,454        --        --        --
   Proceeds from Sales.....................................   138,805   344,816   168,770   100,968    88,929    64,480
   Cost of Investments Sold................................   161,391   395,328   179,410    99,279    87,993    62,634
                                                            ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..............   (22,586)  (50,512)   26,814     1,689       936     1,846
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................  (160,441)  (77,976)   26,791    11,612     7,270     4,767
   Unrealized (Loss) Gain End of Year......................   (41,504) (160,441)  (77,976)   12,367    11,612     7,270
                                                            ---------  --------  --------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...............   118,937   (82,465) (104,767)      755     4,342     2,503
                                                            ---------  --------  --------  --------  --------  --------
      Net Gain (Loss) on Investments.......................    96,351  (132,977)  (77,953)    2,444     5,278     4,349
                                                            ---------  --------  --------  --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations $ 107,914  (118,965)  (60,325)   15,449    21,202    11,713
                                                            =========  ========  ========  ========  ========  ========


                                                            Capital Growth Fund Division
                                                            ----------------------------
                                                              2003      2002      2001
                                                            --------  --------  --------
Investment Income:
   Dividend Income.........................................    5,406     4,470    22,451
Expenses:
   Mortality and Expense Charge............................    9,451     9,821    13,067
                                                            --------  --------  --------
      Net Investment Income (Expense)......................   (4,045)   (5,351)    9,384
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................       --        --   212,962
   Proceeds from Sales.....................................  173,222   361,485   333,075
   Cost of Investments Sold................................  242,572   516,331   379,275
                                                            --------  --------  --------
      Net Realized (Loss) Gain on Investments..............  (69,350) (154,846)  166,762
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................ (672,153)  353,210   224,006
   Unrealized (Loss) Gain End of Year...................... (304,866) (672,153) (353,210)
                                                            --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...............  367,287  (318,943) (577,216)
                                                            --------  --------  --------
      Net Gain (Loss) on Investments.......................  297,937  (473,789) (410,454)
                                                            --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations  293,892  (479,140) (410,070)
                                                            ========  ========  ========
                                                                Growth & Income Fund
                                                                      Division
                                                            ----------------------------
                                                              2003      2002      2001
                                                            --------  --------  --------
Investment Income:
   Dividend Income.........................................    5,598     4,989     6,202
Expenses:
   Mortality and Expense Charge............................    3,945     3,752     3,909
                                                            --------  --------  --------
      Net Investment Income (Expense)......................    1,653     1,237     2,293
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................       --        --    11,703
   Proceeds from Sales.....................................  102,276   131,138   119,638
   Cost of Investments Sold................................  127,823   164,662   135,714
                                                            --------  --------  --------
      Net Realized (Loss) Gain on Investments..............   25,547   (33,524)   (4,373)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................ (184,711)  (78,082)  (18,216)
   Unrealized (Loss) Gain End of Year......................  (36,729) (184,711)  (78,082)
                                                            --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...............  147,982  (106,629)  (59,866)
                                                            --------  --------  --------
      Net Gain (Loss) on Investments.......................  122,435  (140,153)  (64,239)
                                                            --------  --------  --------
Increase (Decrease) in Net Assets Resulting from Operations  124,088  (138,916)  (61,946)
                                                            ========  ========  ========


                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                     STATEMENTS OF OPERATIONS--(Continued)



For the Years Ended December 31, 2003, 2002 and 2001 except for the Growth Fund
                       Division which is for the period


              May 1, 2001 (inception) through December 31, 2001.



                                                               Global Discovery Fund    Large Co. Growth
                                                                     Division             Fund Division
                                                            --------------------------  ----------------
                                                              2003      2002     2001   2003 2002  2001
                                                            --------  -------  -------  ---- ---- ------
Investment Income:
   Dividend Income......................................... $    149       --       --   --   --      --
Expenses:
   Mortality and Expense Charge............................    1,227      865      716   --   --      81
                                                            --------  -------  -------   --   --  ------
      Net Investment (Expense).............................   (1,078)    (865)    (716)  --   --     (81)
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................       --       --    1,891   --   --      --
   Proceeds from Sales.....................................   25,308   25,440   39,447   --   --  48,114
   Cost of Investments Sold................................   28,847   33,263   47,986   --   --  52,264
                                                            --------  -------  -------   --   --  ------
      Net Realized (Loss) on Investments...................   (3,539)  (7,823)  (6,648)  --   --  (4,150)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................  (38,447) (20,339)  (2,393)  --   --      --
   Unrealized Gain (Loss) End of Year......................   33,273  (38,447) (20,339)  --   --      --
                                                            --------  -------  -------   --   --  ------
   Net Unrealized Gain (Loss) on Investments...............   71,720  (18,108) (17,946)  --   --      --
                                                            --------  -------  -------   --   --  ------
      Net Gain (Loss) on Investments.......................   68,181  (25,931) (24,594)  --   --  (4,150)
                                                            --------  -------  -------   --   --  ------
Increase (Decrease) in Net Assets Resulting from Operations $ 67,103  (26,796) (25,310)  --   --  (4,231)
                                                            ========  =======  =======   ==   ==  ======


                                                               21st Century Growth
                                                                  Fund Division         Growth Fund Division
                                                            ------------------------  ------------------------
                                                              2003     2002    2001     2003     2002    2001
                                                            -------  -------  ------  -------  -------  ------
Investment Income:
   Dividend Income.........................................      --       --      --       53       --      --
Expenses:
   Mortality and Expense Charge............................     427      272     274      457      330     247
                                                            -------  -------  ------  -------  -------  ------
      Net Investment (Expense).............................    (427)    (272)   (274)    (404)    (330)   (247)
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions........................      --       --      --       --       --      --
   Proceeds from Sales.....................................  10,333   20,178  24,502    7,951   15,794  50,368
   Cost of Investments Sold................................  12,676   29,798  28,269    9,493   19,661  55,330
                                                            -------  -------  ------  -------  -------  ------
      Net Realized (Loss) on Investments...................  (2,343)  (9,620) (3,767)  (1,542)  (3,867) (4,962)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year................ (15,373)  (3,441)     --  (15,653)  (2,798)     --
   Unrealized Gain (Loss) End of Year......................   2,964  (15,373) (3,441)    (317) (15,653) (2,798)
                                                            -------  -------  ------  -------  -------  ------
   Net Unrealized Gain (Loss) on Investments...............  18,337  (11,932) (3,442)  15,336  (12,855) (2,798)
                                                            -------  -------  ------  -------  -------  ------
      Net Gain (Loss) on Investments.......................  15,994  (21,551) (7,208)  13,794  (16,722) (7,760)
                                                            -------  -------  ------  -------  -------  ------
Increase (Decrease) in Net Assets Resulting from Operations  15,567  (21,824) (7,482)  13,390  (17,052) (8,007)
                                                            =======  =======  ======  =======  =======  ======



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENTS OF CHANGES IN NET ASSETS



For the Years Ended December 31, 2003, 2002 and 2001 except for the Growth Fund
 Division which is for the period May 1, 2001 (inception) through December 31,
                                     2001.



                                                                  Money Market Fund Division   International Fund Division
                                                                 ----------------------------  ---------------------------
                                                                   2003      2002      2001      2003     2002      2001
                                                                 --------  --------  --------  -------  --------  --------
Operations:
   Net Investment Income (Expense).............................. $     63     1,057     3,104       77       588    (1,729)
   Net Realized (Loss) Gain on Investments......................       --        --        --  (31,573) (109,949)   62,516
   Net Unrealized Gain (Loss) on Investments....................       --        --        --  114,406    31,548  (281,776)
                                                                 --------  --------  --------  -------  --------  --------
   Increase (Decrease) in Net Assets Resulting from Operations..       63     1,057     3,104   82,910   (77,813) (220,989)
   Net Deposits into (Withdrawals from) the Separate Account....   29,075   (49,229)   65,908   19,305   (83,392)  (69,674)
                                                                 --------  --------  --------  -------  --------  --------
      Increase (Decrease) in Net Assets.........................   29,138   (48,172)   69,012  102,215  (161,205) (290,663)
   Net Assets, Beginning of Year................................  107,464   155,636    86,624  293,105   454,310   744,973
                                                                 --------  --------  --------  -------  --------  --------
   Net Assets, End of Year...................................... $136,602   107,464   155,636  395,320   293,105   454,310
                                                                 ========  ========  ========  =======  ========  ========

                                                                    Balanced Fund Division          Bond Fund Division
                                                                 ----------------------------  ---------------------------
                                                                   2003      2002      2001      2003     2002      2001
                                                                 --------  --------  --------  -------  --------  --------
Operations:
   Net Investment Income (Expense).............................. $ 11,563    14,012    17,628   13,005    15,924     7,364
   Net Realized (Loss) Gain on Investments......................  (22,586)  (50,512)   26,814    1,689       936     1,846
   Net Unrealized Gain (Loss) on Investments....................  118,937   (82,465) (104,767)     755     4,342     2,503
                                                                 --------  --------  --------  -------  --------  --------
   Increase (Decrease) in Net Assets Resulting from Operations..  107,914  (118,965)  (60,325)  15,449    21,202    11,713
   Net Deposits into (Withdrawals from) the Separate Account....   54,473  (194,788)   47,561   26,818    53,393    28,583
                                                                 --------  --------  --------  -------  --------  --------
      Increase (Decrease) in Net Assets.........................  162,387  (313,753)  (12,764)  42,267    74,595    40,296
   Net Assets, Beginning of Year................................  595,432   909,185   921,949  348,055   273,460   233,164
                                                                 --------  --------  --------  -------  --------  --------
   Net Assets, End of Year...................................... $757,819   595,432   909,185  390,322   348,055   273,460
                                                                 ========  ========  ========  =======  ========  ========


                                                                   Capital Growth Fund Division
                                                                 -------------------------------
                                                                    2003       2002       2001
                                                                 ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)..............................    (4,045)    (5,351)     9,384
   Net Realized (Loss) Gain on Investments......................   (69,350)  (154,846)   166,762
   Net Unrealized Gain (Loss) on Investments....................   367,287   (318,943)  (577,216)
                                                                 ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from Operations..   293,892   (479,140)  (401,070)
   Net Deposits into (Withdrawals from) the Separate Account....    80,558   (102,995)    28,607
                                                                 ---------  ---------  ---------
      Increase (Decrease) in Net Assets.........................   374,450   (582,135)  (372,463)
   Net Assets, Beginning of Year................................ 1,070,297  1,652,432  2,024,895
                                                                 ---------  ---------  ---------
   Net Assets, End of Year...................................... 1,444,747  1,070,297  1,652,432
                                                                 =========  =========  =========

                                                                  Growth & Income Fund Division
                                                                 -------------------------------
                                                                    2003       2002       2001
                                                                 ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)..............................     1,653      1,237      2,293
   Net Realized (Loss) Gain on Investments......................   (25,547)   (33,524)    (4,373)
   Net Unrealized Gain (Loss) on Investments....................   147,982   (106,629)   (59,866)
                                                                 ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from Operations..   124,088   (138,916)   (61,946)
   Net Deposits into (Withdrawals from) the Separate Account....    37,960     20,125    142,706
                                                                 ---------  ---------  ---------
      Increase (Decrease) in Net Assets.........................   162,048   (118,791)    80,760
   Net Assets, Beginning of Year................................   447,825    566,616    485,856
                                                                 ---------  ---------  ---------
   Net Assets, End of Year......................................   609,873    447,825    566,616
                                                                 =========  =========  =========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



               STATEMENTS OF CHANGES IN NET ASSETS--(Continued)



For the Years Ended December 31, 2003, 2002 and 2001 except for the Growth Fund
 Division which is for the period May 1, 2001 (inception) through December 31,
                                     2001.



                                                                                             Large Co. Growth Fund
                                                                    Global Fund Division          Division
                                                                 --------------------------  --------------------
                                                                   2003      2002     2001   2003  2002    2001
                                                                 --------  -------  -------  ----  ----  -------
Operations:
   Net Investment (Expense) Income.............................. $ (1,078)    (865)    (716)   --    --      (81)
   Net Realized (Loss) Gain on Investments......................   (3,539)  (7,823)  (6,648)   --    --   (4,150)
   Net Unrealized (Loss) Gain on Investments....................   71,720  (18,108) (17,946)   --    --       --
                                                                 --------  -------  -------  ----  ----  -------
   Increase (Decrease) in Net Assets Resulting from Operations..   67,103  (26,796) (25,310)   --    --   (4,231)
   Net Deposits into (Withdrawals from) the Separate Account....   49,852   41,777   38,154    --    --  (30,628)
                                                                 --------  -------  -------  ----  ----  -------
      Increase (Decrease) in Net Assets.........................  116,955   14,981   12,844    --    --  (34,859)
   Net Assets, Beginning of Year................................  122,548  107,567   94,723    --    --   34,859
                                                                 --------  -------  -------  ----  ----  -------
   Net Assets, End of Year...................................... $239,503  122,548  107,567    --    --       --
                                                                 ========  =======  =======  ====  ====  =======


                                                                   21st Century Growth
                                                                      Fund Division         Growth Fund Division
                                                                 -----------------------  -----------------------
                                                                  2003     2002    2001    2003     2002    2001
                                                                 ------  -------  ------  ------  -------  ------
Operations:
   Net Investment (Expense) Income..............................   (427)    (272)   (274)   (404)    (330)   (247)
   Net Realized (Loss) Gain on Investments...................... (2,343)  (9,620) (3,767) (1,542)  (3,867) (4,962)
   Net Unrealized (Loss) Gain on Investments.................... 18,337  (11,932) (3,441) 15,336  (12,855) (2,798)
                                                                 ------  -------  ------  ------  -------  ------
   Increase (Decrease) in Net Assets Resulting from Operations.. 15,567  (21,824) (7,482) 13,390  (17,052) (8,007)
   Net Deposits into (Withdrawals from) the Separate Account.... 27,745    9,638  25,578  22,979   14,140  51,015
                                                                 ------  -------  ------  ------  -------  ------
      Increase (Decrease) in Net Assets......................... 43,312  (12,186) 18,096  36,369   (2,912) 43,008
   Net Assets, Beginning of Year................................ 34,589   46,775  28,679  40,096   43,008      --
                                                                 ------  -------  ------  ------  -------  ------
   Net Assets, End of Year...................................... 77,901   34,589  46,775  76,465   40,096  43,008
                                                                 ======  =======  ======  ======  =======  ======




                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                         NOTES TO FINANCIAL STATEMENTS



                               December 31, 2003



(1) Organization



   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1991. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into ten Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of Scudder Variable Life Investment Fund, an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth & Income, Global Discovery, Large Company Growth, 21/st/ Century Growth and Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions. On May 1, 2001, Paragon liquidated the Large Company Growth Fund Division and created the Growth Fund Division.



(2) Significant Accounting Policies



   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.



  Investments



   The investments of the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.



  Federal Income Taxes



   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.



  Use of Estimates



   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.



(3) Policy Charges



   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.



  Premium Expense Charge



   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable,

                          PARAGON SEPARATE ACCOUNT B
is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.



  Monthly Expense Charge



   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.



  Cost of Insurance



   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.



  Optional Rider Benefits Charge



   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.



  Surrender or Contingent Deferred Sales Charge



   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.



  Mortality and Expense Charge



   In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each Division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Scudder Investment Series Shares



   For the years ended December 31, 2003, 2002 and 2001 except for the Growth Fund Division which is for the period May 1, 2001 (inception) through December 31, 2001.



                Money Market           International          Capital Growth             Balanced                  Bond
               Fund Division           Fund Division           Fund Division           Fund Division           Fund Division
          ------------------------ ---------------------- ----------------------- ----------------------- -----------------------
            2003    2002    2001    2003   2002    2001    2003    2002    2001    2003    2002    2001    2003    2002    2001
          -------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases $ 48,547  70,402 167,993 65,615  72,125 103,590 245,616 248,369 346,611 188,638 144,748 209,048 124,531 140,368  91,037
Sales.... $ 20,409 120,366 103,104 48,831 157,865 178,017 173,222 361,485 333,075 138,805 344,816 168,770 100,968  88,929  64,480

              Growth & Income         Global Discovery       Large Co. Growth       21st Century Growth           Growth
               Fund Division           Fund Division           Fund Division             Division              Fund Division
          ------------------------ ---------------------- ----------------------- ----------------------- -----------------------
            2003    2002    2001    2003   2002    2001    2003    2002    2001    2003    2002    2001    2003    2002    2001
          -------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases $136,136 148,200 257,401 73,935  66,497  76,834      --      --  52,317  37,693  29,549  78,098  30,505  29,619 101,138
Sales.... $102,276 131,138 119,638 25,308  25,440  39,447      --      --  48,114  10,333  20,178  24,502   7,951  15,794  50,368



The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001 except for the Growth Division which is for the period of May 1, 2001 (inception) through December 31, 2001.



                                           Money Market           International          Capital Growth
                                             Division                Division               Division
                                      ----------------------- ---------------------  ---------------------
                                       2003    2002    2001    2003   2002    2001    2003   2002    2001
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
Net Increase (Decrease) in Units
   Deposits.......................... 39,966  54,266   82,551  7,906  6,133   5,917  13,880 10,910  10,639
   Withdrawals....................... 18,826  90,112   33,989  6,244 12,813  10,031  10,133 15,351   9,556
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
      Net Increase (Decrease) in
       Units......................... 21,140 (35,846)  48,562  1,662 (6,680) (4,114)  3,747 (4,441)  1,083
Outstanding Units, Beginning of Year. 78,132 113,978   65,416 26,106 32,786  36,900  52,156 56,597  55,514
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
Outstanding Units, End of Year....... 99,272  78,132  113,978 27,768 26,106  32,786  55,903 52,156  56,597
                                      ====== =======  ======= ====== ======  ======  ====== ======  ======

                                          Growth & Income        Global Discovery       Large Co. Growth
                                             Division                Division               Division
                                      ----------------------- ---------------------  ---------------------
                                       2003    2002    2001    2003   2002    2001    2003   2002    2001
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
Net Increase (Decrease) in Units
   Deposits.......................... 16,290  14,353   19,452 10,189  8,426   6,394      --     --   2,349
   Withdrawals....................... 12,311  12,687    8,059  4,818  3,370   2,413      --     --   7,821
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
      Net Increase (Decrease) in
       Units.........................  3,979   1,666   11,393  5,371  5,056   3,981      --     --  (5,472)
Outstanding Units, Beginning of Year. 48,157  46,491   35,098 16,742 11,686   7,705      --     --   5,472
                                      ------ -------  ------- ------ ------  ------  ------ ------  ------
Outstanding Units, End of Year....... 52,136  48,157   46,491 22,113 16,742  11,686      --     --      --
                                      ====== =======  ======= ====== ======  ======  ====== ======  ======


                                             Balanced                Bond
                                             Division              Division
                                      ---------------------- --------------------
                                       2003    2002    2001   2003   2002   2001
                                      ------ -------  ------ ------ ------ ------
Net Increase (Decrease) in Units
   Deposits.......................... 12,931   8,308  10,096 12,580 13,752  8,256
   Withdrawals.......................  9,281  18,539   7,597 10,208  8,704  5,482
                                      ------ -------  ------ ------ ------ ------
      Net Increase (Decrease) in
       Units.........................  3,650 (10,231)  2,499  2,372  5,048  2,774
Outstanding Units, Beginning of Year. 35,636  45,867  43,368 31,457 26,409 23,635
                                      ------ -------  ------ ------ ------ ------
Outstanding Units, End of Year....... 39,286  35,636  45,867 33,829 31,457 26,409
                                      ====== =======  ====== ====== ====== ======

                                       21st Century Growth          Growth
                                             Division              Division
                                      ---------------------- --------------------
                                       2003    2002    2001   2003   2002   2001
                                      ------ -------  ------ ------ ------ ------
Net Increase (Decrease) in Units
   Deposits.......................... 10,213   6,929   5,471  8,684  6,686 12,088
   Withdrawals.......................  3,205   4,921   1,880  2,548  3,866  3,558
                                      ------ -------  ------ ------ ------ ------
      Net Increase (Decrease) in
       Units.........................  7,008   2,008   3,591  6,136  2,820  8,530
Outstanding Units, Beginning of Year.  9,528   7,520   3,929 11,350  8,530     --
                                      ------ -------  ------ ------ ------ ------
Outstanding Units, End of Year....... 16,536   9,528   7,520 17,486 11,350  8,530
                                      ====== =======  ====== ====== ====== ======

                          PARAGON SEPARATE ACCOUNT B



                            SCHEDULE OF INVESTMENTS



                               December 31, 2003



                                           Number of
                                            Shares   Market Value    Cost
                                           --------- ------------ ----------
    Scudder Variable Insurance Series:
       Money Market Fund Division.........  136,688   $  136,688  $  136,688
       International Fund Division........   47,890      395,571     513,739
       Capital Growth Fund Division.......   99,086    1,445,662   1,750,528
       Balanced Fund Division.............   67,826      758,298     799,802
       Bond Fund Division.................   55,444      390,326     377,959
       Growth & Income Fund Division......   71,795      610,259     646,988
       Global Discovery Fund Division.....   23,088      239,654     206,381
       Large Company Growth Fund Division.       --           --          --
       21st Century Growth Fund Division..   16,274       77,950      74,986
       Growth Fund Division...............    4,134       76,514      76,831



                See accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                        As of December 31, 2003   For the Year Ended December 31, 2003
                                      --------------------------- -----------------------------------
                                      Total                       Investment
                                      Units  Unit Fair              Income      Expense
                                      Held     Value   Net Assets   Ratio*      Ratio**    Return***
-                                     ------ --------- ---------- ----------    -------    ---------
Scudder Variable Insurance Series:
   Money Market Fund Division........ 99,272  $ 1.38   $  136,602    0.80%       0.75%       -0.29%
   International Fund Division....... 27,768   14.24      395,320    0.77%       0.75%       26.77%
   Capital Growth Fund Division...... 55,903   25.84    1,444,747    0.43%       0.75%       25.95%
   Balanced Fund Division............ 38,746   19.56      757,819    2.46%       0.75%       17.05%
   Bond Fund Division................ 33,829   11.54      390,322    4.15%       0.75%        4.32%
   Growth & Income Fund Division..... 52,136   11.70      609,873    1.07%       0.75%       25.78%
   Global Discovery Fund Division.... 22,113   10.83      239,503    0.09%       0.75%       47.97%
   Large Company Growth Fund
     Division........................     --      --           --    0.00%       0.75%        0.00%
   21st Century Growth Fund Division. 16,536    4.71       77,901    0.00%       0.75%       29.78%
   Growth Fund Division.............. 17,486    4.37       76,465    0.09%       0.75%       23.88%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                         As of December 31, 2002   For the Year Ended December 31, 2002
                                       --------------------------- -----------------------------------
                                       Total
                                       Units  Unit Fair             Investment     Expense     Total
                                       Held     Value   Net Assets Income Ratio*   Ratio**   Return***
                                       ------ --------- ---------- -------------   -------   ---------
Scudder Variable Life Investment Fund:
   Money Market Fund Division......... 78,132  $ 1.38   $  107,464     1.43%        0.75%       0.73%
   International Fund Division........ 26,106   11.23      293,105     0.88%        0.75%     -18.98%
   Capital Growth Fund Division....... 52,156   20.52    1,070,297     0.33%        0.75%     -29.73%
   Balanced Fund Division............. 35,636   16.71      595,432     2.66%        0.75%     -15.69%
   Bond Fund Division................. 31,457   11.06      348,055     5.92%        0.75%       6.76%
   Growth & Income Fund Division...... 48,157    9.30      447,825     0.98%        0.75%     -23.71%
   Global Discovery Fund Division..... 16,742    7.32      122,548     0.00%        0.75%     -20.52%
   Large Company Growth Fund
     Division.........................     --      --           --     0.00%        0.75%       0.00%
   21st Century Growth Fund Division..  9,528    3.63       34,589     0.00%        0.75%     -41.64%
   Growth Fund Division............... 11,350    3.53       40,096     0.00%        0.75%     -29.96%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                     As of December 31, 2001    For the Year Ended December 31, 2001
                                   ---------------------------- -----------------------------------
                                    Total                       Investment
                                    Units  Unit Fair              Income      Expense      Total
                                    Held     Value   Net Assets   Ratio*      Ratio**    Return***
                                   ------- --------- ---------- ----------    -------    ---------
Scudder Variable Life Investment
  Fund:
   Money Market Fund Division..... 113,978  $ 1.37   $  155,636    3.38%       0.75%        3.79%
   International Fund Division....  32,786   13.86      454,310    0.44%       0.75%      -31.35%
   Capital Growth Fund Division...  56,597   29.20    1,652,432    1.27%       0.75%      -19.96%
   Balanced Fund Division.........  45,867   19.82      909,185    2.68%       0.75%       -6.78%
   Bond Fund Division.............  26,409   10.36      273,460    3.66%       0.75%        4.96%
   Growth & Income Fund Division..  46,491   12.19      566,616    1.18%       0.75%      -11.92%
   Global Discovery Fund Division.  11,686    9.21      107,567    0.00%       0.75%      -25.06%
   Large Company Growth Fund
     Division.....................      --      --           --    0.00%       0.75%       -9.93%
   21st Century Growth Fund
     Division.....................   7,520    6.22       46,775    0.00%       0.75%      -14.79%
   Growth Fund Division...........   8,530    5.04       43,008    0.02%       0.75%      -12.16%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                          Morgan Stanley Variable Investment
                                          Series
[LOGO]
Paragon Life
A MetLife(R) Company
                                [Paragon Logo]
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2004


                                                                          50450

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and Registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.



                  The date of this Prospectus is May 1, 2004

                     Group and Individual Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                  May 1, 2004


This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                            Money Market Portfolio
                         Quality Income Plus Portfolio
                             High Yield Portfolio
                              Utilities Portfolio
                           Income Builder Portfolio
                           Dividend Growth Portfolio
                       Global Dividend Growth Portfolio
                           European Growth Portfolio
                           Pacific Growth Portfolio
                               Equity Portfolio
                          Global Advantage Portfolio
                             Strategist Portfolio


                  The date of this Prospectus is May 1, 2004

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  9
   Issuing the Policy.................................................... 12
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 16
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 17
      The Company
   The Separate Account and the Funds.................................... 18
      The Separate Account
      The Funds
   Policy Values......................................................... 21
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 22
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 29
      Lapse
      Reinstatement
   Charges and Deductions................................................ 30
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 34
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 37
           Distribution of the Policies......................... 37
           General Provisions of the Group Contract............. 38
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 39
           Legal Proceedings.................................... 40
           Financial Statements................................. 40
           Glossary............................................. 41
           Statement of Additional Information Table of Contents 43

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing. If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.



Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. Your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).




                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment




To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.



Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.



U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Risk of Frequent Transfers



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.


Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.


                                        Transaction Fees/(1)/
----------------------------------------------------------------------------------------------
                                                                  Amount Deducted
----------------------------------------------------------------------------------------------
                                                      Maximum Guaranteed
           Charge            When Charge is Deducted        Charge           Current Charge
----------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment
                                                        1.00% of each        1.00% of each
For Policies issued under                              premium payment      premium payment
Group Contracts

Only for Policies treated as                            2.00% of each        2.00% of each
Individual contracts under                             premium payment      premium payment
Omnibus Budget
Reconciliation Act of 1990
----------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each
                                 premium payment        2.00% of each        2.00% of each
For all Policies                                       premium payment      premium payment
----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or The lesser of $25 or
                                 withdrawal from       2% of the amount     2% of the amount
                                   the Policy             withdrawn            withdrawn
----------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in    $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid
----------------------------------------------------------------------------------------------

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                       Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------------------------
                                                                    Amount Deducted
--------------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge             When Charge is Deducted        Charge            Current Charge
--------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/    On the Investment
per $1000 of net amount at    Start Date and on each         $0.163                $0.041
risk                            Monthly Anniversary         $31.307                $15.625
..Minimum/(2)/ and
..Maximum/(3) /Charges
..Charge for an insured,                                      $0.651                $0.227
  attained age 50, in an
  Executive Program with
  1000 participants rate
  class
--------------------------------------------------------------------------------------------------
Administrative Charge/(4)/    On the Investment Start     $6 per month         (i) Fewer than
                                 Date and on each       during the first       1000 employees,
                                succeeding Monthly      Policy Year and        $3.50 per month
                                    Anniversary        $3.50 per month in   (ii) 1000+ employees,
                                                         renewal years         $2.00 per month
--------------------------------------------------------------------------------------------------
Mortality and Expense Risk             Daily          0.90% (annually) of  0.90% (annually) of the
Charge                                                 the net assets of     net assets of each
                                                      each Division of the     Division of the
                                                        Separate Account      Separate Account
--------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/         On each Policy              3.0%                  0.90%
                                    Anniversary
--------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (the charge for an insured attained age 50, in an Executive Program with 1,000 participants rate class assumes a Policy with $750,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 1,000 participants rate class.



/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 1,000 participants rate class.


/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.


                       Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------------------------
                                                                    Amount Deducted
--------------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge             Current Charge
--------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
--------------------------------------------------------------------------------------------------
Waiver of Monthly            On rider start date and
Deductions Rider (per $1.00      on each Monthly            $0.0061                $0.0061
of waived deduction)               Anniversary              $0.2057                $0.2057
..Minimum/(2)/ and                                           $0.0833                $0.0833
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 50, in an
  Executive Program with
  1000 participants rate
  class
--------------------------------------------------------------------------------------------------
Children's Life Insurance    On rider start date and         $0.16                  $0.16
Rider per $1000 of coverage      on each Monthly
..Minimum and Maximum               Anniversary
  Charges for all Children
--------------------------------------------------------------------------------------------------
Accelerated Death Benefit              N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                              Benefit Administrative Benefit Administrative
                                                     Charge" in Transaction Charge" in Transaction
                                                        Fees table above       Fees table above

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider, generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 50, in an Executive Program with 1,000 participants rate class assumes a Policy with $750,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 50, in an Executive Program with 1,000 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 1,000 participants rate class


The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



The next table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.52%   1.04%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2003.



                                                                  Gross
                                     Management 12b-1  Other   Total Annual
    Fund                                Fees    Fees  Expenses   Expenses
    -----------------------------------------------------------------------
    Money Market Portfolio             0.50%    0.00%  0.02%      0.52%
    -----------------------------------------------------------------------
    Quality Income Plus Portfolio      0.50%    0.00%  0.03%      0.53%
    -----------------------------------------------------------------------
    High Yield Portfolio               0.50%    0.00%  0.20%      0.70%
    -----------------------------------------------------------------------
    Utilities Portfolio                0.65%    0.00%  0.05%      0.70%
    -----------------------------------------------------------------------
    Income Builder Portfolio           0.75%    0.00%  0.09%      0.84%
    -----------------------------------------------------------------------
    Dividend Growth Portfolio          0.57%    0.00%  0.02%      0.59%
    -----------------------------------------------------------------------
    Global Dividend Growth Portfolio   0.75%    0.00%  0.07%      0.82%
    -----------------------------------------------------------------------
    European Growth Portfolio          0.95%    0.00%  0.09%      1.04%
    -----------------------------------------------------------------------
    Equity Portfolio                   0.50%    0.00%  0.02%      0.52%
    -----------------------------------------------------------------------
    Global Advantage Portfolio         0.65%    0.00%  0.28%      0.93%
    -----------------------------------------------------------------------
    Strategist Portfolio               0.50%    0.00%  0.02%      0.52%


ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Charge Conversion.")


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure.

We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.


Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (see "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

      Portfolio        Investment Manager                     Investment Objective
---------------------- ------------------ ------------------------------------------------------------
Money Market Portfolio   Morgan Stanley   The Portfolio seeks high current income, preservation of
                         Advisors, Inc.   capital and liquidity.
------------------------------------------------------------------------------------------------------
Quality Income Plus      Morgan Stanley   The Portfolio seeks as a primary objective, to provide a
Portfolio                Advisors, Inc    high level of current income, by investing primarily in U.S.
                                          government securities and other fixed income securities. As a secondary objective the Portfolio seeks capital
                                          appreciation but only when consistent with its primary
                                          objective.
------------------------------------------------------------------------------------------------------

     Portfolio       Investment Manager                        Investment Objective
----------------------------------------------------------------------------------------------------------
High Yield Portfolio   Morgan Stanley   The Portfolio seeks as a primary objective to provide a high level
                       Advisors, Inc    of current income by investing in a diversified portfolio
                                        consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective.
----------------------------------------------------------------------------------------------------------
Utilities Portfolio    Morgan Stanley   The Portfolio seeks both capital appreciation and current income.
                       Advisors, Inc
----------------------------------------------------------------------------------------------------------
Income Builder         Morgan Stanley   The Portfolio seeks reasonable income as a primary objective.
Portfolio              Advisors, Inc    As the secondary objective, the portfolio seeks growth of capital.
----------------------------------------------------------------------------------------------------------
Dividend Growth        Morgan Stanley   The Portfolio seeks to provide reasonable current income and
Portfolio              Advisors, Inc    long-term growth of income and capital.
----------------------------------------------------------------------------------------------------------
Global Dividend        Morgan Stanley   The Portfolio seeks to provide reasonable current income and
Growth Portfolio       Advisors, Inc    long-term growth of income and capital.
----------------------------------------------------------------------------------------------------------
European Growth        Morgan Stanley   The Portfolio seeks to maximize the capital appreciation of its
Portfolio              Advisors, Inc    investments.
----------------------------------------------------------------------------------------------------------
Equity Portfolio       Morgan Stanley   The Portfolio seeks as a primary objective growth of capital
                       Advisors, Inc    through investments in common stocks of companies believed by the Investment Manager to have potential for superior
                                        growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.
----------------------------------------------------------------------------------------------------------
Global Advantage       Morgan Stanley   The Portfolio seeks long term capital growth.
Portfolio              Advisors, Inc
----------------------------------------------------------------------------------------------------------
Strategist Portfolio   Morgan Stanley   The Portfolio seeks high total investment return through a fully
                       Advisors, Inc    managed investment policy utilizing equity, fixed income and money market securities, and the writing of covered call and put options.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus. You should read these prospectuses carefully and keep them for future reference.


Agreements. An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.



Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.



We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that

Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request. The total amount available for withdrawal may not exceed the total cash surrender value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.




We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;


  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;


  .   charging a transfer or collecting a Fund redemption fee;


  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or


  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.

  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.

  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

                              Transaction Charges

Premium Expense Charge

Before we allocate net premiums among the divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1% of the premium. In addition, for certain Policies deemed to be individual contracts under federal tax laws we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.

  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some cases, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.10%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.







In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting payment under this rider.


Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


Non-U.S. Persons--U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider


  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company.

In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

Broker-Dealers will receive commissions based upon a commission schedule in the sales agreement with us and the principal underwriter. Broker-Dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender value. Maximum commissions payable to a broker-dealer during the first year of a group contract are 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash Surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.





A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.



The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================


Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   8
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectus for Morgan Stanley Advisors, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                   Morgan Stanley Variable Investment Series

[LOGO]
Paragon Life
A MetLife(R) Company

                                                                   MS SAI 60450

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   8
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.



               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================


   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



   General American Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.



   Sales compensation was paid to selling firms with respect to the Policies in the following amounts during the periods indicated:



                                             Aggregate Amount
                  Fiscal Aggregate Amount of  of Commissions
                   year   Commissions Paid   Retained by GAD
                  -------------------------------------------
                   2003.       $10,526              $0
                  -------------------------------------------
                   2002.       $   204              $0
                  -------------------------------------------
                   2001.       $57,171              $0






   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75-90.......    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT

Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Morgan Stanley Divisions:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder and Global Advantage Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2003, the related statements of operations, changes in net assets and the financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2003, the results of their operations, changes in their net assets and the financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri

April 15, 2004

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2003


                                                                             Money       High                           Quality
                                                                             Market     Yield      Equity   Strategist  Income
                                                                              Fund       Fund       Fund       Fund    Plus Fund
                                                                            Division   Division   Division   Division  Division
                                                                            --------  ---------  ---------  ---------- ---------
Net Assets:
   Investments in Morgan Stanley Investment Series, at Market Value (See
    Schedule of Investments)............................................... $512,899     92,541  1,308,413   442,193     71,172
   (Payable to) Receivable from Paragon Life Insurance Company.............   (7,306)       (70)      (989)     (335)       (54)
                                                                            --------  ---------  ---------   -------    -------
      Total Net Assets..................................................... $505,593     92,471  1,307,424   441,858     71,118
                                                                            ========  =========  =========   =======    =======
Total Net Assets, represented by:
   Equity of Contract Owners............................................... $505,593     92,473  1,307,425   441,861     71,119
   Equity of Paragon Life Insurance Company................................       --         (2)        (1)       (3)        (1)
                                                                            --------  ---------  ---------   -------    -------
                                                                            $505,593     92,471  1,307,424   441,858     71,118
                                                                            ========  =========  =========   =======    =======
Total Units Held...........................................................  390,544     25,060     26,265    18,792      4,193
Unit Value................................................................. $   1.29       3.69      49.78     23.51      16.98
Cost of Investments........................................................ $512,899    127,466  1,584,768   429,744     70,003

                                                                                                   Global
                                                                                       Pacific    Dividend    Income    Global
                                                                            European    Growth     Growth    Builder   Advantage
                                                                              Fund       Fund       Fund       Fund      Fund
                                                                            Division   Division   Division   Division  Division
                                                                            --------  ---------  ---------  ---------- ---------
Net Assets:
   Investments in Morgan Stanley Dean Witter Investment Series, at Market
    Value (See Schedule of Investments).................................... $620,126    901,255    746,973    12,467    200,567
   (Payable to) Paragon Life Insurance Company.............................     (469)      (683)      (566)      (10)      (152)
                                                                            --------  ---------  ---------   -------    -------
      Total Net Assets..................................................... $619,657    900,572    746,407    12,457    200,415
                                                                            ========  =========  =========   =======    =======
Total Net Assets, represented by:
   Equity of Contract Owners............................................... $619,657    900,585    746,407    12,457    200,424
   Equity of Paragon Life Insurance Company................................       --        (13)        --        --         (9)
                                                                            --------  ---------  ---------   -------    -------
                                                                            $619,657    900,572    746,407    12,457    200,415
                                                                            ========  =========  =========   =======    =======
Total Units Held...........................................................   19,921    215,421     38,299       738     25,708
Unit Value................................................................. $  31.11       4.18      19.49     16.88       7.80
Cost of Investments........................................................ $709,776  1,151,891    693,024    11,314    197,678


                                                                             Dividend            Capital
                                                                              Growth   Utilities  Growth
                                                                               Fund      Fund      Fund
                                                                             Division  Division  Division
                                                                            ---------  --------- --------
Net Assets:
   Investments in Morgan Stanley Investment Series, at Market Value (See
    Schedule of Investments)............................................... 1,556,620   53,646      --
   (Payable to) Receivable from Paragon Life Insurance Company.............     6,803      (41)     --
                                                                            ---------   ------      --
      Total Net Assets..................................................... 1,563,423   53,605      --
                                                                            =========   ======      ==
Total Net Assets, represented by:
   Equity of Contract Owners............................................... 1,563,424   53,605      --
   Equity of Paragon Life Insurance Company................................        (1)      --      --
                                                                            ---------   ------      --
                                                                            1,563,423   53,605      --
                                                                            =========   ======      ==
Total Units Held...........................................................    59,129    2,918      --
Unit Value.................................................................     26.44    18.37      --
Cost of Investments........................................................ 1,654,117   61,609      --







Net Assets:
   Investments in Morgan Stanley Dean Witter Investment Series, at Market
    Value (See Schedule of Investments)....................................
   (Payable to) Paragon Life Insurance Company.............................

      Total Net Assets.....................................................

Total Net Assets, represented by:
   Equity of Contract Owners...............................................
   Equity of Paragon Life Insurance Company................................



Total Units Held...........................................................
Unit Value.................................................................
Cost of Investments........................................................


                See accompanying notes to financial statements

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

             For the Years ended December 31, 2003, 2002 and 2001

                                               Money Market Fund Division    High Yield Fund Division
                                               --------------------------  ----------------------------
                                                 2003      2002     2001     2003      2002      2001
                                               --------  -------  -------  --------  --------  --------
Investment Income:
   Dividend Income............................ $  3,553    4,499   12,888     8,240    14,406    15,835
Expenses:
   Mortality and Expense Charge...............    4,766    3,188    3,115       755       699       729
                                               --------  -------  -------  --------  --------  --------
      Net Investment (Expense) Income.........   (1,213)   1,311    9,773     7,485    13,707    15,106
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions...........       --       --       --        --        --        --
   Proceeds from Sales........................  251,938  282,890  269,775    16,623    58,315    50,440
   Cost of Investments Sold...................  251,938  282,890  269,775    25,050   110,236    87,202
                                               --------  -------  -------  --------  --------  --------
      Net Realized (Loss) Gain on
       Investments............................       --       --       --    (8,427)  (51,921)  (36,762)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year...       --       --       --   (55,342)  (87,458)  (72,744)
   Unrealized (Loss) Gain End of Year.........       --       --       --   (34,925)  (55,342)  (87,458)
                                               --------  -------  -------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments..       --       --       --    20,417    32,116   (14,714)
                                               --------  -------  -------  --------  --------  --------
      Net Gain (Loss) on Investments..........       --       --       --    11,990   (19,805)  (51,476)
(Decrease) Increase in Assets Resulting from
 Operations................................... $ (1,213)   1,311    9,773    19,475    (6,098)  (36,370)
                                               ========  =======  =======  ========  ========  ========

                                                Quality Income Plus Fund       Dividend Growth Fund
                                                        Division                     Division
                                               --------------------------  ----------------------------
                                                 2003      2002     2001     2003      2002      2001
                                               --------  -------  -------  --------  --------  --------
Investment Income:
   Dividend Income............................ $  3,678    3,503    3,647    25,132    25,524    25,507
Expenses:
   Mortality and Expense Charge...............      583      513      558    11,535    11,230    11,921
                                               --------  -------  -------  --------  --------  --------
      Net Investment Income (Expense).........    3,095    2,990    3,089    13,597    14,294    13,586
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...........       --       --       --        --        --        --
   Proceeds from Sales........................   16,029   26,716   35,149   186,948   345,764   304,999
   Cost of Investments Sold...................   15,899   26,967   35,474   243,745   431,791   366,895
                                               --------  -------  -------  --------  --------  --------
      Net Realized Gain (Loss) on
       Investments............................      130     (251)    (325)  (56,797)  (86,027)  (61,896)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...       13      236   (2,134) (455,069) (276,778) (236,589)
   Unrealized Gain (Loss) End of Year.........    1,169       13      236   (97,497) (455,069) (276,778)
                                               --------  -------  -------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments..    1,156     (223)   2,370   357,572  (178,291)  (40,189)
                                               --------  -------  -------  --------  --------  --------
      Net Gain (Loss) on Investments..........    1,286     (474)   2,045   300,775  (264,318) (102,085)
Increase (Decrease) in Assets Resulting from
 Operations................................... $  4,381    2,516    5,134   314,372  (250,024)  (88,499)
                                               ========  =======  =======  ========  ========  ========

                                                   Equity Fund Division        Strategist Fund Division
                                               ----------------------------  ---------------------------
                                                 2003      2002      2001      2003     2002      2001
                                               --------  --------  --------  -------  --------  --------
Investment Income:
   Dividend Income............................    4,352     3,942   120,415    6,342     4,945     7,869
Expenses:
   Mortality and Expense Charge...............   10,132     9,123     9,741    3,275     2,745     2,686
                                               --------  --------  --------  -------  --------  --------
      Net Investment (Expense) Income.........   (5,780)   (5,181)  110,674    3,067     2,200     5,183
Net Realized Gain (Loss) on Investments
   Realized Gain from Distributions...........       --        --   129,744       --        --    13,209
   Proceeds from Sales........................  222,127   309,775   307,935   24,005    41,711    66,471
   Cost of Investments Sold...................  317,170   487,871   401,882   27,414    49,393    69,761
                                               --------  --------  --------  -------  --------  --------
      Net Realized (Loss) Gain on
       Investments............................  (95,043) (178,096)   35,797   (3,409)   (7,682)    9,919
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year... (607,241) (538,960)   (7,441) (71,612)  (42,369)    8,726
   Unrealized (Loss) Gain End of Year......... (276,355) (607,241) (538,960)  12,449   (71,612)  (42,369)
                                               --------  --------  --------  -------  --------  --------
   Net Unrealized Gain (Loss) on Investments..  330,886   (68,281) (531,519)  84,061   (29,243)  (51,095)
                                               --------  --------  --------  -------  --------  --------
      Net Gain (Loss) on Investments..........  235,843  (246,377) (495,722)  80,652   (36,925)  (41,176)
(Decrease) Increase in Assets Resulting from
 Operations...................................  230,063  (251,558) (385,048)  83,719   (34,725)  (35,993)
                                               ========  ========  ========  =======  ========  ========

                                                                                 Capital Growth Fund
                                                  Utilities Fund Division              Division
                                               ----------------------------  ---------------------------
                                                 2003      2002      2001      2003     2002      2001
                                               --------  --------  --------  -------  --------  --------
Investment Income:
   Dividend Income............................    1,503     1,616     1,693       --     1,021    29,427
Expenses:
   Mortality and Expense Charge...............      450       483       684       --     1,896     3,381
                                               --------  --------  --------  -------  --------  --------
      Net Investment Income (Expense).........    1,053     1,133     1,009       --      (875)   26,046
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...........       --        --     4,268       --        --       481
   Proceeds from Sales........................   16,666    40,748    80,425       --   442,427   118,857
   Cost of Investments Sold...................   21,329    59,763    80,457       --   601,499   139,503
                                               --------  --------  --------  -------  --------  --------
      Net Realized Gain (Loss) on
       Investments............................   (4,663)  (19,015)    4,236       --  (159,072)  (20,165)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...  (19,468)  (20,317)    8,098       --  (114,825)   16,819
   Unrealized Gain (Loss) End of Year.........   (7,963)  (19,468)  (20,317)      --        --  (114,825)
                                               --------  --------  --------  -------  --------  --------
   Net Unrealized Gain (Loss) on Investments..   11,505       849   (28,415)      --   114,825  (131,644)
                                               --------  --------  --------  -------  --------  --------
      Net Gain (Loss) on Investments..........    6,842   (18,166)  (24,179)      --   (44,247) (151,809)
Increase (Decrease) in Assets Resulting from
 Operations...................................    7,895   (17,033)  (23,170)      --   (45,122) (125,763)
                                               ========  ========  ========  =======  ========  ========

                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B

             For the Years ended December 31, 2003, 2002 and 2001


                                                       European Fund Division     Pacific Growth Fund Division
                                                   -----------------------------  ----------------------------
                                                      2003      2002      2001      2003      2002      2001
                                                   ---------  --------  --------  --------  --------  --------
Investment Income:
   Dividend Income................................ $   4,926     7,473    23,908        --        --    11,156
Expenses:
   Mortality and Expense Charge...................     4,742     4,931     5,589     6,599     6,251     7,191
                                                   ---------  --------  --------  --------  --------  --------
      Net Investment Income (Expense).............       184     2,542    18,319    (6,599)   (6,251)    3,965
Net Realized Gain on Investments:
   Realized Gain from Distributions...............        --        --   102,207        --        --        --
   Proceeds from Sales............................   140,745   138,729   177,835   143,219   116,046   192,749
   Cost of Investments Sold.......................   201,247   201,182   214,791   239,183   186,490   271,168
                                                   ---------  --------  --------  --------  --------  --------
      Net Realized (Loss) Gain on Investments.....   (60,502)  (62,453)   65,251   (95,964)  (70,444)  (78,419)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......  (287,017) (210,692)   10,612  (546,504) (435,585) (243,765)
   Unrealized (Loss) Gain End of Year.............   (89,650) (287,017) (210,692) (250,636) (546,504) (435,585)
                                                   ---------  --------  --------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments......   197,367   (76,325) (221,304)  295,868  (110,919) (191,820)
                                                   ---------  --------  --------  --------  --------  --------
      Net Gain (Loss) on Investments..............   136,865  (138,778) (156,053)  199,904  (181,363) (270,239)
Increase (Decrease) in Assets Resulting from
 Operations....................................... $ 137,049  (136,236) (137,734)  193,305  (187,614) (266,274)
                                                   =========  ========  ========  ========  ========  ========

                                                       Global Advantage Fund
                                                              Division
                                                   -----------------------------
                                                      2003      2002      2001
                                                   ---------  --------  --------
Investment Income:
   Dividend Income................................ $   1,907     1,205     1,159
Expenses:
   Mortality and Expense Charge...................     1,533     1,335     1,380
                                                   ---------  --------  --------
      Net Investment Income (Expense).............       374      (130)     (221)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............        --        --    13,157
   Proceeds from Sales............................    60,814    59,093   109,238
   Cost of Investments Sold.......................    73,858    77,274   144,012
                                                   ---------  --------  --------
      Net Realized (Loss) on Investments..........   (13,044)  (18,181)  (21,617)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Beginning of Year............   (56,616)  (40,721)  (14,330)
   Unrealized Gain (Loss) End of Year.............     2,889   (56,616)  (40,721)
                                                   ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments......    59,505   (15,895)  (26,391)
                                                   ---------  --------  --------
      Net Gain (Loss) on Investments..............    46,461   (34,076)  (48,008)
Increase (Decrease) in Assets Resulting from
 Operations....................................... $  46,835   (34,206)  (48,229)
                                                   =========  ========  ========

                                                      Global Dividend Growth     Income Builder Fund
                                                          Fund Division                Division
                                                   ---------------------------  ---------------------
                                                     2003      2002      2001    2003    2002   2001
                                                   --------  --------  -------  ------  -----  ------
Investment Income:
   Dividend Income................................   12,358    10,714   17,305     289     70     464
Expenses:
   Mortality and Expense Charge...................    5,518     5,437    5,810      77     15      90
                                                   --------  --------  -------  ------  -----  ------
      Net Investment Income (Expense).............    6,840     5,277   11,495     212     55     374
Net Realized Gain on Investments:
   Realized Gain from Distributions...............       --        --    7,455      --     --      --
   Proceeds from Sales............................  162,483   131,022  207,775  11,987  3,274  25,948
   Cost of Investments Sold.......................  196,295   151,604  229,320  12,108  3,258  25,318
                                                   --------  --------  -------  ------  -----  ------
      Net Realized (Loss) Gain on Investments.....  (33,812)  (20,582) (14,090)   (121)    16     630
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year....... (145,485)  (75,186) (25,750)    (98)   102    (122)
   Unrealized (Loss) Gain End of Year.............   53,949  (145,485) (75,186)  1,153    (98)    102
                                                   --------  --------  -------  ------  -----  ------
   Net Unrealized Gain (Loss) on Investments......  199,434   (70,299) (49,436)  1,251   (200)    224
                                                   --------  --------  -------  ------  -----  ------
      Net Gain (Loss) on Investments..............  165,622   (90,881) (63,526)  1,130   (184)    854
Increase (Decrease) in Assets Resulting from
 Operations.......................................  172,462   (85,604) (52,031)  1,342   (129)  1,228
                                                   ========  ========  =======  ======  =====  ======






Investment Income:
   Dividend Income................................
Expenses:
   Mortality and Expense Charge...................

      Net Investment Income (Expense).............
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............
   Proceeds from Sales............................
   Cost of Investments Sold.......................

      Net Realized (Loss) on Investments..........
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Beginning of Year............
   Unrealized Gain (Loss) End of Year.............

   Net Unrealized Gain (Loss) on Investments......

      Net Gain (Loss) on Investments..............
Increase (Decrease) in Assets Resulting from
 Operations.......................................


                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

             For the Years ended December 31, 2003, 2002 and 2001

                                                        Money Market                    High Yield
                                                        Fund Division                 Fund Division
                                                 --------------------------  -------------------------------
                                                   2003      2002     2001      2003       2002       2001
                                                 --------  -------  -------  ---------  ---------  ---------
Operations:
   Net Investment (Expense) Income.............. $ (1,213)   1,311    9,773      7,485     13,707     15,106
   Net Realized (Loss) Gain on Investments......       --       --       --     (8,427)   (51,921)   (36,762)
   Net Unrealized Gain (Loss) on
    Investments.................................       --       --       --     20,417     32,116    (14,714)
                                                 --------  -------  -------  ---------  ---------  ---------
   (Decrease) Increase in Net Assets Resulting
    from Operations.............................   (1,213)   1,311    9,773     19,475     (6,098)   (36,370)
   Net (Withdrawals from) Deposits into
    Separate Account............................  (78,347) 327,929   26,897      2,905     (7,664)    49,746
                                                 --------  -------  -------  ---------  ---------  ---------
      (Decrease) Increase in Net Assets.........  (79,560) 329,240   36,670     22,380    (13,762)    13,376
   Net Assets, Beginning of Year................  585,153  255,913  219,243     70,091     83,853     70,477
                                                 --------  -------  -------  ---------  ---------  ---------
   Net Assets, End of Year...................... $505,593  585,153  255,913     92,471     70,091     83,853
                                                 ========  =======  =======  =========  =========  =========

                                                     Quality Income Plus             Dividend Growth
                                                        Fund Division                 Fund Division
                                                 --------------------------  -------------------------------
                                                   2003      2002     2001      2003       2002       2001
                                                 --------  -------  -------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense).............. $  3,095    2,990    3,089     13,597     14,294     13,586
   Net Realized Gain (Loss) on Investments......      130     (251)    (325)   (56,797)   (86,027)   (61,896)
   Net Unrealized Gain (Loss) on
    Investments.................................    1,156     (223)   2,370    357,572   (178,291)   (40,189)
                                                 --------  -------  -------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting
    from Operations.............................    4,381    2,516    5,134    314,372   (250,024)   (88,499)
   Net Deposits into (Withdrawals from)
    Separate Account............................   14,605  (12,752)  (9,530)    92,210     53,941    111,779
                                                 --------  -------  -------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets.........   18,986  (10,236)  (4,396)   406,582   (196,083)    23,280
   Net Assets, Beginning of Year................   52,132   62,368   66,764  1,156,841  1,352,924  1,329,644
                                                 --------  -------  -------  ---------  ---------  ---------
   Net Assets, End of Year...................... $ 71,118   52,132   62,368  1,563,423  1,156,841  1,352,924
                                                 ========  =======  =======  =========  =========  =========

                                                              Equity                       Strategist
                                                          Fund Division                  Fund Division
                                                 -------------------------------  ---------------------------
                                                    2003       2002       2001      2003     2002      2001
                                                 ---------  ---------  ---------  -------  --------  --------
Operations:
   Net Investment (Expense) Income..............    (5,780)    (5,181)   110,674    3,067     2,200     5,183
   Net Realized (Loss) Gain on Investments......   (95,043)  (178,096)    35,797   (3,409)   (7,682)    9,919
   Net Unrealized Gain (Loss) on
    Investments.................................   330,886    (68,281)  (531,519)  84,061   (29,243)  (51,095)
                                                 ---------  ---------  ---------  -------  --------  --------
   (Decrease) Increase in Net Assets Resulting
    from Operations.............................   230,063   (251,558)  (385,048)  83,719   (34,725)  (35,993)
   Net (Withdrawals from) Deposits into
    Separate Account............................   115,236    100,206     85,611   44,684    40,501     4,683
                                                 ---------  ---------  ---------  -------  --------  --------
      (Decrease) Increase in Net Assets.........   345,299   (151,352)  (299,437) 128,403     5,776   (31,310)
   Net Assets, Beginning of Year................   962,125  1,113,477  1,412,914  313,455   307,679   338,989
                                                 ---------  ---------  ---------  -------  --------  --------
   Net Assets, End of Year...................... 1,307,424    962,125  1,113,477  441,858   313,455   307,679
                                                 =========  =========  =========  =======  ========  ========

                                                            Utilities                    Capital Growth
                                                          Fund Division                  Fund Division
                                                 -------------------------------  ---------------------------
                                                    2003       2002       2001      2003     2002      2001
                                                 ---------  ---------  ---------  -------  --------  --------
Operations:
   Net Investment Income (Expense)..............     1,053      1,133      1,009       --      (875)   26,046
   Net Realized Gain (Loss) on Investments......    (4,663)   (19,015)     4,236       --  (159,072)  (20,165)
   Net Unrealized Gain (Loss) on
    Investments.................................    11,505        849    (28,415)      --   114,825  (131,644)
                                                 ---------  ---------  ---------  -------  --------  --------
   Increase (Decrease) in Net Assets Resulting
    from Operations.............................     7,895    (17,033)   (23,170)      --   (45,122) (125,763)
   Net Deposits into (Withdrawals from)
    Separate Account............................     2,489    (11,345)   (47,345)      --  (326,346)   28,624
                                                 ---------  ---------  ---------  -------  --------  --------
      Increase (Decrease) in Net Assets.........    10,384    (28,378)   (70,515)      --  (371,468)  (97,139)
   Net Assets, Beginning of Year................    43,221     71,599    142,114       --   371,468   468,607
                                                 ---------  ---------  ---------  -------  --------  --------
   Net Assets, End of Year......................    53,605     43,221     71,599       --        --   371,468
                                                 =========  =========  =========  =======  ========  ========

                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B

             For the Years ended December 31, 2003, 2002 and 2001


                                                                  European Fund Division    Pacific Growth Fund Division
                                                               ---------------------------  ---------------------------
                                                                 2003     2002      2001      2003       2002      2001
                                                               -------- --------  --------  -------    --------  --------
Operations:
  Net Investment Income (Expense).............................     $184    2,542    18,319   (6,599)     (6,251)    3,965
  Net Realized (Loss) Gain on Investments..................... (60,502)  (62,453)   65,251  (95,964)    (70,444)  (78,419)
  Net Unrealized Gain (Loss) on Investments...................  197,367  (76,325) (221,304) 295,868    (110,919) (191,820)
                                                               -------- --------  --------  -------    --------  --------
  Increase (Decrease) in Net Assets Resulting from Operations.  137,049 (136,236) (137,734) 193,305    (187,614) (266,274)
  Net (Withdrawals from) Deposits into Separate Account....... (34,828)   33,253        24   40,759     127,143    51,585
                                                               -------- --------  --------  -------    --------  --------
     Increase (Decrease) in Net Assets........................  102,221 (102,983) (137,710) 234,064     (60,471) (214,689)
  Net Assets, Beginning of Year...............................  517,436  620,419   758,129  666,508     726,979   941,668
                                                               -------- --------  --------  -------    --------  --------
  Net Assets, End of Year.....................................  619,657  517,436   620,419  900,572     666,508   726,979
                                                               ======== ========  ========  =======    ========  ========

                                                               Income Builder Fund Division Global Advantage Fund Division
                                                               ---------------------------  ---------------------------
                                                                 2003     2002      2001      2003       2002      2001
                                                               -------- --------  --------  -------    --------  --------
Operations:
  Net Investment Income (Expense).............................     $212       55       374      374        (130)     (221)
  Net Realized (Loss) Gain on Investments.....................    (121)       16       630  (13,044)    (18,181)  (21,617)
  Net Unrealized Gain (Loss) on Investments...................    1,251     (200)      224   59,505     (15,895)  (26,391)
                                                               -------- --------  --------  -------    --------  --------
  Increase (Decrease) in Net Assets Resulting from Operations.    1,342     (129)    1,228   46,835     (34,206)  (48,229)
  Net Deposits into (Withdrawals from) Separate Account.......    9,588   (1,093)   (5,919)   5,533      20,428    37,977
                                                               -------- --------  --------  -------    --------  --------
     Increase (Decrease) in Net Assets........................   10,930   (1,222)   (4,691)  52,368     (13,778)  (10,252)
  Net Assets, Beginning of Year...............................    1,527    2,749     7,440  148,047     161,825   172,077
                                                               -------- --------  --------  -------    --------  --------
  Net Assets, End of Year.....................................  $12,457    1,527     2,749  200,415     148,047   161,825
                                                               ======== ========  ========  =======    ========  ========

                                                               Global Dividend Growth Fund
                                                                        Division
                                                               -------------------------
                                                                 2003      2002     2001
                                                               -------   -------  -------
Operations:
  Net Investment Income (Expense).............................   6,840     5,277   11,495
  Net Realized (Loss) Gain on Investments..................... (33,812)  (20,582) (14,090)
  Net Unrealized Gain (Loss) on Investments................... 199,434   (70,299) (49,436)
                                                               -------   -------  -------
  Increase (Decrease) in Net Assets Resulting from Operations. 172,462   (85,604) (52,031)
  Net (Withdrawals from) Deposits into Separate Account....... (14,701)   51,599  (37,226)
                                                               -------   -------  -------
     Increase (Decrease) in Net Assets........................ 157,761   (34,005) (89,257)
  Net Assets, Beginning of Year............................... 588,646   622,651  711,908
                                                               -------   -------  -------
  Net Assets, End of Year..................................... 746,407   588,646  622,651
                                                               =======   =======  =======





Operations:
  Net Investment Income (Expense).............................
  Net Realized (Loss) Gain on Investments.....................
  Net Unrealized Gain (Loss) on Investments...................

  Increase (Decrease) in Net Assets Resulting from Operations.
  Net Deposits into (Withdrawals from) Separate Account.......

     Increase (Decrease) in Net Assets........................
  Net Assets, Beginning of Year...............................

  Net Assets, End of Year.....................................


                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2003

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into thirteen Fund Divisions (the Divisions), which invest exclusively in corresponding shares of a single fund of Morgan Stanley Variable Investment Series, an open-end, diversified management investment company. These funds are the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, and Global Advantage. Policyholders have the option of directing their premium payments into any or all of the Divisions. On August 23, 2002, the Capital Growth Fund Division closed and transferred the net assets to the Money Market Fund Division.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is equal to 1% of the premium paid. In addition, policies that are deemed to be individual contracts under OBRA charge an additional 1%. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00247% of the net assets of each Division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales

   For the years ended December 31, 2003, 2002 and 2001

                Money Market             High Yield                Equity                Strategist
               Fund Division            Fund Division           Fund Division          Fund Division
          ------------------------ ----------------------- ----------------------- ----------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001    2003   2002    2001
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -------
Purchases $176,191 462,905 438,027  18,742  51,273  98,183 328,685 409,677 373,468 65,284  82,604  65,540
Sales.... $251,938 282,890 269,775  16,623  58,315  50,440 222,127 309,775 307,935 24,005  41,711  66,471

            Quality Income Plus        Dividend Growth            Utilities            Capital Growth
               Fund Division            Fund Division           Fund Division          Fund Division
          ------------------------ ----------------------- ----------------------- ----------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001    2003   2002    2001
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -------
Purchases $ 30,027  14,032  24,506 260,174 394,704 398,295  18,683  29,807  31,467     -- 110,982 146,962
Sales.... $ 16,029  26,716  35,149 186,948 345,764 304,999  16,666  40,748  80,425     -- 442,427 118,857

                  European             Pacific Growth      Global Dividend Growth
               Fund Division            Fund Division           Fund Division
          ------------------------ ----------------------- -----------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001
          -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases $100,875 175,016 164,519 177,077 240,959 233,369 141,954 174,383 167,895
Sales.... $140,745 138,729 177,835 143,219 116,046 192,749 162,483 131,022 207,775

               Income Builder         Global Advantage
               Fund Division            Fund Division
          ------------------------ -----------------------
            2003    2002    2001    2003    2002    2001
          -------- ------- ------- ------- ------- -------
Purchases $ 21,505   2,243  19,861  64,824  82,205 141,831
Sales.... $ 11,987   3,274  25,948  60,814  59,093 109,238

   The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001.

                                               Money Market Fund
                                                    Division         High Yield Fund Division Equity Fund Division
                                            ------------------------ ------------------------ --------------------
                                              2003    2002    2001    2003    2002     2001    2003   2002   2001
                                            -------  ------- ------- ------  ------   ------  ------ ------ ------
Net Increase (Decrease) in Units
   Deposits................................ 611,456  499,750 328,349 16,078  19,434   21,051  22,890 12,607  6,327
   Withdrawals............................. 671,858  247,005 304,996 15,059  22,911    8,070  20,148 10,341  4,587
                                            -------  ------- ------- ------  ------   ------  ------ ------ ------
      Net (Decrease) Increase in Units..... (60,402) 252,745  23,353  1,019  (3,477)  12,981   2,742  2,266  1,740
Outstanding Units, Beginning of Year....... 450,946  198,201 174,848 24,041  27,518   14,537  23,523 21,257 19,517
                                            -------  ------- ------- ------  ------   ------  ------ ------ ------
Outstanding Units, End of Year............. 390,544  450,946 198,201 25,060  24,041   27,518  26,265 23,523 21,257
                                            =======  ======= ======= ======  ======   ======  ====== ====== ======

                                            Strategist Fund Division
                                            ------------------------
                                             2003     2002    2001
                                             ------  ------  ------
Net Increase (Decrease) in Units
   Deposits................................  7,545    5,510   2,932
   Withdrawals.............................  5,432    3,547   2,551
                                             ------  ------  ------
      Net (Decrease) Increase in Units.....  2,113    1,963     381
Outstanding Units, Beginning of Year....... 16,679   14,716  14,335
                                             ------  ------  ------
Outstanding Units, End of Year............. 18,792   16,679  14,716
                                             ======  ======  ======

                                            Quality Income Plus Fund Dividend Growth Fund
                                                 Division                  Division       Utilities Fund Division
                                            -----------------------  -------------------- ----------------------
                                            2003     2002     2001    2003   2002   2001  2003    2002    2001
                                             -----   -----   -----   ------ ------ ------ -----  -----   ------
Net Increase (Decrease) in Units
   Deposits................................ 3,511   1,067    1,599   39,619 27,897 14,969 3,857  2,264    1,319
   Withdrawals............................. 2,621   1,998    2,181   35,943 25,421 10,630 3,675  3,016    2,890
                                             -----   -----   -----   ------ ------ ------ -----  -----   ------
      Net Increase (Decrease) in Units.....   890    (931)    (582)   3,676  2,476  4,339   182   (752)  (1,571)
Outstanding Units, Beginning of Year....... 3,303   4,234    4,816   55,453 52,977 48,638 2,736  3,488    5,059
                                             -----   -----   -----   ------ ------ ------ -----  -----   ------
Outstanding Units, End of Year............. 4,193   3,303    4,234   59,129 55,453 52,977 2,918  2,736    3,488
                                             =====   =====   =====   ====== ====== ====== =====  =====   ======

                                            Capital Growth Fund
                                                  Division
                                            --------------------
                                            2003   2002    2001
                                            ---- -------  ------
Net Increase (Decrease) in Units
   Deposits................................  --    4,967   5,325
   Withdrawals.............................  --   20,651   4,086
                                             --  -------  ------
      Net Increase (Decrease) in Units.....  --  (15,684)  1,238
Outstanding Units, Beginning of Year.......  --   15,684  14,446
                                             --  -------  ------
Outstanding Units, End of Year.............  --       --  15,684
                                             ==  =======  ======

                                                                     Pacific Growth Fund   Global Dividend Growth
                                            European Fund Division        Division             Fund Division
                                            ---------------------  ----------------------- ---------------------
                                             2003     2002   2001   2003    2002    2001    2003    2002   2001
                                            ------   ------ ------ ------- ------- ------- ------  ------ ------
Net Increase (Decrease) in Units
   Deposits................................ 12,459   10,162  4,474 156,501 118,657  40,578 32,607  19,241  8,502
   Withdrawals............................. 13,810    8,769  4,393 145,918  84,616  29,004 33,842  15,964 10,770
                                            ------   ------ ------ ------- ------- ------- ------  ------ ------
      Net (Decrease) Increase in Units..... (1,351)   1,393     81  10,583  34,041  11,574 (1,235)  3,277 (2,268)
Outstanding Units, Beginning of Year....... 21,272   19,879 19,798 204,838 170,797 159,223 39,534  36,257 38,525
                                            ------   ------ ------ ------- ------- ------- ------  ------ ------
Outstanding Units, End of Year............. 19,921   21,272 19,879 215,421 204,838 170,797 38,299  39,534 36,257
                                            ======   ====== ====== ======= ======= ======= ======  ====== ======

                          PARAGON SEPARATE ACCOUNT B

                                            Income Builder Fund Global Advantage Fund
                                                 Division             Division
                                            -----------------   --------------------
                                            2003   2002   2001   2003    2002   2001
                                            -----  ----  -----  ------  ------ ------
Net Increase (Decrease) in Units
   Deposits................................ 2,295   188  1,638  21,303  14,706 16,773
   Withdrawals............................. 1,665   296  2,009  20,271  11,197 12,707
                                            -----  ----  -----  ------  ------ ------
      Net Increase (Decrease) in Units.....   630  (108)  (371)  1,032   3,509  4,066
Outstanding Units, Beginning of Year.......   108   216    587  24,676  21,167 17,101
                                            -----  ----  -----  ------  ------ ------
Outstanding Units, End of Year.............   738   108    216  25,708  24,676 21,167
                                            =====  ====  =====  ======  ====== ======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2003


                                             Number of
                                              Shares   Market Value    Cost
                                             --------- ------------ ----------
  Morgan Stanley Variable Investment Series:
     Money Market Fund Division.............  512,899   $  512,899  $  512,899
     High Yield Fund Division...............   78,425       92,541     127,466
     Equity Fund Division...................   60,157    1,308,413   1,584,768
     Strategist Fund Division...............   28,826      442,193     429,744
     Quality Income Plus Fund Division......    6,633       71,172      70,003
     Dividend Growth Fund Division..........  114,710    1,556,620   1,654,117
     Utilities Fund Division................    4,281       53,646      61,609
     Capital Growth Fund Division...........       --           --          --
     European Growth Fund Division..........   37,402      620,126     709,776
     Pacific Growth Fund Division...........  226,446      901,255   1,151,891
     Global Dividend Growth Fund Division...   58,494      746,973     693,024
     Income Builder Fund Division...........    1,135       12,467      11,314
     Global Advantage Fund Division.........   27,475      200,567     197,678


                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                                                                           For the year ended
                                        As of December 31, 2003             December 31, 2003
                                    -------------------------------- -----------------------------
                                    Total Units Unit Fair             Investment   Expense   Total
                                       Held       Value   Net Assets Income Ratio* Ratio** Return***
                                    ----------- --------- ---------- ------------- ------- ---------
Morgan Stanley Dean Witter Variable
  Investment Series:
   Money Market Division...........   390,544    $ 1.29   $  505,593     0.67%      0.90%    (0.77)%
   High Yield Division.............    25,060      3.69       92,471     9.82%      0.90%    26.37%
   Equity Division.................    26,265     49.78    1,307,424     0.39%      0.90%    21.71%
   Strategist Division.............    18,792     23.51      441,858     1.76%      0.90%    25.12%
   Quality Income Plus Division....     4,193     16.98       71,118     5.72%      0.90%     7.60%
   Dividend Growth Division........    59,129     26.44    1,563,423     1.98%      0.90%    26.75%
   Utilities Division..............     2,918     18.37       53,605     3.03%      0.90%    16.27%
   Capital Growth Division.........        --        --           --     0.00%      0.90%     0.00%
   European Growth Division........    19,921     31.11      619,657     0.94%      0.90%    27.87%
   Pacific Growth Division.........   215,421      4.18      900,572     0.00%      0.90%    28.62%
   Global Dividend Growth Division.    38,299     19.49      746,407     2.05%      0.90%    30.89%
   Income Builder Division.........       738     16.88       12,457     3.52%      0.90%    19.80%
   Global Advantage Division.......    25,708      7.80      200,415     1.14%      0.90%    30.00%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                                                                                For the year ended
                                             As of December 31, 2002             December 31, 2002
                                         -------------------------------- -----------------------------
                                         Total Units Unit Fair             Investment   Expense   Total
                                            Held       Value   Net Assets Income Ratio* Ratio** Return***
                                         ----------- --------- ---------- ------------- ------- ---------
Morgan Stanley Variable
  Investment Series:
   Money Market Fund Division...........   450,946    $ 1.30   $  585,153      1.34%     0.90%     0.78%
   High Yield Fund Division.............    24,041      2.92       70,091     18.13%     0.90%    (4.26)%
   Equity Fund Division.................    23,523     40.90      962,125      0.38%     0.90%   (21.92)%
   Strategist Fund Division.............    16,679     18.79      313,455      1.61%     0.90%   (10.14)%
   Quality Income Plus Fund Division....     3,303     15.78       52,132      6.03%     0.90%    (7.13)%
   Dividend Growth Fund Division........    55,453     20.86    1,156,841      2.00%     0.90%   (18.32)%
   Utilities Fund Division..............     2,736     15.80       43,221      2.78%     0.90%   (23.04)%
   Capital Growth Fund Division.........        --        --           --      0.28%     0.90%   (11.89)%
   European Fund Division...............    21,272     24.33      517,436      1.33%     0.90%   (22.04)%
   Pacific Growth Fund Division.........   204,838      3.25      666,508      0.00%     0.90%   (23.71)%
   Global Dividend Growth Fund Division.    39,534     14.89      588,646      1.74%     0.90%   (13.28)%
   Income Builder Fund Division.........       108     14.09        1,527      4.04%     0.90%   (10.86)%
   Global Advantage Fund Division.......    24,676      6.00      148,047      0.79%     0.90%   (21.57)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                                                                                For the Year Ended
                                             As of December 31, 2001             December 31, 2001
                                         -------------------------------- -----------------------------
                                         Total Units Unit Fair             Investment   Expense   Total
                                            Held       Value   Net Assets Income Ratio* Ratio** Return***
                                         ----------- --------- ---------- ------------- ------- ---------
Morgan Stanley Variable
  Investment Series:
   Money Market Fund Division...........   198,201    $ 1.29   $  255,913      3.68%     0.90%     3.20%
   High Yield Fund Division.............    27,518      3.05       83,853     18.59%     0.90%   (36.79)%
   Equity Fund Division.................    21,257     52.38    1,113,477     10.90%     0.90%   (27.41)%
   Strategist Fund Division.............    14,716     20.91      307,679      2.60%     0.90%   (11.42)%
   Quality Income Plus Fund Division....     4,234     14.73       62,368      5.86%     0.90%     6.31%
   Dividend Growth Fund Division........    52,977     25.54    1,352,924      1.88%     0.90%    (6.58)%
   Utilities Fund Division..............     3,488     20.53       71,599      2.25%     0.90%   (26.96)%
   Capital Growth Fund Division.........    15,684     23.68      371,468      7.72%     0.90%   (27.00)%
   European Growth Fund Division........    19,879     31.21      620,419      3.80%     0.90%   (18.49)%
   Pacific Growth Fund Division.........   170,797      4.26      726,979      1.38%     0.90%   (27.92)%
   Global Dividend Growth Fund Division.    36,257     17.17      622,651      2.65%     0.90%    (7.09)%
   Income Builder Fund Division.........       216     12.71        2,749      4.72%     0.90%     0.64%
   Capital Appreciation Fund Division...        --        --           --        --        --        --
   Competitive Edge Best Ideas Fund
     Division...........................    21,167      7.65      161,825      0.74%     0.90%   (23.96)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                        Putnam Variable Trust

[LOGO]
Paragon Life
A MetLife(R) Company

             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2004


                                                                      50455 Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling

1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.


                  The date of this Prospectus is May 1, 2004

                     Group and Individual Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
                         Separate Account B of Paragon
                            Life Insurance Company
                                      and
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                  May 1, 2004


This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                       Putnam VT Diversified Income Fund
                    Putnam VT Global Asset Allocation Fund
                         Putnam VT Global Equity Fund
                       Putnam VT Growth and Income Fund
                           Putnam VT High Yield Fund
                      Putnam VT International Equity Fund

                 Putnam VT International Growth & Income Fund
                  Putnam International New Opportunities Fund
                          Putnam VT Money Market Fund
                       Putnam VT New Opportunities Fund
                             Putnam VT Income Fund

                   Putnam VT Utilities Growth & Income Fund
                            Putnam VT Voyager Fund
                           Putnam VT Investors Fund
                           Putnam VT New Value Fund
                             Putnam VT Vista Fund


                  The date of this Prospectus is May 1, 2004

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    8
  Issuing the Policy....................................................   12
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   15
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company...........................................................   17
     The Company
  The Separate Account and the Funds....................................   17
     The Separate Account
     The Funds
  Policy Values.........................................................   21
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   22
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   29
     Lapse
     Reinstatement
  Charges And Deductions................................................   30
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses

                                                                 Page
                                                                 ----
           Federal Tax Matters..................................  33
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders.......................  37
           Distribution of the Policies.........................  37
           General Provisions of the Group Contract.............  38
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations.....................................  39
           Legal Proceedings....................................  39
           Financial Statements.................................  39
           Glossary.............................................  40
           Statement of Additional Information Table of Contents  42

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse. (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing. If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.



Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. Your policy will cease and the cash surrender value would be paid to the succeeding carrier. (if there is no successor insurance) or to you (if there is no successor insurance).




                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's

Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Risk of Frequent Transfers:



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various mens to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.

                                       Transaction Fees
----------------------------------------------------------------------------------------------
                                                               Amount Deducted/(1)/
----------------------------------------------------------------------------------------------
                                                      Maximum Guaranteed
           Charge            When Charge is Deducted        Charge           Current Charge
----------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment
For Policies issued under                               1.00% Of each        1.00% Of each
Group Contracts                                        premium payment      premium payment
Only for Policies treated as                            2.00% Of each        2.00% Of each
individual contracts under                             premium payment      premium payment
the Omnibus Budget
Reconciliation Act
----------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each      2.00% Of each        2.00% Of each
                                 premium payment       premium payment      premium payment
For all Policies
----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or The lesser of $25 or
                               withdrawal from the     2% of the amount     2% of the amount
                                     Policy               withdrawn            withdrawn
----------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in    $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid
----------------------------------------------------------------------------------------------

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                     When Charge is       Maximum Guaranteed
            Charge                      Deducted                Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance                   On the Investment
Charge/(1)/ per $1000              Start Date and each
of net amount at risk              succeeding Monthly
..Minimum/(2)/ and                      Anniversary              $0.163                  $0.043
  Maximum/(3)/ Charges                                          $31.307                $16.123
..Charge for an insured,          On the Investment Start        $0.303                  $31.88
  attained age 40, in an              Date and each                                     $0.085
  Executive Program with           succeeding Monthly
  1000 participants rate class         Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/       On the Investment Start  $6 per month during    (i) Fewer than 1000
                                      Date and each      the first Policy Year     employees, $3.50
                                   succeeding Monthly     and $3.50 per month         per month
                                       Anniversary         in renewal years     (ii) 1000+ employees,
                                                                                   $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense                     Daily           0.90% (annually) of  0.75% (annually) of the
Risk Charge                                                the net assets of      net assets of each
                                                         each Division of the  Division of the Separate
                                                           Separate Account            Account
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/            On each Policy              3.0%                   0.75%
                                       Anniversary

--------

/(1)/Cost of insurance rates are based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $375,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 1,000 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker, in an Executive Program with 1,000 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
----------------------------------------------------------------------------------------------------
                                                                       Amount Deducted
----------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge               When Charge is Deducted        Charge            Current Charge
----------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6 )/
----------------------------------------------------------------------------------------------------
Waiver of Monthly                On rider start date and
Deductions Rider (per                on each Monthly
$1.00 of waived deduction)             Anniversary

..Minimum/(2)/ and Maximum/(7)/
  Charges                                                       $0.0444               $0.0444
..Charge for an Insured,                                          $.236                 $.236
  attained age 40, in an                                        $0.0573               $0.0573
  Executive Program with
  1000 participants rate class
----------------------------------------------------------------------------------------------------
Children's Life Insurance        On rider start date and         $0.16                 $0.16
Rider per $1000 of coverage          on each Monthly
..Minimum and Maximum                   Anniversary
  Charges for all Children
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit                  N/A             (See "Accelerated     (See "Accelerated
Settlement Option Rider                                  Death Benefit Charge" Death Benefit Charge"
                                                          in Transaction Fees   in Transaction Fees
                                                             table above)          table above)

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and (if available) the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $375,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 1,000 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.



/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 1,000 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and the highest operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."




Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.49%   1.26%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2003.



                                                                          Gross
                                                                          Total
                                               Management 12b-1  Other    Annual
Fund                                              Fees    Fees  Expenses Expenses
---------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                0.69%    0.00%  0.13%    0.82%
---------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund           0.70%    0.00%  0.25%    0.95%
---------------------------------------------------------------------------------
Putnam VT Global Equity Fund                     0.77%    0.00%  0.15%    0.92%
---------------------------------------------------------------------------------
Putnam VT Growth & Income Fund                   0.48%    0.00%  0.05%    0.53%
---------------------------------------------------------------------------------
Putnam VT High Yield Fund                        0.67%    0.00%  0.11%    0.78%
---------------------------------------------------------------------------------
Putnam VT International Equity Fund              0.76%    0.00%  0.18%    0.94%
---------------------------------------------------------------------------------
Putnam VT International Growth & Income Fund     0.80%    0.00%  0.22%    1.02%
---------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund   1.00%    0.00%  0.26%    1.26%
---------------------------------------------------------------------------------
Putnam VT Money Market Fund                      0.42%    0.00%  0.07%    0.49%
---------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                 0.59%    0.00%  0.08%    0.67%
---------------------------------------------------------------------------------
Putnam VT Income Fund                            0.59%    0.00%  0.09%    0.68%
---------------------------------------------------------------------------------
Putnam VT Utilities Growth & Income Fund         0.70%    0.00%  0.13%    0.83%
---------------------------------------------------------------------------------
Putnam VT Voyager Fund                           0.55%    0.00%  0.07%    0.62%
---------------------------------------------------------------------------------
Putnam VT Investors Fund                         0.65%    0.00%  0.10%    0.75%
---------------------------------------------------------------------------------
Putnam VT New Value Fund                         0.70%    0.00%  0.09%    0.79%
---------------------------------------------------------------------------------
Putnam VT Vista Fund                             0.65%    0.00%  0.11%    0.76%

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.")


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;

  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (see "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


      Portfolio       Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Seeks as high a level of current income as Putnam
Diversified Income    Management, LLC    Management believes is consistent with preservation of
Fund                                     capital. The fund pursues its goal by investing in bonds from multiple sectors, including the U.S. and investment-grade
                                         sector, the high yield sector and the international sector.
------------------------------------------------------------------------------------------------------
Putnam VT Global      Putnam Investment  Seeks a high level of long-term total return consistent with
Asset Allocation Fund Management, LLC    preservation of capital. The fund pursues its goal by
                                         investing in a wide variety of equity and fixed-income
                                         securities both of U.S. and foreign issuers.
------------------------------------------------------------------------------------------------------
Putnam VT Global      Putnam Investment  Formerly the Global Growth Fund. Seeks capital
Equity Fund           Management, LLC    appreciation. The fund pursues its goal by investing mainly in common stocks of companies worldwide that Putnam
                                         Management believes have favorable investment potential.
                                         Under normal circumstances, the fund invests at least 80%
                                         of its net assets in equity investments.
------------------------------------------------------------------------------------------------------
Putnam VT Growth &    Putnam Investment  Seeks capital growth and current income. The fund pursues
Income Fund           Management, LLC    its goal by investing mainly in common stocks of U.S.
                                         companies, with a focus on value stocks that offer the
                                         potential for capital growth, current income, or both.
------------------------------------------------------------------------------------------------------
Putnam VT High        Putnam Investment  Seeks high current income. Capital growth is a secondary
Yield Fund            Management, LLC    goal when consistent with achieving high current income.
                                         The fund pursues its goal by investing mainly in bonds that
                                         (a) are obligations of U.S. companies, (b) are below
                                         investment-grade in quality (junk bonds) and (c) have
                                         intermediate to long-term maturities (three years or longer).
                                         Under normal circumstances, the fund invests at least 80%
                                         of its net assets in securities rated below investment grade.
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Formerly the International Growth Fund. Seeks capital
International Equity  Management, LLC    appreciation. The fund pursues its goal by investing mainly
Fund                                     in common stocks of companies outside the United States
                                         that Putnam Management believes have favorable
                                         investment potential. Under normal circumstances the fund
                                         invests at least 80% of the fund's net assets in equity
                                         investments.
------------------------------------------------------------------------------------------------------
Putnam VT             Putnam Investment  Seeks capital growth. Current income is a secondary
International Growth  Management, LLC    objective. The fund pursues its goal by investing mainly in
& Income Fund                            common stocks of companies outside the United States, with a focus on value stocks that offer the potential for income.
------------------------------------------------------------------------------------------------------

     Portfolio       Investment Manager                      Investment Objective
------------------------------------------------------------------------------------------------------
Putnam VT            Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
International New    Management, LLC    goal by investing mainly in common stocks of companies
Opportunities Fund                      outside the United States, with a focus on growth stocks.
------------------------------------------------------------------------------------------------------
Putnam VT Money      Putnam Investment  Seeks as high a rate of current income as Putnam
Market Fund          Management, LLC    Management believes is consistent with preservation of
                                        capital and maintenance of liquidity. The fund pursues its goal by investing mainly in instruments that are high
                                        quality and have short-term maturity.
------------------------------------------------------------------------------------------------------
Putnam VT New        Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
Opportunities Fund   Management, LLC    goal by investing mainly in common stocks of U.S.
                                        companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high
                                        growth potential.
------------------------------------------------------------------------------------------------------
Putnam VT            Putnam Investment  Seeks high current income consistent with what Putnam
Income Fund          Management, LLC    Management believes to be prudent risk. The fund pursues
                                        its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide denominated in
                                        U.S. dollars, (b) are either investment-grade or below
                                        investment-grade (junk bonds) and (c) have intermediate to long-term maturities (three years or longer).
------------------------------------------------------------------------------------------------------
Putnam VT Utilities  Putnam Investment  Seeks capital growth and current income. The fund pursues
Growth & Income      Management, LLC    its goal by investing mainly in a combination of stocks and
Fund                                    bonds of companies in the utilities industries that Putnam believes have favorable investment potential. Under normal circumstances the fund invests at least 80% of its net assets in equity and debt investments of companies in the utilities industry.
------------------------------------------------------------------------------------------------------
Putnam VT            Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
Voyager Fund         Management, LLC    investing mainly in common stocks of U.S. companies,
                                        with a focus on growth stocks.
------------------------------------------------------------------------------------------------------
Putnam VT Investors  Putnam Investment  Seeks long-term growth of capital and any increased
Fund                 Management, LLC    income that results from this growth. The fund pursues its goal by investing mainly in common stocks of U.S.
                                        companies that Putnam Management believes have
                                        favorable investment potential.
------------------------------------------------------------------------------------------------------
Putnam VT New Value  Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
Fund                 Management, LLC    goal by investing mainly in common stocks of U.S.
                                        companies with a focus on value stocks.
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
                     Management, LLC    investing mainly in common stocks of U.S. companies with
                                        a focus on growth stocks.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.


Agreements.   An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.



Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.



We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however,

Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the

Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer- sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request the total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.




We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;



  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;



  .   charging a transfer or collecting a Fund redemption fee;



  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or



  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.




Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.

  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.

  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain Policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.

  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.



In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Non-U.S. Persons--U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider

  .   Children's Life Insurance Rider

  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider.

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The maximum commissions payable to a broker-dealer are one of the following options:


                        Option First Year Renewal Years
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3     A+1+2+3         a


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.




A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.





The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectus Putnam Variable Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                             Putnam Variable Trust


[LOGO]
Paragon Life
A MetLife(R) Company

                                                                  Put SAI 60455

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

    Additional Policy Information....................................   3
       The Policy
       Claims of Creditors
       Incontestability
       Misstatement of Age
       Suicide Exclusion
       Assignment
       Beneficiary
       Changing Owner or Beneficiary
       Changing Death Benefit Options
       Determination of Cash Value in Each Separate Account Division
       Payment of Proceeds
       Delays in Payments We Make
       Cost of Insurance
    Additional Benefits and Riders...................................   7
       Waiver of Monthly Deductions Rider
       Children's Life Insurance Rider
       Spouse's Life Insurance Rider
       Accelerated Death Benefit Settlement Option Rider
    Distribution of the Policies.....................................   8
    More Information About the Company...............................   9
       The Company
       Ratings
    Other Information................................................  10
       Potential Conflicts of Interest
       Safekeeping of Separate Account Assets
       Records and Reports
       Legal Matters
       Experts
       Advertisements
       Additional Information
       Financial Statements
    APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual

Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================




   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



   General American Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.



   Sales compensation was paid to selling firms with respect to the Policies in the following amounts during the periods indicated:



                                             Aggregate Amount
                  Fiscal Aggregate Amount of  of Commissions
                   year   Commissions Paid   Retained by GAD
                  -------------------------------------------
                   2003.       $32,290              $0
                  -------------------------------------------
                   2002.       $32,249              $0
                  -------------------------------------------
                   2001.       $26,207              $0

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                40..........    250%    61..........    128%
                41..........    243     62..........    126
                42..........    236     63..........    124
                43..........    229     64..........    122
                44..........    222     65..........    120
                45..........    215     66..........    119
                46..........    209     67..........    118
                47..........    203     68..........    117
                48..........    197     69..........    116
                49..........    191     70..........    115
                50..........    185     71..........    113
                51..........    178     72..........    111
                52..........    171     73..........    109
                53..........    164     74..........    107
                54..........    157     75-90.......    105
                55..........    150     91..........    104
                56..........    146     92..........    103
                57..........    142     93..........    102
                58..........    138     94..........    101
                59..........    134     95 or older.    100
                60..........    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT



Board of Directors


Paragon Life Insurance Company and


Policyholders of Separate Account B's Putnam Divisions:



   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Equity, Utilities, Asia Pacific Growth, International Equity, International Growth & Income, International New Opportunities, Investors, New Value and Vista Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2003, the results of their operations, changes in their net assets and the financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  DELOITTE & TOUCHE LLP



St. Louis, Missouri


April 15, 2004

                          PARAGON SEPARATE ACCOUNT B



                     STATEMENTS OF ASSETS AND LIABILITIES



                               December 31, 2003



                                               Money          New        Growth &                    Diversified   Global Asset
                                              Market     Opportunities    Income      High Yield       Income       Allocation
                                           Fund Division Fund Division Fund Division Fund Division  Fund Division  Fund Division
                                           ------------- ------------- ------------- ------------- --------------- -------------
Net Assets:
   Investments in Putnam Variable Trust,
    at Market Value (See Schedule of
    Investments)..........................   $217,493       517,369       812,084       251,241        276,371        178,041
   Receivable from (payable to) Paragon
    Life Insurance Company................        354         1,298         1,014           288            (20)         1,150
                                             --------       -------       -------       -------        -------        -------
      Total Net Assets....................   $217,847       518,667       813,098       251,529        276,351        179,191
                                             ========       =======       =======       =======        =======        =======
Net Assets, representing:
   Equity of Contract Owners..............   $217,846       518,670       813,095       251,531        276,341        179,190
   Equity of Paragon Life Insurance
    Company...............................          1            (3)            3            (2)            10              1
                                             --------       -------       -------       -------        -------        -------
                                             $217,847       518,667       813,098       251,529        276,351        179,191
                                             ========       =======       =======       =======        =======        =======
Total Units Held..........................    168,816        25,676        22,927        15,039         18,168          7,777
Unit Value................................   $   1.29         20.20         35.47         16.73          15.21          23.04
Cost of Investments.......................   $217,493       631,312       821,184       280,090        273,536        194,914

                                                                                                                   International
                                                                       Asia Pacific  International  International       New
                                           Global Equity   Utilities      Growth        Equity     Growth & Income Opportunities
                                           Fund Division Fund Division Fund Division Fund Division  Fund Division  Fund Division
                                           ------------- ------------- ------------- ------------- --------------- -------------
Net Assets:
   Investments in Putnam Variable Trust,
    at Market Value (See Schedule of of
    Investments)..........................   $268,320         8,678            --       297,402         56,164         43,730
   Receivable from (payable to) Paragon
    Life Insurance Company................        405            49            --           650             85            218
                                             --------       -------       -------       -------        -------        -------
      Total Net Assets....................   $268,725         8,727            --       298,052         56,249         43,948
                                             ========       =======       =======       =======        =======        =======
Net Assets, representing:
   Equity of Contract Owners..............   $268,728         8,727            --       298,055         56,250         43,948
   Equity of Paragon Life Insurance
    Company...............................         (3)           --            --            (3)            (1)            --
                                             --------       -------       -------       -------        -------        -------
                                             $268,725         8,727            --       298,052         56,249         43,948
                                             ========       =======       =======       =======        =======        =======
Total Units Held..........................     13,823           495            --        18,679          3,823          3,868
Unit Value................................   $  19.44         17.63            --         15.96          14.71          11.36
Cost of Investments.......................   $354,410         9,825            --       236,967         44,932         46,463



                                              Voyager       Income
                                           Fund Division Fund Division
                                           ------------- -------------
Net Assets:
   Investments in Putnam Variable Trust,
    at Market Value (See Schedule of
    Investments)..........................    500,627       45,982
   Receivable from (payable to) Paragon
    Life Insurance Company................      1,293          235
                                              -------       ------
      Total Net Assets....................    501,920       46,217
                                              =======       ======
Net Assets, representing:
   Equity of Contract Owners..............    501,919       46,216
   Equity of Paragon Life Insurance
    Company...............................          1            1
                                              -------       ------
                                              501,920       46,217
                                              =======       ======
Total Units Held..........................     10,968        2,449
Unit Value................................      45.76        18.87
Cost of Investments.......................    626,149       45,025



                                             Investors     New Value       Vista
                                           Fund Division Fund Division Fund Division
                                           ------------- ------------- -------------
Net Assets:
   Investments in Putnam Variable Trust,
    at Market Value (See Schedule of of
    Investments)..........................      5,854        4,584           801
   Receivable from (payable to) Paragon
    Life Insurance Company................         41           31             8
                                              -------       ------         -----
      Total Net Assets....................      5,895        4,615           809
                                              =======       ======         =====
Net Assets, representing:
   Equity of Contract Owners..............      5,894        4,616           808
   Equity of Paragon Life Insurance
    Company...............................          1           (1)            1
                                              -------       ------         -----
                                                5,895        4,615           809
                                              =======       ======         =====
Total Units Held..........................        663          320            77
Unit Value................................       8.89        14.42         10.51
Cost of Investments.......................      4,807        3,640           760



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                           STATEMENTS OF OPERATIONS



For the Years Ended December 31, 2003, 2002 and 2001, except for the Investors
                                Fund Division,


  the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.




                                                               Money Market               New Opportunities
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2003      2002     2001     2003      2002      2001
                                                        --------  -------  -------  --------  --------  --------
Investment Income (Expense):
   Dividend Income..................................... $  1,419    1,677    3,032        --        --        --
Expenses:
   Mortality and Expense Charge........................    1,415      885      580     3,201     2,705     3,034
                                                        --------  -------  -------  --------  --------  --------
      Net Investment Income (Expense)..................        4      792    2,452    (3,201)   (2,705)   (3,034)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --       --        --        --    76,194
   Proceeds from Sales.................................  138,222  112,130   94,514    68,667    47,163    52,336
   Cost of Investments Sold............................  138,222  112,130   94,514   103,850    75,678    67,609
                                                        --------  -------  -------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..........       --       --       --   (35,183)  (28,515)   60,921
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............       --       --       --  (269,511) (164,732)   45,880
   Unrealized (Loss) Gain End of Year..................       --       --       --  (113,943) (269,511) (164,732)
                                                        --------  -------  -------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........       --       --       --   155,568  (104,779) (210,612)
                                                        --------  -------  -------  --------  --------  --------
      Net Gain (Loss) on Investments...................       --       --       --   120,385  (133,294) (149,691)
Increase (Decrease) in Assets Resulting from Operations $      4      792    2,452   117,184  (135,999) (152,725)
                                                        ========  =======  =======  ========  ========  ========

                                                            Diversified Income         Global Asset Allocation
                                                               Fund Division                Fund Division
                                                        --------------------------  ----------------------------
                                                          2003      2002     2001     2003      2002      2001
                                                        --------  -------  -------  --------  --------  --------
Investment Income (Expense):
   Dividend Income..................................... $ 20,593   16,738   12,536     5,524     2,244     3,637
Expenses:
   Mortality and Expense Charge........................    1,790    1,481    1,318     1,101       880       861
                                                        --------  -------  -------  --------  --------  --------
      Net Investment Income (Expense)..................   18,803   15,257   11,218     4,423     1,364     2,776
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --       --        --        --     8,607
   Proceeds from Sales.................................    8,820   28,396   25,415     6,329     5,681     6,255
   Cost of Investments Sold............................    9,478   31,952   28,341     7,713     7,339     7,557
                                                        --------  -------  -------  --------  --------  --------
      Net Realized (Loss) Gain on Investments..........     (658)  (3,556)  (2,926)   (1,384)   (1,658)    7,305
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (21,232) (20,007) (16,693)  (43,071)  (26,962)   (7,177)
   Unrealized Gain (Loss) End of Year..................    2,835  (21,232) (20,007)  (16,873)  (43,071)  (26,962)
                                                        --------  -------  -------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........   24,067   (1,225)  (3,314)   26,198   (16,109)  (19,785)
                                                        --------  -------  -------  --------  --------  --------
      Net Gain (Loss) on Investments...................   23,409   (4,781)  (6,240)   21,814   (17,767)  (12,480)
Increase (Decrease) in Assets Resulting from Operations $ 42,212   10,476    4,978    29,237   (16,403)   (9,704)
                                                        ========  =======  =======  ========  ========  ========


                                                               Growth & Income                High Yield
                                                                Fund Division               Fund Division
                                                        ----------------------------  -------------------------
                                                          2003      2002      2001      2003     2002     2001
                                                        --------  --------  --------  -------  -------  -------
Investment Income (Expense):
   Dividend Income.....................................   13,154    10,152     9,835   21,522   28,763   28,286
Expenses:
   Mortality and Expense Charge........................    4,958     4,536     4,530    1,705    1,787    1,598
                                                        --------  --------  --------  -------  -------  -------
      Net Investment Income (Expense)..................    8,196     5,616     5,305   19,817   26,976   26,688
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --     3,375     6,865       --       --       --
   Proceeds from Sales.................................   77,285    47,354    46,651   92,402   29,752   17,438
   Cost of Investments Sold............................   94,959    55,728    49,119  118,244   40,031   22,814
                                                        --------  --------  --------  -------  -------  -------
      Net Realized (Loss) Gain on Investments..........  (17,674)   (4,999)    4,397  (25,842) (10,279)  (5,376)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............ (184,627)  (53,367)   (1,474) (86,662) (67,085) (51,990)
   Unrealized (Loss) Gain End of Year..................   (9,100) (184,627)  (53,367) (28,849) (86,662) (67,085)
                                                        --------  --------  --------  -------  -------  -------
   Net Unrealized Gain (Loss) on Investments...........  175,527  (131,260)  (51,893)  57,813  (19,577) (15,095)
                                                        --------  --------  --------  -------  -------  -------
      Net Gain (Loss) on Investments...................  157,853  (136,259)  (47,496)  31,971  (29,856) (20,471)
Increase (Decrease) in Assets Resulting from Operations  166,049  (130,643)  (42,191)  51,788   (2,880)   6,217
                                                        ========  ========  ========  =======  =======  =======

                                                                   Voyager                      Income
                                                                Fund Division               Fund Division
                                                        ----------------------------  -------------------------
                                                          2003      2002      2001      2003     2002     2001
                                                        --------  --------  --------  -------  -------  -------
Investment Income (Expense):
   Dividend Income.....................................    2,534     3,484     5,918    2,862    1,003      706
Expenses:
   Mortality and Expense Charge........................    3,147     3,130     3,361      409      189      110
                                                        --------  --------  --------  -------  -------  -------
      Net Investment Income (Expense)..................     (613)      354     2,557    2,453      814      596
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --        --    97,832       --       --       --
   Proceeds from Sales.................................   82,181    71,659    56,919   46,959    5,318    2,711
   Cost of Investments Sold............................  128,438   113,622    71,383   47,595    5,306    2,742
                                                        --------  --------  --------  -------  -------  -------
      Net Realized (Loss) Gain on Investments..........  (46,257)  (41,963)   83,368     (636)      12      (31)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............ (263,996) (171,375)   33,642    1,271      207       51
   Unrealized Gain (Loss) End of Year.................. (125,522) (263,996) (171,375)     957    1,271      207
                                                        --------  --------  --------  -------  -------  -------
   Net Unrealized Gain (Loss) on Investments...........  138,474   (92,621) (205,017)    (314)   1,064      156
                                                        --------  --------  --------  -------  -------  -------
      Net Gain (Loss) on Investments...................   92,217  (134,584) (121,649)    (950)   1,076      125
Increase (Decrease) in Assets Resulting from Operations   91,604  (134,230) (119,092)   1,503    1,890      721
                                                        ========  ========  ========  =======  =======  =======



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                     STATEMENTS OF OPERATIONS--(Continued)



For the Years Ended December 31, 2003, 2002 and 2001, except for the Investors
                  Fund Division, the New Value Fund Division,


 and the Vista Fund Division which are for the period May 1, 2002 (inception)
                          through December 31, 2002.



                                                                Global Equity                  Utilities
                                                                Fund Division                Fund Division
                                                        -----------------------------  -------------------------
                                                           2003      2002      2001      2003     2002     2001
                                                        ---------  --------  --------  -------  -------  -------
Investment Income (Expense):
   Dividend Income..................................... $   2,525       500        --      438      467      338
Expenses:
   Mortality and Expense Charge........................     1,604     1,260     1,229       69       83      117
                                                        ---------  --------  --------  -------  -------  -------
     Net Investment Income (Expense)...................       921      (760)   (1,229)     369      384      221
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................        --        --    42,831       --       --      572
   Proceeds from Sales.................................    15,034    16,512    14,392    5,761    5,586    2,456
   Cost of Investments Sold............................    25,198    30,310    23,553    7,650    7,596    2,676
                                                        ---------  --------  --------  -------  -------  -------
     Net Realized (Loss) Gain on Investments...........   (10,164)  (13,798)   33,670   (1,889)  (2,010)     352
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (153,026) (123,866)  (26,931)  (4,663)  (3,222)     776
   Unrealized (Loss) Gain End of Year..................   (86,090) (153,026) (123,866)  (1,147)  (4,663)  (3,222)
                                                        ---------  --------  --------  -------  -------  -------
   Net Unrealized Gain (Loss) on Investments...........    66,936   (29,160)  (96,935)   3,516   (1,441)  (3,998)
                                                        ---------  --------  --------  -------  -------  -------
    Net Gain (Loss) on Investments.....................    56,772   (42,958)  (63,265)   1,627   (3,451)  (3,646)
Increase (Decrease) in Assets Resulting from Operations $  57,693   (43,718)  (64,494)   1,996   (3,067)  (3,425)
                                                        =========  ========  ========  =======  =======  =======

                                                                                             International
                                                        International Growth & Income      New Opportunities
                                                                Fund Division                Fund Division
                                                        -----------------------------  -------------------------
                                                           2003      2002      2001      2003     2002     2001
                                                        ---------  --------  --------  -------  -------  -------
Investment Income (Expense):
   Dividend Income..................................... $     701       174       604      176      292       --
Expenses:
   Mortality and Expense Charge........................       312       179       174      250      262      231
                                                        ---------  --------  --------  -------  -------  -------
     Net Investment (Expense) Income...................       389        (5)      430      (74)      30     (231)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................        --        --       903       --       --       --
   Proceeds from Sales.................................     6,347    36,694    10,493    7,929   12,165    2,974
   Cost of Investments Sold............................     6,153    42,855    12,068   11,559   19,056    4,538
                                                        ---------  --------  --------  -------  -------  -------
     Net Realized Gain (Loss) on Investments...........       194    (6,161)     (672)  (3,630)  (6,891)  (1,564)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............    (3,125)   (5,120)     (186) (16,426) (17,625)  (9,187)
   Unrealized Gain (Loss) End of Year..................    11,232    (3,125)   (5,120)  (2,733) (16,426) (17,625)
                                                        ---------  --------  --------  -------  -------  -------
   Net Unrealized Gain (Loss) on Investments...........    14,357     1,995    (4,934)  13,693    1,199   (8,438)
                                                        ---------  --------  --------  -------  -------  -------
     Net Gain (Loss) on Investments....................    14,551    (4,166)   (5,606)  10,063   (5,692) (10,002)
Increase (Decrease) in Assets Resulting from Operations $  14,940    (4,171)   (5,176)   9,989   (5,662) (10,233)
                                                        =========  ========  ========  =======  =======  =======


                                                           Asia Pacific Growth     International Equity
                                                              Fund Division            Fund Division
                                                        ------------------------  ----------------------
                                                         2003    2002      2001    2003    2002    2001
                                                        -----  --------  -------  ------  ------  ------
Investment Income (Expense):
   Dividend Income.....................................    --     1,762    1,944   2,421     266     539
Expenses:
   Mortality and Expense Charge........................    --       824    1,025   1,739     511     163
                                                        -----  --------  -------  ------  ------  ------
     Net Investment Income (Expense)...................    --       938      919     682    (245)    376
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................    --        --   34,012      --      --   1,751
   Proceeds from Sales.................................    --   144,367   10,496  23,153  42,537  28,117
   Cost of Investments Sold............................    --   256,254   15,502  21,711  44,348  32,700
                                                        -----  --------  -------  ------  ------  ------
     Net Realized (Loss) Gain on Investments...........    --  (111,887)  29,006   1,442  (1,811) (2,832)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............    --   (86,094) (17,891) (1,249) (2,259)   (185)
   Unrealized (Loss) Gain End of Year..................    --        --  (86,094) 60,435  (1,249) (2,259)
                                                        -----  --------  -------  ------  ------  ------
   Net Unrealized Gain (Loss) on Investments...........    --    86,094  (68,203) 61,684   1,010  (2,074)
                                                        -----  --------  -------  ------  ------  ------
    Net Gain (Loss) on Investments.....................    --   (25,793) (39,197) 63,126    (801) (4,906)
Increase (Decrease) in Assets Resulting from Operations    --   (24,855) (38,278) 63,808  (1,046) (4,530)
                                                        =====  ========  =======  ======  ======  ======


                                                                Investors                New Value            Vista
                                                              Fund Division            Fund Division      Fund Division
                                                        ------------------------  ----------------------  --------------
                                                         2003    2002      2001    2003    2002    2001   2003 2002 2001
                                                        -----  --------  -------  ------  ------  ------  ---- ---- ----
Investment Income (Expense):
   Dividend Income.....................................    56        --       --       6      --      --   --   --   --
Expenses:
   Mortality and Expense Charge........................    53         3       --      18       1      --    1   --   --
                                                        -----  --------  -------  ------  ------  ------  ---   --   --
     Net Investment (Expense) Income...................     3        (3)      --     (12)     (1)     --   (1)  --   --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................    --        --       --      --      --      --   --   --   --
   Proceeds from Sales................................. 9,369       115       --     377     457      --  135    2   --
   Cost of Investments Sold............................ 8,687       109       --     374     489      --  139    2   --
                                                        -----  --------  -------  ------  ------  ------  ---   --   --
     Net Realized Gain (Loss) on Investments...........   682         6       --       3     (32)     --   (4)  --   --
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............   (11)       --       --      (1)     --      --   (5)  --   --
   Unrealized Gain (Loss) End of Year.................. 1,047       (11)      --     944      (1)     --   41   (5)  --
                                                        -----  --------  -------  ------  ------  ------  ---   --   --
   Net Unrealized Gain (Loss) on Investments........... 1,058       (11)      --     945      (1)     --   46   (5)  --
                                                        -----  --------  -------  ------  ------  ------  ---   --   --
     Net Gain (Loss) on Investments.................... 1,740        (5)      --     948     (33)     --   42   (5)  --
Increase (Decrease) in Assets Resulting from Operations 1,743        (8)      --     936     (34)     --   41   (5)  --
                                                        =====  ========  =======  ======  ======  ======  ===   ==   ==



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENTS OF CHANGES IN NET ASSETS



For the years ended December 31, 2003, 2002 and 2001, except for the investors
 Fund Division, the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.



                                                             Money Market              New Opportunities
                                                             Fund Division               Fund Division
                                                      --------------------------  ---------------------------
                                                        2003      2002     2001     2003     2002      2001
                                                      --------  -------  -------  -------  --------  --------
Operations:
   Net Investment Income (Expense)................... $      4      792    2,452   (3,201)   (2,705)   (3,034)
   Net Realized (Loss) Gain on Investments...........       --       --       --  (35,183)  (28,515)   60,921
   Net Unrealized Gain (Loss) on Investments.........       --       --       --  155,568  (104,779) (210,612)
                                                      --------  -------  -------  -------  --------  --------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................        4      792    2,452  117,184  (135,999) (152,725)
   Net Deposits into (Withdrawals from) the
    Separate Account.................................   39,554   87,205   22,065   47,689    77,366    77,311
                                                      --------  -------  -------  -------  --------  --------
    Increase (Decrease) in Net Assets................   39,558   87,997   24,517  164,873   (58,633)  (75,414)
   Net Assets, Beginning of Year.....................  178,289   90,292   65,775  353,794   412,427   487,841
                                                      --------  -------  -------  -------  --------  --------
   Net Assets, End of Year........................... $217,847  178,289   90,292  518,667   353,794   412,427
                                                      ========  =======  =======  =======  ========  ========

                                                          Diversified Income        Global Asset Allocation
                                                             Fund Division               Fund Division
                                                      --------------------------  ---------------------------
                                                        2003      2002     2001     2003     2002      2001
                                                      --------  -------  -------  -------  --------  --------
Operations:
   Net Investment Income (Expense)................... $ 18,803   15,257   11,218    4,423     1,364     2,776
   Net Realized (Loss) Gain on Investments...........     (658)  (3,556)  (2,926)  (1,384)   (1,658)    7,305
   Net Unrealized Gain (Loss) on Investments.........   24,067   (1,225)  (3,314)  26,198   (16,109)  (19,785)
                                                      --------  -------  -------  -------  --------  --------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................   42,212   10,476    4,978   29,237   (16,403)   (9,704)
   Net Deposits into the Separate Account............   32,018    3,570   19,795   28,269    21,867    21,167
                                                      --------  -------  -------  -------  --------  --------
    Increase (Decrease) in Net Assets................   74,230   14,046   24,773   57,506     5,464    11,463
   Net Assets, Beginning of Year.....................  202,121  188,075  163,302  121,685   116,221   104,758
                                                      --------  -------  -------  -------  --------  --------
   Net Assets, End of Year........................... $276,351  202,121  188,075  179,191   121,685   116,221
                                                      ========  =======  =======  =======  ========  ========


                                                            Growth & Income                High Yield
                                                             Fund Division               Fund Division
                                                      ---------------------------  -------------------------
                                                        2003     2002      2001      2003     2002     2001
                                                      -------  --------  --------  -------  -------  -------
Operations:
   Net Investment Income (Expense)...................   8,196     5,616     5,305   19,817   26,976   26,688
   Net Realized (Loss) Gain on Investments........... (17,674)   (4,999)    4,397  (25,842) (10,279)  (5,376)
   Net Unrealized Gain (Loss) on Investments......... 175,527  (131,260)  (51,893)  57,813  (19,577) (15,095)
                                                      -------  --------  --------  -------  -------  -------
   Increase (Decrease) in Net Assets Resulting from
    Operations....................................... 166,049  (130,643)  (42,191)  51,788   (2,880)   6,217
   Net Deposits into (Withdrawals from) the
    Separate Account.................................  50,001    86,977    85,176  (48,939)  14,836   36,122
                                                      -------  --------  --------  -------  -------  -------
    Increase (Decrease) in Net Assets................ 216,050   (43,666)   42,985    2,849   11,956   42,339
   Net Assets, Beginning of Year..................... 597,048   640,714   597,729  248,680  236,724  194,385
                                                      -------  --------  --------  -------  -------  -------
   Net Assets, End of Year........................... 813,098   597,048   640,714  251,529  248,680  236,724
                                                      =======  ========  ========  =======  =======  =======

                                                                Voyager                      Income
                                                             Fund Division               Fund Division
                                                      ---------------------------  -------------------------
                                                        2003     2002      2001      2003     2002     2001
                                                      -------  --------  --------  -------  -------  -------
Operations:
   Net Investment Income (Expense)...................    (613)      354     2,557    2,453      814      596
   Net Realized (Loss) Gain on Investments........... (46,257)  (41,963)   83,368     (636)      12      (31)
   Net Unrealized Gain (Loss) on Investments......... 138,474   (92,621) (205,017)    (314)   1,064      156
                                                      -------  --------  --------  -------  -------  -------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................  91,604  (134,230) (119,092)   1,503    1,890      721
   Net Deposits into the Separate Account............  24,154    56,479    69,992    1,147   24,596    6,424
                                                      -------  --------  --------  -------  -------  -------
    Increase (Decrease) in Net Assets................ 115,758   (77,751)  (49,100)   2,650   26,486    7,145
   Net Assets, Beginning of Year..................... 386,162   463,913   513,013   43,567   17,081    9,936
                                                      -------  --------  --------  -------  -------  -------
   Net Assets, End of Year........................... 501,920   386,162   463,913   46,217   43,567   17,081
                                                      =======  ========  ========  =======  =======  =======



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                STATEMENTS OF CHANGES IN NET ASSET--(Continued)



For the Years ended December 31, 2003, 2002 and 2001, except for the Investors
                                Fund Division,


  the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.



                                              Global Equity               Utilities           Asia Pacific Growth
                                              Fund Division             Fund Division            Fund Division
                                       --------------------------  -----------------------  -----------------------
                                         2003      2002     2001    2003    2002     2001   2003    2002      2001
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
Operations:
   Net Investment Income
    (Expense)......................... $    921     (760)  (1,229)    369     384      221     --      938      919
   Net Realized (Loss) Gain on
    Investments.......................  (10,164) (13,798)  33,670  (1,889) (2,010)     352     -- (111,887)  29,006
   Net Unrealized Gain (Loss) on
    Investments.......................   66,936  (29,160) (96,935)  3,516  (1,441)  (3,998)    --   86,094  (68,203)
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........   57,693  (43,718) (64,494)  1,996  (3,067)  (3,425)    --  (24,855) (38,278)
   Net Deposits into (Withdrawals
    from) the Separate Account........   43,388   33,167   38,350  (3,087) (1,671)   8,889     -- (115,175)  32,420
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
      Increase (Decrease) in Net
       Assets.........................  101,081  (10,551) (26,144) (1,091) (4,738)   5,464     -- (140,030)  (5,858)
   Net Assets, Beginning of Year......  167,644  178,195  204,339   9,818  14,556    9,092     --  140,030  145,888
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
   Net Assets, End of Year............ $268,725  167,644  178,195   8,727   9,818   14,556     --       --  140,030
                                       ========  =======  =======  ======  ======  =======  ===== ========  =======

                                              International             International
                                             Growth & Income          New Opportunities            Investors
                                              Fund Division             Fund Division            Fund Division
                                       --------------------------  -----------------------  -----------------------
                                         2003      2002     2001    2003    2002     2001   2003    2002      2001
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
Operations:
   Net Investment Income
    (Expense)......................... $    389       (5)     430     (74)     30     (231)     3       (3)      --
   Net Realized Gain (Loss) on
    Investments.......................      194   (6,161)    (672) (3,630) (6,891)  (1,564)   682        6       --
   Net Unrealized Gain (Loss) on
    Investments.......................   14,357    1,995   (4,934) 13,693   1,199   (8,438) 1,058      (11)      --
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........   14,940   (4,171)  (5,176)  9,989  (5,662) (10,233) 1,743       (8)      --
   Net Deposits into (Withdrawals
    from) the Separate Account........   24,826   (2,307)   4,752   3,867   3,042   10,384  2,666    1,494       --
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
      Increase (Decrease) in Net
       Assets.........................   39,766   (6,478)    (424) 13,856  (2,620)     151  4,409    1,486       --
   Net Assets, Beginning of Year......   16,483   22,961   23,385  30,092  32,712   32,561  1,486       --       --
                                       --------  -------  -------  ------  ------  -------  ----- --------  -------
   Net Assets, End of Year............ $ 56,249   16,483   22,961  43,948  30,092   32,712  5,895    1,486       --
                                       ========  =======  =======  ======  ======  =======  ===== ========  =======


                                         International Equity
                                             Fund Division
                                       ------------------------
                                         2003     2002    2001
                                       -------  -------  ------
Operations:
   Net Investment Income
    (Expense).........................     682     (245)    376
   Net Realized (Loss) Gain on
    Investments.......................   1,442   (1,811) (2,832)
   Net Unrealized Gain (Loss) on
    Investments.......................  61,684    1,010  (2,074)
                                       -------  -------  ------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........  63,808   (1,046) (4,530)
   Net Deposits into (Withdrawals
    from) the Separate Account........  61,797  147,583  11,413
                                       -------  -------  ------
      Increase (Decrease) in Net
       Assets......................... 125,605  146,537   6,883
   Net Assets, Beginning of Year...... 172,447   25,910  19,027
                                       -------  -------  ------
   Net Assets, End of Year............ 298,052  172,447  25,910
                                       =======  =======  ======


                                               New Value             Vista
                                             Fund Division          Division
                                       ------------------------  --------------
                                         2003     2002    2001   2003 2002 2001
                                       -------  -------  ------  ---- ---- ----
Operations:
   Net Investment Income
    (Expense).........................     (12)      (1)     --   (1)  --   --
   Net Realized Gain (Loss) on
    Investments.......................       3      (32)     --   (4)  --   --
   Net Unrealized Gain (Loss) on
    Investments.......................     945       (1)     --   46   (5)  --
                                       -------  -------  ------  ---  ---   --
   Increase (Decrease) in Net Assets
    Resulting from Operations.........     936      (34)     --   41   (5)  --
   Net Deposits into (Withdrawals
    from) the Separate Account........   3,644       69      --  657  116   --
                                       -------  -------  ------  ---  ---   --
      Increase (Decrease) in Net
       Assets.........................   4,580       35      --  698  111   --
   Net Assets, Beginning of Year......      35       --      --  111   --   --
                                       -------  -------  ------  ---  ---   --
   Net Assets, End of Year............   4,615       35      --  809  111   --
                                       =======  =======  ======  ===  ===   ==


                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                         NOTES TO FINANCIAL STATEMENTS



                               December 31, 2003



(1) Organization



   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seventeen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of Putnam Variable Trust, an open-end, diversified management investment company. These funds are the Money Market, New Opportunities, Growth & Income, High Yield, Diversified Income, Global Asset Allocation, Voyager, Income, Global Equity (formerly Global Growth), Utilities, Asia Pacific Growth, International Equity, International Growth & Income, International New Opportunities, Investors, New Value, and Vista. Policyholders have the option of directing their premium payments into any or all of the Divisions. On October 14, 2002, Putnam Asia Pacific Growth Fund Division was closed, and assets from Asia Pacific Fund Division were merged into the International Growth Fund Division.



(2) Significant Accounting Policies



   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.



  Investments



   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.



  Federal Income Taxes



   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.



  Use of Estimates



   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.



(3) Policy Charges



   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

(3) Policy Charges--Continued



  Premium Expense Charge



   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. In addition, under policies that are deemed to be individual contracts under OBRA, an additional 1% is taken from each premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.



  Monthly Expense Charge



   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.



  Cost of Insurance



   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.



  Optional Rider Benefits Charge



   The optional rider benefits charge is a monthly deduction for any additional benefits provided by the policy riders.



  Surrender or Contingent Deferred Sales Charge



   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.



  Mortality and Expense Charge



   In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of Putnam Variable Trust Shares



   For the years ended December 31, 2003, 2002 and 2001, except for the Investors Fund Division, the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of the Putnam Variable Trust were as follows:



                Money Market          New Opportunities        Growth & Income          High Yield       Diversified Income
               Fund Division            Fund Division           Fund Division         Fund Division        Fund Division
          ------------------------ ----------------------- ----------------------- -------------------- --------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001    2003   2002   2001   2003   2002   2001
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $173,581 201,038 116,221 111,764 122,160 128,867 120,879 130,233 128,541 41,160 43,274 52,815 38,810 30,733 43,887
Sales.... $138,222 112,130  94,514  68,667  47,163  52,336  77,285  47,354  46,651 92,402 29,752 17,438  8,820 28,396 25,415

          Global Asset Allocation          Voyager                 Income             Global Equity          Utilities
               Fund Division            Fund Division           Fund Division         Fund Division        Fund Division
          ------------------------ ----------------------- ----------------------- -------------------- --------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001    2003   2002   2001   2003   2002   2001
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $ 32,196  26,814  27,351 101,869 125,195 125,898  51,022  26,164   9,175 56,229 48,730 52,369  2,545  3,843 11,305
Sales.... $  6,329   5,681   6,225  82,181  71,659  56,919  46,959   5,318   2,711 15,034 16,512 14,392  5,761  5,586  2,456

                                                                International         International
            Asia Pacific Growth     International Equity       Growth & Income      New Opportunities        Investors
               Fund Division            Fund Division           Fund Division         Fund Division        Fund Division
          ------------------------ ----------------------- ----------------------- -------------------- --------------------
            2003    2002    2001    2003    2002    2001    2003    2002    2001    2003   2002   2001   2003   2002   2001
          -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ ------ ------ ------ ------
Purchases $     --  28,367  42,648  82,552 189,737  39,639  30,753  34,230  15,308 11,335 14,958 13,510 11,940  1,607     --
Sales.... $     -- 144,367  10,496  23,153  42,537  28,117   6,347  36,694  10,493  7,929 12,165  2,974  9,369    115     --

                 New Value                  Vista
               Fund Division            Fund Division
          ------------------------ -----------------------
            2003    2002    2001    2003    2002    2001
          -------- ------- ------- ------- ------- -------
Purchases $  3,972     525      --     784     117      --
Sales.... $    377     457      --     135       2      --



The Purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001 except for the Investors Fund Division, the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.



                                          Money Market        New Opportunities     Growth & Income         High Yield
                                         Fund Division          Fund Division        Fund Division         Fund Division
                                     ----------------------  -------------------- -------------------- ---------------------
                                      2003     2002    2001   2003   2002   2001   2003   2002   2001   2003    2002   2001
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
Net Increase in Units
   Deposits......................... 380,017  205,446 79,737 12,624  8,255  5,208  6,870  4,755  3,314  4,207   3,428  3,843
   Withdrawals...................... 349,370  137,740 62,259 10,016  3,792  1,894  5,280  1,875    894  7,889   2,300  1,144
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
      Net Increase in Units.........  30,647   67,706 17,478  2,608  4,463  3,314  1,590  2,880  2,420 (3,682)  1,128  2,699
Outstanding Units, Beginning of Year 138,169   70,463 52,985 23,068 18,605 15,291 21,337 18,457 16,037 18,721  17,593 14,894
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
Outstanding Units, End of Year...... 168,816  138,169 70,463 25,676 23,068 18,605 22,927 21,337 18,457 15,039  18,721 17,593
                                     =======  ======= ====== ====== ====== ====== ====== ====== ====== ======  ====== ======

                                     Global Asset Allocation       Voyager               Income            Global Equity
                                         Fund Division          Fund Division        Fund Division         Fund Division
                                     ----------------------  -------------------- -------------------- ---------------------
                                      2003     2002    2001   2003   2002   2001   2003   2002   2001   2003    2002   2001
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
Net Increase in Units
   Deposits.........................   3,495    1,627  1,183  4,610  3,359  2,246  3,894  1,965    536  5,825   3,357  2,343
   Withdrawals......................   2,115      544    226  4,124  2,084    897  3,844    575    153  3,089   1,375    527
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
      Net Increase in Units.........   1,380    1,083    957    486  1,275  1,349     50  1,390    383  2,736   1,982  1,816
Outstanding Units, Beginning of Year   6,397    5,314  4,357 10,482  9,207  7,858  2,399  1,009    626 11,087   9,105  7,289
                                     -------  ------- ------ ------ ------ ------ ------ ------ ------ ------  ------ ------
Outstanding Units, End of Year......   7,777    6,397  5,314 10,968 10,482  9,207  2,449  2,399  1,009 13,823  11,087  9,105
                                     =======  ======= ====== ====== ====== ====== ====== ====== ====== ======  ====== ======


                                       Diversified Income
                                         Fund Division
                                     ----------------------
                                      2003    2002    2001
                                     ------  ------  ------
Net Increase in Units
   Deposits.........................  3,691   2,692   3,526
   Withdrawals......................  1,386   2,387   1,889
                                     ------  ------  ------
      Net Increase in Units.........  2,305     305   1,637
Outstanding Units, Beginning of Year 15,863  15,558  13,921
                                     ------  ------  ------
Outstanding Units, End of Year...... 18,168  15,863  15,558
                                     ======  ======  ======

                                           Utilities
                                         Fund Division
                                     ----------------------
                                      2003    2002    2001
                                     ------  ------  ------
Net Increase in Units
   Deposits.........................    568     351     512
   Withdrawals......................    763     435     111
                                     ------  ------  ------
      Net Increase in Units.........   (195)    (83)    401
Outstanding Units, Beginning of Year    690     774     373
                                     ------  ------  ------
Outstanding Units, End of Year......    495     690     774
                                     ======  ======  ======

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(Continued)



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001 except for the Investors Fund Division, the New Value Fund Division, and the Vista Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002.



                                                                                 International      International
                                     Asia Pacific Growth  International Equity  Growth & Income   New Opportunities
                                        Fund Division        Fund Division       Fund Division      Fund Division
                                     -------------------- -------------------  ------------------ -----------------
                                     2003   2002    2001   2003    2002  2001  2003   2002  2001  2003  2002  2001
                                     ---- -------  ------ ------  ------ ----- ----- -----  ----- ----- ----- -----
Net Increase in Units
   Deposits.........................  --    3,972   4,725 10,228  15,897 2,552 3,397 2,980    853 2,712 2,002 1,125
   Withdrawals......................  --   22,647     772  5,374   3,773 1,837 1,113 3,277    490 2,355 1,770   161
                                     ---  -------  ------ ------  ------ ----- ----- -----  ----- ----- ----- -----
      Net Increase in Units.........  --  (18,675)  3,953  4,854  12,124   715 2,284  (297)   363   357   232   964
Outstanding Units, Beginning of Year  --   18,675  14,722 13,825   1,701   986 1,539 1,836  1,473 3,511 3,279 2,315
                                     ---  -------  ------ ------  ------ ----- ----- -----  ----- ----- ----- -----
Outstanding Units, End of Year......  --       --  18,675 18,679  13,825 1,701 3,823 1,539  1,836 3,868 3,511 3,279
                                     ===  =======  ====== ======  ====== ===== ===== =====  ===== ===== ===== =====

                                          New Value              Vista
                                        Fund Division        Fund Division
                                     -------------------- -------------------
                                     2003   2002    2001   2003    2002  2001
                                     ---- -------  ------ ------  ------ -----
Net Increase in Units
   Deposits......................... 506       52      --    150      18    --
   Withdrawals...................... 189       49      --     87       4    --
                                     ---  -------  ------ ------  ------ -----
      Net Increase in Units......... 317        3      --     63      14    --
Outstanding Units, Beginning of Year   3       --      --     14      --    --
                                     ---  -------  ------ ------  ------ -----
Outstanding Units, End of Year...... 320        3      --     77      14    --
                                     ===  =======  ====== ======  ====== =====



                                        Investors
                                      Fund Division
                                     ---------------
                                     2003  2002 2001
                                     ----- ---- ----
Net Increase in Units
   Deposits......................... 1,965 234   --
   Withdrawals...................... 1,513  23   --
                                     ----- ---   --
      Net Increase in Units.........   452 211   --
Outstanding Units, Beginning of Year   211  --   --
                                     ----- ---   --
Outstanding Units, End of Year......   663 211   --
                                     ===== ===   ==






Net Increase in Units
   Deposits.........................
   Withdrawals......................

      Net Increase in Units.........
Outstanding Units, Beginning of Year

Outstanding Units, End of Year......


                          PARAGON SEPARATE ACCOUNT B



                            SCHEDULE OF INVESTMENTS



                               December 31, 2003



                                                    Number    Market
                                                   of Shares  Value     Cost
                                                   --------- -------- --------
 Putnam Variable Trust:
    Money Market Fund Division....................  217,493  $217,493 $217,493
    New Opportunities Fund Division...............   33,552   517,369  631,312
    Growth & Income Fund Division.................   34,719   812,084  821,184
    High Yield Fund Division......................   31,523   251,241  280,090
    Diversified Income Fund Division..............   29,654   276,371  273,536
    Global Asset Allocation Fund Division.........   13,257   178,041  194,914
    Voyager Fund Division.........................   19,181   500,627  626,149
    Income Fund Division..........................    3,562    45,982   45,025
    Global Equity Fund Division...................   28,976   268,320  354,410
    Utilities Fund Division.......................      759     8,678    9,825
    Asia Pacific Growth Fund Division.............       --        --       --
    International Equity Fund Division............   23,019   297,402  236,967
    International Growth & Income Fund Division...    4,948    56,164   44,932
    International New Opportunities Fund Division.    3,918    43,730   46,463
    Investors Fund Division.......................      655     5,854    4,807
    New Value Fund Division.......................      320     4,584    3,640
    Vista Fund Division...........................       76       801      760




                See accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                             As of December 31, 2003     For the Year Ended December 31, 2003
                                         ------------------------------- -----------------------------------
                                           Total    Unit Fair             Investment     Expense     Total
                                         Units Held   Value   Net Assets Income Ratio*   Ratio**   Return***
                                         ---------- --------- ---------- -------------   -------   ---------
Putnam Variable Trust:
   Money Market Fund Division...........  168,816    $ 1.29    $217,847      0.75%        0.75%       0.00%
   New Opportunities Fund Division......   25,676     20.20     518,667      0.00%        0.75%      31.68%
   Growth & Income Fund Division........   22,927     35.47     813,098      1.99%        0.75%      26.77%
   High Yield Fund Division.............   15,039     16.73     251,529      9.58%        0.75%      25.98%
   Diversified Income Fund Division.....   18,168     15.21     276,351      8.62%        0.75%      19.39%
   Global Asset Fund Division...........    7,777     23.04     179,191      3.76%        0.75%      21.14%
   Voyager Fund Division................   10,968     45.76     501,920      0.60%        0.75%      24.21%
   Income Fund Division.................    2,449     18.87      46,217      5.16%        0.75%       3.91%
   Global Equity Fund Division..........   13,823     19.44     268,725      1.18%        0.75%      28.57%
   Utilities Fund Division..............      495     17.63       8,727      4.76%        0.75%      23.98%
   Asia Pacific Growth Fund Division....     0.00      0.00        0.00      0.00%        0.75%
   International Equity Fund Division...   18,679     15.96     298,052      1.04%        0.75%      27.99%
   International Growth & Income Fund
     Division...........................    3,823     14.71      56,249      1.72%        0.75%      37.35%
   International New Opportunities Fund
     Division...........................    3,868     11.36      43,948      0.53%        0.75%      32.56%
   Investors Fund Division..............      663      8.89       5,895      0.76%        0.75%      26.28%
   New Value Fund Division..............      320     14.42       4,615      0.25%        0.75%      32.05%
   Vista Fund Division..................       77     10.51         809      0.00%        0.75%      33.21%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Accompanying Independent Auditors' Report.



                See accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                           As of December 31, 2002    For the Year Ended December 31, 2002
                                         ---------------------------- ----------------------------------
                                          Total
                                          Units  Unit Fair             Investment     Expense     Total
                                          Held     Value   Net Assets Income Ratio*   Ratio**   Return***
                                         ------- --------- ---------- -------------   -------   ---------
Putnam Variable Trust:
   Money Market Fund Division........... 138,169  $ 1.29    $178,289       1.47%       0.75%       0.78%
   New Opportunities Fund Division......  23,068   15.34     353,794       0.00%       0.75%     (30.81)%
   Growth & Income Fund Division........  21,337   27.98     597,048       1.64%       0.75%     (19.41)%
   High Yield Fund Division.............  18,721   13.28     248,680      12.03%       0.75%      (1.34)%
   Diversified Income Fund Division.....  15,863   12.74     202,121       8.54%       0.75%       5.38%
   Global Asset Allocation Fund
     Division...........................   6,397   19.02     121,685       1.90%       0.75%     (13.03)%
   Voyager Fund Division................  10,482   36.84     386,162       0.82%       0.75%     (26.89)%
   Income Fund Division.................   2,399   18.16      43,567       4.39%       0.75%       7.27%
   Global Equity Fund Division..........  11,087   15.12     167,644       0.29%       0.75%     (22.74)%
   Utilities Fund Division..............     690   14.22       9,818       3.92%       0.75%     (24.40)%
   Asia Pacific Growth Fund Division....      --      --          --       1.20%       0.75%     (15.73)%
   International Equity Fund Division...  13,825   12.47     172,447       0.48%       0.75%     (18.18)%
   International Growth & Income Fund
     Division...........................   1,539   10.71      16,483       0.71%       0.75%     (14.32)%
   International New Opportunities Fund
     Division...........................   3,511    8.57      30,092       0.83%       0.75%     (14.13)%
   Investors Fund Division..............     211    7.04       1,486       0.00%       0.75%     (17.66)%
   New Value Fund Division..............       3   10.92          35       0.00%       0.75%     (16.32)%
   Vista Fund Division..................      14    7.89         111       0.00%       0.75%     (25.91)%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                           As of December 31, 2001  For the Year Ended December 31, 2001
                                          ------------------------- ----------------------------------
                                          Total
                                          Units  Unit Fair   Net     Investment     Expense     Total
                                          Held     Value    Assets  Income Ratio*   Ratio**   Return***
                                          ------ --------- -------- -------------   -------   ---------
Putnam Variable Trust:
   Money Market Fund Division............ 70,463  $ 1.28   $ 90,292      3.89%       0.75%       3.23%
   New Opportunities Fund Division....... 18,605   22.17    412,427      0.00%       0.75%     (30.50)%
   Growth & Income Fund Division......... 18,457   34.72    640,714      1.61%       0.75%      (6.84)%
   High Yield Fund Division.............. 17,593   13.46    236,724     13.10%       0.75%       3.14%
   Diversified Income Fund Division...... 15,558   12.09    188,075      7.02%       0.75%       3.07%
   Global Asset Allocation Fund Division.  5,314   21.87    116,221      3.41%       0.75%      (9.03)%
   Voyager Fund Division.................  9,207   50.39    463,913      1.31%       0.75%     (22.81)%
   Income Fund Division..................  1,009   16.93     17,081      5.39%       0.75%       6.75%
   Global Growth Fund Division...........  9,105   19.57    178,195      0.00%       0.75%     (30.18)%
   Utilities Fund Division...............    774   18.81     14,556      2.43%       0.75%     (22.75)%
   Asia Pacific Growth Fund Division..... 18,675    7.50    140,030      1.42%       0.75%     (24.32)%
   International Equity Fund Division....  1,701   15.24     25,910      2.46%       0.75%     (21.00)%
   International Growth & Income Fund
     Division............................  1,836   12.50     22,961      2.77%       0.75%     (21.28)%
   International New Opportunities Fund
     Division............................  3,279    9.98     32,712      0.00%       0.75%     (29.02)%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                        MFS Variable Insurance
                                                        Trust
[LOGO]
Paragon Life
A MetLife(R) Company
                     [PARAGON LIFE INSURANCE COMPANY LOGO]
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2004


                                                                      50456 Com

   General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.



                  The date of this Prospectus is May 1, 2004.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124



                                  PROSPECTUS


                                  May 1, 2004


This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.


The following Funds are available through this Policy:

                          MFS Emerging Growth Series
                       MFS Capital Opportunities Series
                              MFS Research Series
                          MFS Investors Trust Series
                            MFS Total Return Series
                             MFS Utilities Series
                            MFS High Income Series
                          MFS Strategic Income Series
                                MFS Bond Series
                            MFS Money Market Series
                           MFS New Discovery Series
                       MFS Investors Growth Stock Series
                           MFS Mid Cap Growth Series
                           MFS Global Equity Series
                               MFS Value Series



                  The date of this Prospectus is May 1, 2004.

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  9
   Issuing the Policy.................................................... 13
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 16
      Minimum Initial Premium
      Premium Flexibility
      Continuance of Insurance
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company........................................................... 18
      The Company
   The Separate Account and the Funds.................................... 18
      The Separate Account
      The Funds
   Policy Values......................................................... 22
      Policy Cash Value
      Cash Surrender Value
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 24
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Eligibility Change Conversion
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 31
      Lapse
      Reinstatement
   Charges and Deductions................................................ 31
      Transaction Charges
      Periodic Charges
      Federal Taxes
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 35
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 38
           Distribution of the Policies......................... 39
           General Provisions of the Group Contract............. 40
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations..................................... 41
           Legal Proceedings.................................... 41
           Financial Statements................................. 41
           Glossary............................................. 42
           Statement of Additional Information Table of Contents 44

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders.
The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.


Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. In these situations, your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).


                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease.
In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment




To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Risk of Frequent Transfers



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and /or retirement plans that may invest in the Funds.


Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.

                                          Transaction Fees
--------------------------------------------------------------------------------
                                                                  Amount Deducted/(1)/
-----------------------------------------------------
                                                     -----------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge              Current Charge
----------------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each
                                 premium payment          1.00% of each           1.00% of each
For Policies issued under                                premium payment         premium payment
Group Contracts
                                                          2.00% of each           2.00% of each
Only for Policies treated as                             premium payment         premium payment
individual contracts under
Omnibus Budget
Reconciliation Act
----------------------------------------------------------------------------------------------------
Premium Tax Charge            Upon receipt of each
                                 premium payment          2.00% of each           2.00% of each
For all Policies                                         premium payment         premium payment
----------------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial    The lesser of $25 or 2% The lesser of $25 or 2%
                               withdrawal from the        of the amount           of the amount
                                     Policy                 withdrawn               withdrawn
----------------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in     $25 per transfer              None
                                excess of 12 in a
                                   Policy Year
----------------------------------------------------------------------------------------------------
Accelerated Death Benefit        At the time an               $100                    None
Administrative Charge           accelerated death
                                 benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                        Amount Deducted
--------------------------------------------------------
                                                        -----------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/   On the Investment Start
per $1000 of net amount at           Date and each
risk                              succeeding Monthly
..Minimum/(2)/ and                     Anniversary               $0.163                  $0.043
..Maximum/(3) /Charges                                           $31.307                 $16.123
..Charge for an insured,         On the Investment Start         $0.303                   $.085
  attained age 40, in an             Date and each
  Executive Program with          succeeding Monthly
  250 participants rate class         Anniversary
-------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start   $6 per month during     (i) Fewer than 1000
                                   Date and on each      the first Policy Year   employees, $3.50 per
                                  succeeding Monthly    and $3.50 per month in           month
                                      Anniversary            renewal years       (ii) 1000+ employees,
                                                                                    $2.00 per month
-------------------------------------------------------------------------------------------------------
Mortality and Expense                    Daily          0.90% (annually) of the 0.75% (annually) of the
Risk Charge                                               net assets of each      net assets of each
                                                            Division of the         Division of the
                                                           Separate Account        Separate Account
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary

--------

/(1)/Cost of insurance rates are based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $500,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Unismoker, in an Executive Program with 250 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Unismoker in an Executive Program with 250 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                        Amount Deducted
------------------------------------------------------------------------------------------------------
                                     When Charge is        Maximum Guaranteed
            Charge                      Deducted                 Charge             Current Charge
------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
------------------------------------------------------------------------------------------------------
Waiver of Monthly                On rider start date and        $0.0061                $0.0061
Deductions Rider (per $1.00          on each Monthly            $0.2057                $0.2057
of waived deduction)                   Anniversary              $0.0638                $0.0638
..Minimum /(2)/ and
  Maximum/(7)/ Charges
..Charge for an Insured,
  attained age 40, in an
  Executive Program with
  250 participants rate class
------------------------------------------------------------------------------------------------------
Children's Life Insurance        On rider start date and         $0.16                  $0.16
Rider per $1000 of coverage          on each Monthly
..Minimum/(2)/ and Maximum/(7)/         Anniversary
  Charges for all Children
------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                  N/A             (See "Accelerated      (See "Accelerated
Settlement Option Rider                                      Death Benefit          Death Benefit
                                                         Administrative Charge" Administrative Charge"
                                                          in Transaction Fees    in Transaction Fees
                                                             table above.)          table above.)

--------

/(6)/Charges for the waiver of monthly deductions rider vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $500,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 40, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.) Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59 Unismoker in an Executive Program with 250 participants rate class.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."



The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Range of Annual Fund Operating Expenses/(1)/


                                                                   Minimum Maximum
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)                    0.84%   1.94%
----------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses/(2)/ (expenses that are deducted from Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses--after contractual
  reimbursement of expenses and waiver of fees)                     0.60%   1.15%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

/(2)/The range of Total Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund portfolio's investment adviser to reimburse fees or waive expenses for 7 Fund portfolios until April 30, 2005.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.



                                                                                         Net Total
                                                                 Gross                    Annual
                                                                 Total     Amount of     Expenses
                                      Management 12b-1  Other    Annual    Waiver or   (contractual
Fund/(2)/                                Fees    Fees  Expenses Expenses Reimbursement arrangements)
----------------------------------------------------------------------------------------------------
MFS Emerging Growth Series              0.75%    0.00%  0.12%    0.87%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Capital Opportunities Series/(1)/   0.75%    0.00%  0.19%    0.94%      (0.04%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Research Series                     0.75%    0.00%  0.13%    0.88%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Investors Trust Series              0.75%    0.00%  0.12%    0.87%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Total Return Series                 0.75%    0.00%  0.09%    0.84%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Utilities Series                    0.75%    0.00%  0.17%    0.92%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS High Income Series/(1)/             0.75%    0.00%  0.15%    0.90%      (0.00%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Strategic Income Series/(1)/        0.75%    0.00%  0.36%    1.11%      (0.21%)        0.90%
----------------------------------------------------------------------------------------------------
MFS Bond Series/(1)/                    0.60%    0.00%  0.34%    0.94%      (0.19%)        0.75%
----------------------------------------------------------------------------------------------------
MFS Money Market Series/(1)/            0.50%    0.00%  0.49%    0.99%      (0.39%)        0.60%
----------------------------------------------------------------------------------------------------
MFS New Discovery Series                0.90%    0.00%  0.14%    1.04%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Investors Growth Stock Series       0.75%    0.00%  0.13%    0.88%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Series               0.75%    0.00%  0.15%    0.90%        0.00%          N/A
----------------------------------------------------------------------------------------------------
MFS Global Equity Series/(1)/           1.00%    0.00%  0.94%    1.94%      (0.79%)        1.15%
----------------------------------------------------------------------------------------------------
MFS Value Series/(1)/                   0.75%    0.00%  0.43%    1.18%      (0.28%)        0.90%

--------

/(1)/MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series' "Other Expenses" are currently at or below 0.15% and the series is reimbursing MFS). This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series. These reimbursement agreements will terminate on the earlier of April 30, 2005 or such date as all expenses previously born by MFS under agreement have been paid by the series.





                                                          Amount of   Net Total
                                    Management  Other     Waiver or    Annual
 Fund                                  Fees    Expenses Reimbursement Expenses
 ------------------------------------------------------------------------------
 MFS Emerging Growth Series*          0.75%     0.12%      (0.01%)      0.86%
 ------------------------------------------------------------------------------
 MFS Utilities Series*                0.75%     0.17%      (0.01%)      0.91%
 ------------------------------------------------------------------------------
 MFS New Discovery Series*            0.90%     0.14%      (0.01%)      1.03%
 ------------------------------------------------------------------------------
 MFS Investors Growth Stock Series*   0.75%     0.13%      (0.01%)      0.87%
 ------------------------------------------------------------------------------

   -----

     * Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal the "Net Total Annual Expenses" in the chart above.

ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.")


Procedural Information

We generally will issue a Group Contract to employers whose employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;

  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights


The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of
Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed.
The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the

Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


     Portfolio       Investment Manager                         Investment Objective
-------------------------------------------------------------------------------------------------------------
MFS Emerging         Massachusetts      The series' investment objective is long-term growth of capital.
Growth Series        Financial Services The series invests under normal market conditions, at least
                     Company            65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.
-------------------------------------------------------------------------------------------------------------
MFS Capital          Massachusetts      The series' investment objective is capital appreciation. The
Opportunities        Financial Services series invests, under normal market conditions, at least 65% of
Series               Company            its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which
                                        MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.
-------------------------------------------------------------------------------------------------------------
MFS Research         Massachusetts      The series' investment objective is long-term growth of capital
Series               Financial Services and future income. The series invests, under normal market
                     Company            conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.
-------------------------------------------------------------------------------------------------------------
MFS Investors        Massachusetts      The series' investment objectives are mainly to provide long-
Trust Series         Financial Services term growth of capital and secondarily to provide reasonable
                     Company            and current income. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible
                                        securities and depositary receipts for those securities.
-------------------------------------------------------------------------------------------------------------
MFS Total            Massachusetts      The series' main objective is to provide above-average income
Return Series        Financial Services (compared to a portfolio invested entirely in equity securities)
                     Company            consistent with prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.
-------------------------------------------------------------------------------------------------------------
MFS Utilities Series Massachusetts      The series' main objective is to seek capital growth and current
                     Financial Services income (income above that available from a portfolio invested
                     Company            entirely in equity securities). The series invests under normal market conditions, at least 80% of its total assets in equity and debt securities of domestic and foreign (including emerging market) companies in the utilities industry.
-------------------------------------------------------------------------------------------------------------
MFS High             Massachusetts      The series' investment objective is to provide high current
Income Series        Financial Services income by investing primarily in a professionally managed
                     Company            diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds.

     Portfolio      Investment Manager                        Investment Objective
---------------------------------------------------------------------------------------------------------
MFS Strategic       Massachusetts      The series' investment objective is to provide high current
Income Series       Financial Services income by investing in fixed income securities. Its secondary
                    Company            objective is to provide significant capital appreciation. Prior to
                                       May 1, 2002, the series' investment objective was to provide income and capital appreciation. The series invests, under normal market conditions, as least 65% of its net assets in fixed income securities.
---------------------------------------------------------------------------------------------------------
MFS Bond Series     Massachusetts      The series' investment objective is to primarily provide as high
                    Financial Services a level of current income as is believed to be consistent with
                    Company            prudent risk. Its secondary objective is to protect shareholders'
                                       capital. The series invests, under normal market conditions, as least 80% of its net assets in corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities.
---------------------------------------------------------------------------------------------------------
MFS Money           Massachusetts      The series' investment objective is to seek as high a level of
Market Series       Financial Services current income as is considered consistent with preservation of
                    Company            capital and liquidity. The series is a money market fund,
                                       meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities.
---------------------------------------------------------------------------------------------------------
MFS New             Massachusetts      The series' investment objective is capital appreciation.
Discovery Series    Financial Services The series invests, under normal market conditions, at least
                    Company            65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and
                                       related securities, such as preferred stocks, convertible
                                       securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer
                                       superior prospects for growth and are either early in there life-
                                       cycle but have the potential to become major enterprises, or are major enterprises whose rate of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or
                                       basic changes in the economic environment.
---------------------------------------------------------------------------------------------------------
MFS Investors       Massachusetts      The series' investment objective is to provide long-term growth
Growth Stock Series Financial Services of capital and future income rather than current income. The
                    Company            series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the MFS believes offer better than average prospects for long-term growth.

    Portfolio     Investment Manager                       Investment Objective
------------------------------------------------------------------------------------------------------
MFS Mid Cap       Massachusetts      The series' investment objective is to seek long-term growth of
Growth Series     Financial Services capital. The series invests, under normal conditions, at least
                  Company            80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.
------------------------------------------------------------------------------------------------------
MFS Global Equity Massachusetts      The series' investment objective is to seek capital appreciation.
Series            Financial Services The series invests, under normal market conditions, at least
                  Company            80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers.
------------------------------------------------------------------------------------------------------
MFS Value Series  Massachusetts      The series' investment objective is to seek capital appreciation
                  Financial Services and reasonable income. The series invests, under normal market
                  Company.           conditions, at least 65% of its net assets in income producing equity securities of companies which the advisor believes are undervalued in the market relative to their long-term potential.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.


Agreements. An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadivsers (or other affiliates) may pay us more than others.


Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.



We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal

(plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.




We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;


  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;

  .   charging a transfer or collecting a Fund redemption fee;


  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or


  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.




Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the conversion will not be subject to a transaction charge. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the

Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.

  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.

  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectation.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience.
We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.
  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.
  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.



In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. Non-U.S. Persons--U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The maximum commissions payable to a broker-dealer are one of the following options:


                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        a


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1 % of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 = 2% of any unscheduled premiums received.

3 = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.




A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death.
A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectus for MFS Variable Insurance Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                         MFS Variable Insurance Trust

[LOGO]
Paragon Life
A MetLife(R) Company

                                                                  MFS SAI 60456

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.



               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================



   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   General Admerican Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.

   Sales compensation was paid to selling firms with respect to the Policies in the following amounts during the periods indicated:


                                             Aggregate Amount
                  Fiscal  Aggregate Amount    of Commissions
                   Year  of Commissions Paid Retained by GAD
                  -------------------------------------------
                   2003        $37,449              $0
                  -------------------------------------------
                   2002        $14,727              $0
                  -------------------------------------------
                   2001        $34,773              $0




   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a

Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our general assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.
                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT



Board of Directors Paragon Life Insurance Company


and Policyholders of Separate Account B's MFS Divisions:



   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Investors Trust, Total Return, Research, Strategic Income, Capital Opportunities, New Discovery, Investors Growth Stock, Global Equity, Mid Cap Growth and Value Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2003, the results of their operations, changes in their net assets and the financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP



St. Louis, Missouri


April 15, 2004

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENT OF ASSETS AND LIABILITIES



                               December 31, 2003



                                                                                            Money
                                                                    Bond     High Income   Market      Emerging   Utilities
                                                                    Fund        Fund        Fund     Growth Funds   Fund
                                                                  Division    Division    Division     Division   Division
                                                                  --------- ------------- ---------  ------------ ---------
Net Assets:
   Investments in MFS Variable Insurance Trust, at market value
    (See Schedule of Investments)................................ $330,553      691,426     113,415   1,668,988     24,451
   (Payable to) Receivable from Paragon Life Insurance Company...     (215)        (983)        (78)       (138)    30,175
                                                                  --------    ---------   ---------   ---------    -------
      Total Net Assets........................................... $330,338      690,443     113,337   1,668,850     54,626
                                                                  ========    =========   =========   =========    =======
Net Assets, representing:
   Equity of Contract Owners..................................... $330,333      690,409     113,382   1,668,835     54,626
   Equity of Paragon Life Insurance Company......................        5           34         (45)         15         --
                                                                  --------    ---------   ---------   ---------    -------
                                                                  $330,338      690,443     113,337   1,668,850     54,626
                                                                  ========    =========   =========   =========    =======
Total Units Held.................................................   20,781       46,243      88,071     100,513      2,269
Unit Value....................................................... $  15.90        14.93        1.29       16.60      24.08
Cost of Investments.............................................. $305,702      637,377     113,415   2,095,576     23,749

                                                                  Strategic    Capital       New      Investors    Global
                                                                   Income   Opportunities Discovery  Growth Stock  Equity
                                                                    Fund        Fund        Fund         Fund       Fund
                                                                  Division    Division    Division     Division   Division
                                                                  --------- ------------- ---------  ------------ ---------
Net Assets:
   Investments in MFS Variable Insurance Trust at market value
    (See Schedule of Investments)................................ $ 26,552      899,503     983,756     742,158    576,422
   Receivable from (Payable to) Paragon Life Insurance Company...   15,075       14,504     (51,272)       (839)    16,527
                                                                  --------    ---------   ---------   ---------    -------
      Total Net Assets........................................... $ 41,627      914,007     932,484     741,319    592,949
                                                                  ========    =========   =========   =========    =======
Net Assets, representing:
   Equity of Contract Owners..................................... $ 41,626      913,998     932,481     741,309    592,958
   Equity of Paragon Life Insurance Company......................        1            9           3          10         (9)
                                                                  --------    ---------   ---------   ---------    -------
                                                                  $ 41,627      914,007     932,484     741,319    592,949
                                                                  ========    =========   =========   =========    =======
Total Units Held.................................................    3,090       57,834      64,988      86,724     55,367
Unit Value....................................................... $  13.47        15.80       14.35        8.55      10.71
Cost of Investments.............................................. $ 25,383    1,144,672   1,034,594     838,286    468,742


                                                                  Investors   Total
                                                                    Trust     Return    Research
                                                                    Fund       Fund       Fund
                                                                  Division   Division   Division
                                                                  --------- ---------  ---------
Net Assets:
   Investments in MFS Variable Insurance Trust, at market value
    (See Schedule of Investments)................................  656,727  1,797,677  1,471,955
   (Payable to) Receivable from Paragon Life Insurance Company...     (446)    15,024       (852)
                                                                   -------  ---------  ---------
      Total Net Assets...........................................  656,281  1,812,701  1,471,103
                                                                   =======  =========  =========
Net Assets, representing:
   Equity of Contract Owners.....................................  656,277  1,812,712  1,471,103
   Equity of Paragon Life Insurance Company......................        4        (11)        --
                                                                   -------  ---------  ---------
                                                                   656,281  1,812,701  1,471,103
                                                                   =======  =========  =========
Total Units Held.................................................   38,826     76,966     91,217
Unit Value.......................................................    16.91      23.55      16.13
Cost of Investments..............................................  677,740  1,651,705  1,783,628

                                                                   Mid Cap
                                                                   Growth     Value
                                                                    Fund       Fund
                                                                  Division   Division
                                                                  --------- ---------
Net Assets:
   Investments in MFS Variable Insurance Trust at market value
    (See Schedule of Investments)................................  389,638    141,584
   Receivable from (Payable to) Paragon Life Insurance Company...  (42,150)       (90)
                                                                   -------  ---------
      Total Net Assets...........................................  347,488    141,494
                                                                   =======  =========
Net Assets, representing:
   Equity of Contract Owners.....................................  347,490    141,496
   Equity of Paragon Life Insurance Company......................       (2)        (2)
                                                                   -------  ---------
                                                                   347,488    141,494
                                                                   =======  =========
Total Units Held.................................................   57,322     13,306
Unit Value.......................................................     6.06      10.63
Cost of Investments..............................................  418,096    127,669



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                           STATEMENTS OF OPERATIONS



       For the Years Ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Division and the Global Equity Division which are for the period September 7, 2001


(inception) through December 31, 2001, and for the Value Division which is for the period of May 1, 2002 through December 31, 2002.



                                                                   Bond                      High Income
                                                               Fund Division                Fund Division
                                                        --------------------------  -----------------------------
                                                          2003      2002     2001      2003      2002      2001
                                                        --------  -------  -------  ---------  --------  --------
Investment Income:
   Dividend Income..................................... $ 19,022      733       89     75,776    80,978    15,427
Expenses:
   Mortality and Expense Charge........................    2,652    1,321       22     14,270    12,933     1,687
                                                        --------  -------  -------  ---------  --------  --------
     Net Investment Income (Expense)...................   16,370     (588)      67     61,506    68,045    13,740
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --       --         --        --        --
   Proceeds from Sales.................................   35,497  293,444      185  1,336,939   394,400     5,624
   Cost of Investments Sold............................   33,065  291,640      204  1,238,262   430,813     6,566
                                                        --------  -------  -------  ---------  --------  --------
     Net Realized Gain (Loss) on Investments...........    2,432    1,804      (19)    98,677   (36,413)     (942)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of the Year........   16,744     (113)    (158)   (68,927)  (37,403)  (22,575)
   Unrealized Gain (Loss) End of Year..................   24,851   16,744     (113)    54,049   (68,927)  (37,403)
                                                        --------  -------  -------  ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........    8,107   16,857       45    122,976   (31,524)  (14,828)
                                                        --------  -------  -------  ---------  --------  --------
     Net Gain (Loss) on Investments....................   10,539   18,661       26    221,653   (67,937)  (15,770)
                                                        --------  -------  -------  ---------  --------  --------
Increase(Decrease) in Assets Resulting from Operations. $ 26,909   18,073       93    283,159       108    (2,030)
                                                        ========  =======  =======  =========  ========  ========

                                                                 Utilities                 Investors Trust
                                                               Fund Division                Fund Division
                                                        --------------------------  -----------------------------
                                                          2003      2002     2001      2003      2002      2001
                                                        --------  -------  -------  ---------  --------  --------
Investment Income:
   Dividend Income..................................... $  1,247      894    8,867      4,469     3,501     4,422
Expenses:
   Mortality and Expense Charge........................      372      343      807      5,254     5,802     5,651
                                                        --------  -------  -------  ---------  --------  --------
     Net Investment Income (Expense)...................      875      551    8,060       (785)   (2,301)   (1,229)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --    2,579         --        --    15,648
   Proceeds from Sales.................................   47,499   23,218   78,670    117,695   154,175    32,761
   Cost of Investments Sold............................   50,748   30,562   90,579    128,695   191,303    33,604
                                                        --------  -------  -------  ---------  --------  --------
     Net Realized (Loss) Gain on Investments...........   (3,249)  (7,344)  (9,330)   (11,000)  (37,128)   14,805
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (15,346) (11,709)  17,450   (161,728)  (46,610)   77,678
   Unrealized Gain (Loss) End of Year..................      702  (15,346) (11,709)   (21,013) (161,728)  (46,610)
                                                        --------  -------  -------  ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........   16,048   (3,637) (29,159)   140,715  (115,118) (124,288)
                                                        --------  -------  -------  ---------  --------  --------
     Net Gain (Loss) on Investments....................   12,799  (10,981) (38,489)   129,715  (152,246) (109,483)
                                                        --------  -------  -------  ---------  --------  --------
Increase (Decrease) in Assets Resulting from Operations $ 13,674  (10,430) (30,429)   128,930  (154,547) (110,712)
                                                        ========  =======  =======  =========  ========  ========


                                                                Money Market                   Emerging Growth
                                                               Fund Division                    Fund Division
                                                        ---------------------------  ----------------------------------
                                                          2003      2002      2001      2003        2002        2001
                                                        -------  ---------  -------  ----------  ----------  ----------
Investment Income:
   Dividend Income.....................................     930      3,347   15,390          --          --          --
Expenses:
   Mortality and Expense Charge........................   1,223      2,270    3,816      15,354      17,456      20,138
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Investment Income (Expense)...................    (293)     1,077   11,574     (15,354)    (17,456)    (20,138)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................      --         --       --          --          --     154,522
   Proceeds from Sales.................................  73,949  1,315,751  426,452     597,150     350,559     402,440
   Cost of Investments Sold............................  73,949  1,315,751  426,452     783,771     537,607     481,104
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Realized Gain (Loss) on Investments...........      --         --       --    (186,621)   (187,048)     75,858
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of the Year........      --         --       --  (1,115,852)   (495,572)    538,760
   Unrealized Gain (Loss) End of Year..................      --         --       --    (426,588) (1,115,852)   (495,572)
                                                        -------  ---------  -------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments...........      --         --       --     689,264    (620,280) (1,034,332)
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Gain (Loss) on Investments....................      --         --       --     502,643    (807,328)   (958,474)
                                                        -------  ---------  -------  ----------  ----------  ----------
Increase(Decrease) in Assets Resulting from Operations.    (293)     1,077   11,574     487,289    (824,784)   (978,612)
                                                        =======  =========  =======  ==========  ==========  ==========

                                                                Total Return                      Research
                                                               Fund Division                    Fund Division
                                                        ---------------------------  ----------------------------------
                                                          2003      2002      2001      2003        2002        2001
                                                        -------  ---------  -------  ----------  ----------  ----------
Investment Income:
   Dividend Income.....................................  22,106     16,809   13,408      10,611       4,526      23,756
Expenses:
   Mortality and Expense Charge........................  10,337      7,195    3,629      12,500      14,719      17,071
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Investment Income (Expense)...................  11,769      9,614    9,779      (1,889)    (10,193)      6,685
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................      --      4,571    9,611          --          --     234,689
   Proceeds from Sales................................. 150,061    193,192  192,397     405,680     323,594     453,223
   Cost of Investments Sold............................ 141,241    201,805  180,812     524,355     418,887     540,691
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Realized (Loss) Gain on Investments...........   8,820     (4,042)  21,196    (118,675)    (95,293)    147,221
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............ (34,020)    22,647   52,028    (766,254)   (396,121)    243,969
   Unrealized Gain (Loss) End of Year.................. 145,972    (34,020)  22,647    (311,673)   (766,254)   (396,121)
                                                        -------  ---------  -------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments........... 179,992    (56,667) (29,381)    454,581    (370,133)   (640,090)
                                                        -------  ---------  -------  ----------  ----------  ----------
     Net Gain (Loss) on Investments.................... 188,812    (60,709)  (8,185)    335,906    (465,426)   (492,869)
                                                        -------  ---------  -------  ----------  ----------  ----------
Increase (Decrease) in Assets Resulting from Operations 200,581    (51,095)   1,594     334,017    (475,619)   (486,184)
                                                        =======  =========  =======  ==========  ==========  ==========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                     STATEMENTS OF OPERATIONS--(Continued)



       For the Years Ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Division and the Global Equity Division which are for the period September 7, 2001


(inception) through December 31, 2001, and for the Value Division which is for the period of May 1, 2002 through December 31, 2002.



                                                            Strategic Income          Capital Opportunities
                                                              Fund Division               Fund Division
                                                        ------------------------  -----------------------------
                                                          2003      2002    2001    2003      2002       2001
                                                        --------  -------  -----  --------  --------  ---------
Investment Income:
   Dividend Income..................................... $  2,018      978  1,262     2,024       584    126,540
Expenses:
   Mortality and Expense Charge........................      297      239    262     6,798    10,093     16,454
                                                        --------  -------  -----  --------  --------  ---------
     Net Investment Income (Expense)...................    1,721      739  1,000    (4,774)   (9,509)   110,086
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --     --        --        --     90,198
   Proceeds from Sales.................................   25,356   18,951  4,613   136,276   509,675  1,644,544
   Cost of Investments Sold............................   23,646   18,854  4,614   192,450   766,738  1,899,055
                                                        --------  -------  -----  --------  --------  ---------
   Net Realized Gain (Loss) on Investments.............    1,710       97     (1)  (56,174) (257,063)  (164,313)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............    1,145       72      7  (507,311) (357,434)    63,580
   Unrealized Gain (Loss) End of Year..................    1,169    1,145     72  (245,169) (507,311)  (357,434)
                                                        --------  -------  -----  --------  --------  ---------
   Net Unrealized Gain (Loss) on Investments...........       24    1,073     65   262,142  (149,877)  (421,014)
                                                        --------  -------  -----  --------  --------  ---------
     Net Gain (Loss) on Investments....................    1,734    1,170     64   205,968  (406,940)  (585,327)
                                                        --------  -------  -----  --------  --------  ---------
Increase (Decrease) in Assets Resulting from Operations $  3,455    1,909  1,064   201,194  (416,449)  (475,241)
                                                        ========  =======  =====  ========  ========  =========

                                                              Global Equity               Mid Cap Growth
                                                              Fund Division               Fund Division
                                                        ------------------------  -----------------------------
                                                          2003      2002    2001    2003      2002       2001
                                                        --------  -------  -----  --------  --------  ---------
Investment Income:
   Dividend Income..................................... $    290    2,029    328        --        --         --
Expenses:
   Mortality and Expense Charge........................    4,092    2,162    128     3,018     2,888         84
                                                        --------  -------  -----  --------  --------  ---------
     Net Investment (Expense) Income...................   (3,802)    (133)   200    (3,018)   (2,888)       (84)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --       --     --        --        --         --
   Proceeds from Sales.................................   74,940  129,366    220    81,294    24,601         89
   Cost of Investments Sold............................   64,411  139,889    219    93,593    38,201         85
                                                        --------  -------  -----  --------  --------  ---------
     Net Realized Gain (Loss) on Investments...........   10,529  (10,523)     1   (12,299)  (13,600)         4
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............  (14,076)   2,944     --  (159,930)    6,045         --
   Unrealized Gain (Loss) End of Year..................  107,680  (14,076) 2,944    28,458  (159,930)     6,045
                                                        --------  -------  -----  --------  --------  ---------
   Net Unrealized Gain (Loss) on Investments...........  121,756  (17,020) 2,944   131,472  (165,975)     6,045
                                                        --------  -------  -----  --------  --------  ---------
     Net Gain (Loss) on Investments....................  132,285  (27,543) 2,945   119,173  (179,575)     6,049
                                                        --------  -------  -----  --------  --------  ---------
Increase (Decrease) in Assets Resulting from Operations $128,483  (27,676) 3,145   116,155  (182,463)     5,965
                                                        ========  =======  =====  ========  ========  =========


                                                                New Discovery              Investors Growth Stock
                                                                Fund Division                  Fund Division
                                                        -----------------------------  -----------------------------
                                                          2003       2002      2001       2003      2002      2001
                                                        --------  ---------  --------  ---------  --------  --------
Investment Income:
   Dividend Income.....................................       --         --    70,599         --        --     2,584
Expenses:
   Mortality and Expense Charge........................    9,729     16,119    19,238     11,341    11,233     8,512
                                                        --------  ---------  --------  ---------  --------  --------
     Net Investment Income (Expense)...................   (9,729)   (16,119)   51,361    (11,341)  (11,233)   (5,928)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --         --     2,794         --        --        55
   Proceeds from Sales.................................  520,539  1,849,836   118,896    906,364   687,454    38,844
   Cost of Investments Sold............................  566,176  2,169,706   126,599  1,048,246   848,700    45,583
                                                        --------  ---------  --------  ---------  --------  --------
   Net Realized Gain (Loss) on Investments.............  (45,637)  (319,870)   (4,909)  (141,882) (161,246)   (6,684)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............ (451,873)   (88,323)   66,100   (525,219) (276,753)  (38,957)
   Unrealized Gain (Loss) End of Year..................  (50,838)  (451,873)  (88,323)   (96,128) (525,219) (276,753)
                                                        --------  ---------  --------  ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........  401,035   (363,550) (154,423)   429,091  (248,466) (237,796)
                                                        --------  ---------  --------  ---------  --------  --------
     Net Gain (Loss) on Investments....................  355,398   (683,420) (159,332)   287,209  (409,712) (244,480)
                                                        --------  ---------  --------  ---------  --------  --------
Increase (Decrease) in Assets Resulting from Operations  345,669   (699,539) (107,971)   275,868  (420,945) (250,408)
                                                        ========  =========  ========  =========  ========  ========

                                                                    Value
                                                                Fund Division
                                                        -----------------------------
                                                          2003       2002      2001
                                                        --------  ---------  --------
Investment Income:
   Dividend Income.....................................      102         --        --
Expenses:
   Mortality and Expense Charge........................      471         53        --
                                                        --------  ---------  --------
     Net Investment (Expense) Income...................     (369)       (53)       --
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions....................       --         --        --
   Proceeds from Sales.................................   58,500     37,102        --
   Cost of Investments Sold............................   53,195     37,883        --
                                                        --------  ---------  --------
     Net Realized Gain (Loss) on Investments...........    5,305       (781)       --
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year............      540         --        --
   Unrealized Gain (Loss) End of Year..................   13,915        540        --
                                                        --------  ---------  --------
   Net Unrealized Gain (Loss) on Investments...........   13,375        540        --
                                                        --------  ---------  --------
     Net Gain (Loss) on Investments....................   18,680       (241)       --
                                                        --------  ---------  --------
Increase (Decrease) in Assets Resulting from Operations   18,311       (294)       --
                                                        ========  =========  ========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENTS OF CHANGES IN NET ASSETS



       For the Years Ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Division and the Global Equity Division which are for the period September 7, 2001


(inception) through December 31, 2001, and for the Value Division which is for the period of May 1, 2002 through December 31, 2002.



                                                     Bond                       High Income                        Market
                                                 Fund Division                 Fund Division                   Fund Division
                                          --------------------------  -------------------------------  ---------------------
                                            2003      2002     2001      2003        2002      2001       2003       2002
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
Operations:
   Net investment Income (Expense)....... $ 16,370     (588)      67      61,506     68,045    13,740       (293)     1,077
   Net Realized Gain (Loss) on
    Investments..........................    2,432    1,804      (19)     98,677    (36,413)     (942)        --         --
   Net Unrealized Gain (Loss) on
    Investments..........................    8,107   16,857       45     122,976    (31,524)  (14,828)        --         --
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations............   26,909   18,073       93     283,159        108    (2,030)      (293)     1,077
   Net (Withdrawals from) Deposits into
    Separate Account.....................   (2,702) 286,697     (120) (1,283,160) 1,474,599    88,018    (43,513)  (296,168)
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
      Increase (Decrease) in Net
       Assets............................   24,207  304,770      (27) (1,000,001) 1,474,707    85,988    (43,806)  (295,091)
   Net Assets, Beginning of Year.........  306,131    1,361    1,388   1,690,444    215,737   129,749    157,143    452,234
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
   Net Assets, End of Year............... $330,338  306,131    1,361     690,443  1,690,444   215,737    113,337    157,143
                                          ========  =======  =======  ==========  =========  ========  =========  =========

                                                   Utilities                  Investors Trust                   Total Return
                                                 Fund Division                 Fund Division                   Fund Division
                                          --------------------------  -------------------------------  ---------------------
                                            2003      2002     2001      2003        2002      2001       2003       2002
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
Operations:
   Net investment Income (Expense)....... $    875      551    8,060        (785)    (2,301)   (1,229)    11,769      9,614
   Net Realized (Loss) Gain on
    Investments..........................   (3,249)  (7,344)  (9,330)    (11,000)   (37,128)   14,805      8,820     (4,042)
   Net Unrealized Gain (Loss) on
    Investments..........................   16,048   (3,637) (29,159)    140,715   (115,118) (124,288)   179,992    (56,667)
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations............   13,674  (10,430) (30,429)    128,930   (154,547) (110,712)   200,581    (51,095)
   Net (Withdrawals from) Deposits into
    Separate Account.....................   (2,979)   4,731    6,997    (101,103)   105,345   222,713    443,227    591,475
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
      Increase (Decrease) in Net
       Assets............................   10,695   (5,699) (23,432)     27,827    (49,202)  112,001    643,808    540,380
   Net Assets, Beginning of Year.........   43,931   49,630   73,062     628,454    677,656   565,655  1,168,893    628,513
                                          --------  -------  -------  ----------  ---------  --------  ---------  ---------
   Net Assets, End of Year............... $ 54,626   43,931   49,630     656,281    628,454   677,656  1,812,701  1,168,893
                                          ========  =======  =======  ==========  =========  ========  =========  =========


                                                                Growth
                                                             Fund Division
                                          -------- --------------------------------
                                            2001      2003       2002       2001
                                          -------  ---------  ---------  ----------
Operations:
   Net investment Income (Expense).......  11,574    (15,354)   (17,456)    (20,138)
   Net Realized Gain (Loss) on
    Investments..........................      --   (186,621)  (187,048)     75,858
   Net Unrealized Gain (Loss) on
    Investments..........................      --    689,264   (620,280) (1,034,332)
                                          -------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............  11,574    487,289   (824,784)   (978,612)
   Net (Withdrawals from) Deposits into
    Separate Account.....................  95,671   (528,602)   393,804     500,694
                                          -------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets............................ 107,245    (41,313)  (430,980)   (477,918)
   Net Assets, Beginning of Year......... 344,989  1,710,163  2,141,143   2,619,061
                                          -------  ---------  ---------  ----------
   Net Assets, End of Year............... 452,234  1,668,850  1,710,163   2,141,143
                                          =======  =========  =========  ==========

                                                               Research
                                                             Fund Division
                                          -------- --------------------------------
                                            2001      2003       2002       2001
                                          -------  ---------  ---------  ----------
Operations:
   Net investment Income (Expense).......   9,779     (1,889)   (10,193)      6,685
   Net Realized (Loss) Gain on
    Investments..........................  21,196   (118,675)   (95,293)    147,221
   Net Unrealized Gain (Loss) on
    Investments.......................... (29,381)   454,581   (370,133)   (640,090)
                                          -------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations............   1,594    334,017   (475,619)   (486,184)
   Net (Withdrawals from) Deposits into
    Separate Account..................... 275,882   (341,819)   211,888     248,370
                                          -------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets............................ 277,476     (7,802)  (263,731)   (237,814)
   Net Assets, Beginning of Year......... 351,037  1,478,905  1,742,636   1,980,450
                                          -------  ---------  ---------  ----------
   Net Assets, End of Year............... 628,513  1,471,103  1,478,905   1,742,636
                                          =======  =========  =========  ==========


                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



               STATEMENTS OF CHANGES IN NET ASSETS--(Continued)



       For the Years Ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Division and the Global Equity Division which are for the period September 7, 2001


(inception) through December 31, 2001, and for the Value Division which is for the period of May 1, 2002 through December 31, 2002.



                                            Strategic Income            Capital Opportunities
                                              Fund Division                 Fund Division
                                       --------------------------  ------------------------------  ----------
                                         2003      2002     2001     2003      2002       2001        2003
                                       --------  -------  -------  -------  ---------  ----------  ---------
Operations:
   Net investment Income (Expense).... $  1,721      739    1,000   (4,774)    (9,509)    110,086     (9,729)
   Net Realized Gain (Loss) on
    Investments.......................    1,710       97       (1) (56,174)  (257,063)   (164,313)   (45,637)
   Net Unrealized Gain (Loss) on
    Investments.......................       24    1,073       65  262,142   (149,877)   (421,014)   401,035
                                       --------  -------  -------  -------  ---------  ----------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........    3,455    1,909    1,064  201,194   (416,449)   (475,241)   345,669
   Net Deposits into (Withdrawals
    from) Separate Account............   10,168   (7,759)  24,321  (77,660)   (46,903)   (794,894)  (481,807)
                                       --------  -------  -------  -------  ---------  ----------  ---------
      Increase (Decrease) in Net
       Assets.........................   13,623   (5,850)  25,385  123,534   (463,352) (1,270,135)  (136,138)
   Net Assets, Beginning of Year......   28,004   33,854    8,469  790,473  1,253,825   2,523,960  1,068,622
                                       --------  -------  -------  -------  ---------  ----------  ---------
   Net Assets, End of Year............ $ 41,627   28,004   33,854  914,007    790,473   1,253,825    932,484
                                       ========  =======  =======  =======  =========  ==========  =========

                                              Global Equity                Mid Cap Growth
                                              Fund Division                 Fund Division
                                       --------------------------  ------------------------------  ----------
                                         2003      2002     2001     2003      2002       2001        2003
                                       --------  -------  -------  -------  ---------  ----------  ---------
Operations:
   Net investment (Expense) Income.... $ (3,802)    (133)     200   (3,018)    (2,888)        (84)      (369)
   Net Realized Gain (Loss) on
    Investments.......................   10,529  (10,523)       1  (12,299)   (13,600)          4      5,305
   Net Unrealized Gain (Loss) on
    Investments.......................  121,756  (17,020)   2,944  131,472   (165,975)      6,045     13,375
                                       --------  -------  -------  -------  ---------  ----------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........  128,483  (27,676)   3,145  116,155   (182,463)      5,965     18,311
   Net Deposits into (Withdrawals
    from) Separate Account............   (4,326) 370,433  122,890  (92,205)   374,379     125,657     96,826
                                       --------  -------  -------  -------  ---------  ----------  ---------
      Increase (Decrease) in Net
       Assets.........................  124,157  342,757  126,035   23,950    191,916     131,622    115,137
   Net Assets, Beginning of Year......  468,792  126,035       --  323,538    131,622          --     26,357
                                       --------  -------  -------  -------  ---------  ----------  ---------
   Net Assets, End of Year............ $592,949  468,792  126,035  347,488    323,538     131,622    141,494
                                       ========  =======  =======  =======  =========  ==========  =========


                                       New Discovery               Investor Growth Stock
                                       Fund Division                   Fund Division
                                       ---------------------- -------------------------------
                                          2002        2001       2003       2002       2001
                                       ----------  ---------  ---------  ---------  ---------
Operations:
   Net investment Income (Expense)....    (16,119)    51,361    (11,341)   (11,233)    (5,928)
   Net Realized Gain (Loss) on
    Investments.......................   (319,870)    (4,909)  (141,882)  (161,246)    (6,684)
   Net Unrealized Gain (Loss) on
    Investments.......................   (363,550)  (154,423)   429,091   (248,466)  (237,796)
                                       ----------  ---------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........   (699,539)  (107,971)   275,868   (420,945)  (250,408)
   Net Deposits into (Withdrawals
    from) Separate Account............   (696,279)   652,111   (848,771)   159,745  1,544,180
                                       ----------  ---------  ---------  ---------  ---------
      Increase (Decrease) in Net
       Assets......................... (1,395,818)   544,140   (572,903)  (261,200) 1,293,772
   Net Assets, Beginning of Year......  2,464,440  1,920,300  1,314,222  1,575,422    281,650
                                       ----------  ---------  ---------  ---------  ---------
   Net Assets, End of Year............  1,068,622  2,464,440    741,319  1,314,222  1,575,422
                                       ==========  =========  =========  =========  =========

                                           Value
                                       Fund Division
                                       ----------------------
                                          2002        2001
                                       ----------  ---------
Operations:
   Net investment (Expense) Income....        (53)        --
   Net Realized Gain (Loss) on
    Investments.......................       (781)        --
   Net Unrealized Gain (Loss) on
    Investments.......................        540         --
                                       ----------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........       (294)        --
   Net Deposits into (Withdrawals
    from) Separate Account............     26,651         --
                                       ----------  ---------
      Increase (Decrease) in Net
       Assets.........................     26,357         --
   Net Assets, Beginning of Year......         --         --
                                       ----------  ---------
   Net Assets, End of Year............     26,357         --
                                       ==========  =========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                         NOTES TO FINANCIAL STATEMENTS


                               December 31, 2003



(1) Organization



   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fifteen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond, High Income, Money Market, Emerging Growth, Utilities, Investors Trust, Total Return, Research, Strategic Income (formerly Global Governments), Capital Opportunities, New Discovery, Investors Growth Stock, Global Equity, Mid Cap Growth, and Value. Policyholders have the option of directing their premium payments into any or all of the Divisions.



(2) Significant Accounting Policies



   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.



  Investments



   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.



  Federal Income Taxes



   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.



  Use of Estimates



   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.



(3) Policy Charges



   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge



   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. In addition, under policies that are deemed to be individual contracts under OBRA, an additional 1% is taken from each premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.



  Monthly Expense Charge



   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.



  Cost of Insurance



   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.



  Optional Rider Benefits Charge



   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.



  Surrender or Contingent Deferred Sales Charge



   During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.



  Mortality and Expense Charge



   In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00205% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of MFS Variable Insurance Trust Shares



   For the years ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Fund Division and the Global Equity Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the Value Fund Division which is for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of MFS Insurance Trust were as follows:



                   Bond                    High Income                Money Market             Emerging Growth
               Fund Division              Fund Division               Fund Division             Fund Division
          ----------------------- ----------------------------- ------------------------- -------------------------
           2003    2002    2001     2003      2002      2001     2003     2002     2001    2003    2002     2001
          ------- ------- ------- --------- --------- --------- ------- --------- ------- ------- ------- ---------
Purchases $29,890 579,288      40    40,117 1,856,430    97,871  28,981 1,017,784 505,276  52,784 727,349   885,325
Sales.... $35,497 293,444     185 1,336,939   394,400     5,624  73,949 1,315,751 426,452 597,150 350,559   402,440

                 Utilities               Investors Trust              Total Return                Research
               Fund Division              Fund Division               Fund Division             Fund Division
          ----------------------- ----------------------------- ------------------------- -------------------------
           2003    2002    2001     2003      2002      2001     2003     2002     2001    2003    2002     2001
          ------- ------- ------- --------- --------- --------- ------- --------- ------- ------- ------- ---------
Purchases $13,909  27,667  84,811    10,844   254,622   249,430 567,466   777,902 464,421  52,141 520,750   687,301
Sales.... $47,499  23,218  78,670   117,695   154,175    32,761 150,061   193,192 192,397 405,680 323,594   453,223

             Strategic Income         Capital Opportunities           New Discovery        Investors Growth Stock
               Fund Division              Fund Division               Fund Division             Fund Division
          ----------------------- ----------------------------- ------------------------- -------------------------
           2003    2002    2001     2003      2002      2001     2003     2002     2001    2003    2002     2001
          ------- ------- ------- --------- --------- --------- ------- --------- ------- ------- ------- ---------
Purchases $20,111  10,993  28,667    36,925   453,006   835,566  79,401 1,138,191 750,498  46,207 836,772 1,574,380
Sales.... $25,356  18,951   4,613   136,276   509,675 1,644,544 520,539 1,849,836 118,896 906,364 687,454    38,844

               Global Equity             Mid Cap Growth                   Value
               Fund Division              Fund Division               Fund Division
          ----------------------- ----------------------------- -------------------------
           2003    2002    2001     2003      2002      2001     2003     2002     2001
          ------- ------- ------- --------- --------- --------- ------- --------- -------
Purchases $49,446 498,180 122,987    27,749   396,557   125,669 154,914    63,733      --
Sales.... $74,940 129,366     220    81,294    24,601        89  58,500    37,102      --



The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective Fund Divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001, except for the Mid Cap Growth Fund Division and the Global Equity Fund Division which are for the period September 7, 2001 (inception) through December 31, 2001, and for the Value Fund Division which is for the period May 1, 2002 (inception) through December 31, 2002.



                                                     Bond                 High Income                Money Market
                                                Fund Division            Fund Division               Fund Division
                                            ---------------------  -------------------------  ---------------------------
                                             2003    2002    2001    2003     2002     2001     2003      2002     2001
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Net Increase (Decrease) in Units
   Deposits................................  2,146  42,371     --    3,310  146,589    7,051   79,810    807,116  312,735
   Withdrawals.............................  2,255  21,581     10   89,560   31,284      320  113,602  1,037,388  236,753
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
      Net (Decrease) Increase in Units.....   (109) 20,790    (10) (86,250) 115,305    6,731  (33,792)  (230,272)  75,982
Outstanding Units, Beginning of Year....... 20,890     100    110  132,493   17,188   10,457  121,863    352,135  276,153
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Outstanding Units End of Year.............. 20,781  20,890    100   46,243  132,493   17,188   88,071    121,863  352,135
                                            ======  ======  =====  =======  =======  =======  =======  =========  =======

                                                  Utilities             Investors Trust              Total Return
                                                Fund Division            Fund Division               Fund Division
                                            ---------------------  -------------------------  ---------------------------
                                             2003    2002    2001    2003     2002     2001     2003      2002     2001
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Net Increase (Decrease) in Units
   Deposits................................  2,015   1,429  2,801    1,340   17,412   12,456   29,010     37,875   17,061
   Withdrawals.............................  2,206   1,096  3,026    7,566   10,412      861    9,316      9,545    4,180
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
      Net (Decrease) Increase in Units.....   (191)    333   (225)  (6,227)   7,000   11,595   19,694     28,330   12,881
Outstanding Units, Beginning of Year.......  2,460   2,127  2,352   45,053   38,053   26,458   57,272     28,942   16,061
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Outstanding Units End of Year..............  2,269   2,460  2,127   38,826   45,053   38,053   76,966     57,272   28,942
                                            ======  ======  =====  =======  =======  =======  =======  =========  =======

                                               Strategic Income      Capital Opportunities           New Discovery
                                                Fund Division            Fund Division               Fund Division
                                            ---------------------  -------------------------  ---------------------------
                                             2003    2002    2001    2003     2002     2001     2003      2002     2001
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Net Increase (Decrease) in Units
   Deposits................................  2,759     974  2,259    5,150   29,978   36,771    8,422     78,968   44,008
   Withdrawals.............................  1,945   1,654     71   10,525   36,631   73,556   42,228    134,553    2,858
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
      Net Increase (Decrease) in Units.....    814    (680) 2,188   (5,375)  (6,653) (36,785) (33,806)   (55,585)  41,150
Outstanding Units, Beginning of Year.......  2,276   2,956    768   63,209   69,862  106,647   98,794    154,379  113,229
                                            ------  ------  -----  -------  -------  -------  -------  ---------  -------
Outstanding Units End of Year..............  3,090   2,276  2,956   57,834   63,209   69,862   64,988     98,794  154,379
                                            ======  ======  =====  =======  =======  =======  =======  =========  =======


                                                 Emerging Growth
                                                  Fund Division
                                            -------------------------
                                              2003     2002    2001
                                            --------  ------- -------
Net Increase (Decrease) in Units
   Deposits................................   10,482   48,142  39,025
   Withdrawals.............................   43,038   24,445  17,837
                                            --------  ------- -------
      Net (Decrease) Increase in Units.....  (32,556)  23,697  21,188
Outstanding Units, Beginning of Year.......  133,069  109,372  88,184
                                            --------  ------- -------
Outstanding Units End of Year..............  100,513  133,069 109,372
                                            ========  ======= =======

                                                    Research
                                                  Fund Division
                                            -------------------------
                                              2003     2002    2001
                                            --------  ------- -------
Net Increase (Decrease) in Units
   Deposits................................    8,712   33,953  34,672
   Withdrawals.............................   30,940   20,483  23,370
                                            --------  ------- -------
      Net (Decrease) Increase in Units.....  (22,228)  13,470  11,302
Outstanding Units, Beginning of Year.......  113,445   99,975  88,673
                                            --------  ------- -------
Outstanding Units End of Year..............   91,217  113,445  99,975
                                            ========  ======= =======

                                             Investors Growth Stock
                                                  Fund Division
                                            -------------------------
                                              2003     2002    2001
                                            --------  ------- -------
Net Increase (Decrease) in Units
   Deposits................................    7,679  102,631 141,695
   Withdrawals.............................  108,594   76,535   1,864
                                            --------  ------- -------
      Net Increase (Decrease) in Units..... (100,915)  26,096 139,831
Outstanding Units, Beginning of Year.......  187,639  161,543  21,712
                                            --------  ------- -------
Outstanding Units End of Year..............   86,724  187,639 161,543
                                            ========  ======= =======

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(continued)




                                                Global Equity         Mid Cap Growth        Value Fund
                                                Fund Division         Fund Division          Division
                                            --------------------- ---------------------- -----------------
                                             2003    2002   2001    2003    2002   2001   2003  2002  2001
                                            ------  ------ ------ -------  ------ ------ ------ ----- ----
Net Increase (Decrease) in Units
   Deposits................................  7,265  57,954 13,015   6,620  61,263 16,620 16,088 7,441  --
   Withdrawals.............................  7,413  15,441     13  21,850   5,326      5  5,854 4,369  --
                                            ------  ------ ------ -------  ------ ------ ------ -----  --  -   -   -
      Net (Decrease) Increase in Units.....   (148) 42,513 13,002 (15,230) 55,937 16,615 10,234 3,072  --
Outstanding Units, Beginning of Year....... 55,515  13,002     --  72,552  16,615     --  3,072    --  --
                                            ------  ------ ------ -------  ------ ------ ------ -----  --  -   -   -
Outstanding Units End of Year.............. 55,367  55,515 13,002  57,322  72,552 16,615 13,306 3,072  --
                                            ======  ====== ====== =======  ====== ====== ====== =====  ==  =   =   =

                          PARAGON SEPARATE ACCOUNT B



                            SCHEDULE OF INVESTMENTS



                               December 31, 2003



                                            Number of
                                             Shares   Market Value    Cost
                                            --------- ------------ ----------
   MFS Variable Insurance Trust:
      Bond Fund Division...................   27,117   $  330,553  $  305,702
      High Income Fund Division............   69,351      691,426     637,377
      Money Market Fund Division...........  113,415      113,415     113,415
      Emerging Growth Fund Division........  107,607    1,668,988   2,095,576
      Utilities Fund Division..............    1,533       24,451      23,749
      Investors Trust Fund Division........   40,191      656,727     677,740
      Total Return Fund Division...........   91,812    1,797,677   1,651,705
      Research Fund Division...............  110,259    1,471,955   1,783,628
      Strategic Income Fund Division.......    2,409       26,552      25,383
      Capital Opportunities Fund Division..   74,278      899,503   1,144,672
      New Discovery Fund Division..........   70,470      983,756   1,034,594
      Investors Growth Stock Fund Division.   85,208      742,158     838,286
      Global Equity Fund Division..........   53,078      576,422     468,742
      Mid Cap Growth Fund Division.........   63,048      389,638     418,096
      Value Fund Division..................   13,158      141,584     127,669



                See accompanying Independent Auditors' report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                     As of December 31, 2003    For the Year Ended December 31, 2003
                                   ---------------------------- -----------------------------------
                                    Total
                                    Units  Unit Fair             Investment     Expense     Total
                                    Held     Value   Net Assets Income Ratio*   Ratio**   Return***
                                   ------- --------- ---------- -------------   -------   ---------
MFS Variable Insurance Trust:
   Bond Fund Division.............  20,781  $15.90   $  330,338     5.75%        0.90%       8.53%
   High Income Fund Division......  46,243   14.93      690,443     4.38%        0.90%      17.01%
   Money Market Fund Division.....  88,071    1.29      113,337     0.61%        0.90%       0.00%
   Emerging Growth Fund Division.. 100,513   16.60    1,668,850     0.00%        0.90%      29.18%
   Utilities Fund Division........   2,269   24.08       54,626     2.73%        0.90%      34.83%
   Investors Trust Fund Division..  38,826   16.91      656,281     0.68%        0.90%      21.15%
   Total Return Fund Division.....  76,966   23.55    1,812,701     1.68%        0.90%      15.38%
   Research Fund Division.........  91,217   16.13    1,471,103     0.68%        0.90%      23.70%
   Strategic Income Fund Division.   3,090   13.47       41,627     5.61%        0.90%       9.51%
   Capital Opportunities Fund
     Division.....................  57,834   15.80      914,007     0.24%        0.90%      26.30%
   New Discovery Fund Division....  64,988   14.35      932,484     0.00%        0.90%      32.62%
   Investors Growth Stock Fund
     Division.....................  86,724    8.55      741,319     0.00%        0.90%      22.14%
   Global Equity Fund Division....  55,367   10.71      592,949     0.06%        0.90%      26.90%
   Mid Cap Growth Fund Division...  57,322    6.06      347,488     0.00%        0.90%      35.87%
   Value Fund Division............  13,306   10.63      141,494     0.15%        0.90%      23.89%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                     As of December 31, 2002    For the Year Ended December 31, 2002
                                   ---------------------------- ----------------------------------
                                    Total
                                    Units  Unit Fair             Investment     Expense     Total
                                    Held     Value   Net Assets Income Ratio*   Ratio**   Return***
                                   ------- --------- ---------- -------------   -------   ---------
MFS Variable Insurance Trust:
   Bond Fund Division.............  20,890  $14.65   $  306,131     0.98%        0.90%       7.88%
   High Income Fund Division...... 132,493   12.76    1,690,444     5.90%        0.90%       1.67%
   Money Market Fund Division..... 121,863    1.29      157,143     1.36%        0.90%       0.78%
   Emerging Growth Fund Division.. 133,069   12.85    1,710,163     0.00%        0.90%     (34.37)%
   Utilities Fund Division........   2,460   17.86       43,931     2.38%        0.90%     (23.45)%
   Investors Trust Fund Division..  45,053   13.95      628,454     0.53%        0.90%     (21.67)%
   Total Return Fund Division.....  57,272   20.41    1,168,893     2.19%        0.90%      (6.03)%
   Research Fund Division......... 113,445   13.04    1,478,905     0.27%        0.90%     (25.19)%
   Strategic Income Fund Division.   2,276   12.30       28,004     3.73%        0.90%       7.42%
   Capital Opportunities Fund
     Division.....................  63,209   12.51      790,473     0.05%        0.90%     (30.31)%
   New Discovery Fund Division....  98,794   10.82    1,068,622     0.00%        0.90%     (32.21)%
   Investors Growth Stock Fund
     Division..................... 187,639    7.00    1,314,222     0.00%        0.90%     (28.21)%
   Global Equity Fund Division....  55,515    8.44      468,792     0.97%        0.90%     (12.72)%
   Mid Cap Growth Fund Division...  72,552    4.46      323,538     0.00%        0.90%     (43.69)%
   Value Fund Division............   3,072    8.58       25,916     0.00%        0.90%     (16.37)%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                       As of December 31, 2001    For the Year Ended December 31, 2001
                                     ---------------------------- ----------------------------------
                                      Total
                                      Units  Unit Fair             Investment     Expense     Total
                                      Held     Value   Net Assets Income Ratio*   Ratio**   Return***
                                     ------- --------- ---------- -------------   -------   ---------
MFS Variable Insurance Trust:
   Bond Fund Division...............     100  $13.58   $    1,361      6.43%       0.90%       7.78%
   High Income Fund Division........  17,188   12.55      215,737      8.09%       0.90%       1.13%
   Money Market Fund Division....... 352,135    1.28      452,234      3.55%       0.90%       2.40%
   Emerging Growth Fund Division.... 109,372   19.58    2,141,143      0.00%       0.90%     (34.07)%
   Utilities Fund Division..........   2,127   23.33       49,630     10.21%       0.90%     (24.89)%
   Investors Trust Fund Division....  38,053   17.81      677,656      0.70%       0.90%     (16.70)%
   Total Return Fund Division.......  28,942   21.72      628,513      3.26%       0.90%      (0.64)%
   Research Fund Division...........  99,975   17.43    1,742,636      1.23%       0.90%     (21.94)%
   Global Governments Fund Division.   2,956   11.45       33,854      4.33%       0.90%       3.81%
   Capital Opportunities Fund
     Division.......................  69,862   17.95    1,253,825      6.59%       0.90%     (24.17)%
   New Discovery Fund Division...... 154,379   15.96    2,464,440      3.23%       0.90%      (5.90)%
   Emerging Market Fund Division....    0.00    0.00         0.00      0.00%       0.00%       0.00%
   Investors Growth Stock Fund
     Division....................... 161,543    9.75    1,575,422      0.27%       0.90%     (24.83)%
   Global Equity Fund Division......  13,002    9.67      126,035      0.37%       0.90%       8.53%
   Mid Cap Growth Fund Division.....  16,615    7.92      131,622      0.00%       0.90%      29.20%

--------

* These amounts represent the dividends, excluding distributions of capital gains received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

            Underlying Funds Through:

            Fidelity Variable Insurance Products Fund
            MFS Variable Insurance Trust
            Putnam Variable Trust
            Scudder Variable Series I
            T. Rowe Price Equity Series, Inc.
            T. Rowe Price Fixed Income Series, Inc.
            Metropolitan Series Fund, Inc.

[LOGO]
Paragon Life
A MetLife(R) Company
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


                                                                   50451
                       Prospectus dated May 1, 2004                  Com

General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and Registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.



                  The date of this Prospectus is May 1, 2004.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                  May 1, 2004

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the General Account and Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.


A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                   Fidelity Variable Insurance Products Fund
                               Growth Portfolio
                            Equity-Income Portfolio
                              Index 500 Portfolio
                             Contrafund Portfolio

                         MFS Variable Insurance Trust
                          MFS Emerging Growth Series
                           MFS Global Equity Series

                             Putnam Variable Trust
                           Putnam VT High Yield Fund
                       Putnam VT New Opportunities Fund
                             Putnam VT Income Fund
                            Putnam VT Voyager Fund
                           Putnam VT New Value Fund

                           Scudder Variable Series I
                          SVSI Money Market Portfolio
                         SVSI International Portfolio

                       T. Rowe Price Equity Series, Inc.
                         New America Growth Portfolio
                     Personal Strategy Balanced Portfolio

                    T. Rowe Price Fixed Income Series, Inc.
                          Limited-Term Bond Portfolio

                        Metropolitan Series Fund, Inc.
                        Russell 2000(R) Index Portfolio


                  The date of this Prospectus is May 1, 2004

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    9
  Issuing the Policy....................................................   14
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   18
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account...................................   19
     The Company
     The General Account
  The Separate Account and the Funds....................................   20
     The Separate Account
     The Funds
  Policy Values.........................................................   24
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   26
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   33
     Lapse
     Reinstatement
  Charges and Deductions................................................   34
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses

   Federal Tax Matters................................................... 38
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 41
   Distribution of the Policies.......................................... 42
   General Provisions of the Group Contract.............................. 43
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   State Variations...................................................... 44
   Legal Proceedings..................................................... 44
   Financial Statements.................................................. 44
   Glossary.............................................................. 45
   Statement of Additional Information Table of Contents................. 47

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirement.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


Accelerated Death Benefit Settlement Option Rider: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

General Account: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.



If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.



Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. Your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).


                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. It it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

Risk of Frequent Transfers:



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that may involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.


Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.


                                       Transaction Fees
-----------------------------------------------------------------------------------------------
                                                                Amount Deducted/(1)/
-----------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge             When Charge is Deducted        Charge           Current Charge
-----------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each
                                 premium payment
For Policies issued under                             100% Of each premium   100% (0.75% for
Group Contracts                                             payment        Executive Programs)
                                                                             Of each premium
                                                                                 payment

Only for Policies treated as                          200% Of each premium   200% (1.75% for
individual contracts under                                  payment        Executive Programs)
Omnibus Budget                                                               Of each premium
Reconciliation Act of 1990                                                       payment
-----------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of each
                                 premium payment

For Policies not issued under                            2.00% Of each        2.00% Of each
Executive Programs                                      premium payment      premium payment

Only for Policies issued                                 2.25% Of each        2.25% Of each
under Executive Programs                                premium payment      premium payment
-----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial     The lesser of $25 or The lesser of $25 or
                               withdrawal from the      2% of the amount     2% of the amount
                                      Policy               withdrawn            withdrawn
-----------------------------------------------------------------------------------------------
Transfer Charge                  Upon transfer in       $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
-----------------------------------------------------------------------------------------------
Accelerated Death Benefit         At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                        Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------
                                                                       Amount Deducted
-----------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge             Current Charge
-----------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/     On the Investment
per $1000 of net amount at       Start Date and each
risk                               succeeding each
..Minimum/(2)/ and                Monthly Anniversary            $0.163                 $0.032
..Maximum/(3)/ Charges                                           $31.307                $18.238

..Charge for an insured,           On the Investment             $0.449                 $0.117
  attained age 45, in an         Start Date and each
  Executive Program with           succeeding each
  250 participants rate class    Monthly Anniversary
-----------------------------------------------------------------------------------------------------
Administrative Charge/(4)/        On the Investment       $6 per month during    (i) Fewer than 1000
                                Start Date and on each   the first Policy Year  employees, $3.50 per
                                  succeeding Monthly    and $3.50 per month in          month
                                     Anniversary             renewal years      (ii) 1000+ employees,
                                                                                   $2.00 per month
-----------------------------------------------------------------------------------------------------
Mortality and Expense Risk              Daily           0.90% (annually) of the 0.75% annually of the
Charge                                                    net assets of each     net assets of each
                                                            Division of the        Division of the
                                                           Separate Account       Separate Account
-----------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                   0.75%
                                     Anniversary
-----------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $550,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in an Executive Program with 250 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained age 94, Unismoker in an Executive Program with 250 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
-------------------------------------------------------------------------------------------------------
Waiver of Monthly               On rider start date and
Deductions Rider (per $1.00         on each Monthly
of waived deduction)                  Anniversary
..Minimum/(2)/ and                                               $0.0061                 $0.0061
  Maximum/(7)/ Charges                                          $0.2057                 $0.2057
..Charge for an Insured,                                         $0.0655                 $0.0655
  attained age 45, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Children's Life Insurance       On rider start date and          $0.16                   $0.16
Rider per $1000 of coverage         on each Monthly
..Minimum and Maximum                  Anniversary
  Charges for all Children
-------------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider   On rider start date and
per $1000 of coverage               on each Monthly
..Minimum/(2)/ and                     Anniversary               $0.148                  $0.0388
  Maximum/(8)/ Charges                                          $5.163                  $3.539
..Charge for a spouse,                                           $0.450                  $0.185
  attained age 45, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                 N/A           (See "Accelerated Death (See "Accelerated Death
Settlement Option Rider                                 Benefit Administrative  Benefit Administrative
                                                        Charge" in Transaction  Charge" in Transaction
                                                          Fees table above.)      Fees table above.)

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
    Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $550,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount). The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 250 participants rate class.

/(8)/This maximum charge is based on an insured with the following characteristics: Attained age 74, Unismoker in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that
      are deducted from Fund assets, including management
      fees, distribution (12b-1) fees, and other expenses)   0.34%   1.94%
    -----------------------------------------------------------------------
    Total Net Annual Fund Operating Expenses/(2)/ (expenses
      that are deducted from Fund assets, including
      management fees, distribution (12b-1) fees, and other
      expenses--after contractual reimbursement of expenses
      and waiver of fees)                                    0.34%   1.15%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.



/(2)/The range of Total Net Annual Fund Operating Expenses takes into account contractual arrangements that require a Fund portfolio's investment adviser to reimburse fees or waive expenses for one Fund portfolio until April 30, 2005 or such date as all expenses previously borne by the investment adviser under agreement have been paid by the Series.

The following table shows the fees and expenses (in some cases before and after contractual fee waiver or expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.



-----------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                      Total
                                                            Gross                    Annual
                                                            Total     Amount of     Expenses
                                 Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                                Fees    Fees  Expenses Expenses Reimbursement arrangements)
-----------------------------------------------------------------------------------------------
Fidelity Variable Insurance
  Products Fund/(3)/
 Growth Portfolio                  0.58%    0.00%  0.09%    0.67%       0.00%          N/A
 Equity-Income Portfolio           0.48%    0.00%  0.09%    0.57%       0.00%          N/A
 Index 500 Portfolio               0.24%    0.00%  0.10%    0.34%       0.00%          N/A
 Contrafund Portfolio              0.58%    0.00%  0.09%    0.67%       0.00%          N/A
-----------------------------------------------------------------------------------------------
MFS Variable Insurance Trust
 Emerging Growth Series/(3)/       0.75%    0.00%  0.12%    0.87%       0.00%          N/A
 Global Equity Series/(2)/         1.00%    0.00%  0.94%    1.94%      (0.79%)        1.15%
-----------------------------------------------------------------------------------------------
Putnam Variable Insurance Trust
 Putnam VT High Yield Fund         0.67%    0.00%  0.11%    0.78%       0.00%          N/A
 Putnam VT New Opportunities
   Fund                            0.59%    0.00%  0.08%    0.67%       0.00%          N/A
 Putnam VT Income Fund             0.59%    0.00%  0.09%    0.68%       0.00%          N/A
 Putnam VT Voyager Fund            0.55%    0.00%  0.07%    0.62%       0.00%          N/A
 Putnam VT New Value Fund          0.70%    0.00%  0.09%    0.79%       0.00%          N/A
-----------------------------------------------------------------------------------------------
Scudder Variable Series I
 SVSI Money Market Portfolio       0.37%    0.00%  0.11%    0.48%       0.00%          N/A
 SVSI International Portfolio      0.88%    0.00%  0.17%    1.05%       0.00%          N/A
-----------------------------------------------------------------------------------------------
T. Rowe Price Equity Series,
  Inc./(1)/
 New America Growth Portfolio               0.00%           0.85%       0.00%          N/A
 Personal Strategy Balanced
   Portfolio                                0.00%           0.90%       0.00%          N/A
-----------------------------------------------------------------------------------------------
T. Rowe Price Income Series,
  Inc./(1)/
 Limited-Term Bond Portfolio                0.00%           0.70%       0.00%          N/A
-----------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.
 Russell 2000(R) Index Portfolio   0.25%    0.00%  0.22%    0.47%       0.00%          N/A
-----------------------------------------------------------------------------------------------

--------



/(1)/T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operation expenses.


/(2)/MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed 0.15% annually. This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series. These reimbursement agreements will terminate on the earlier of April 30, 2005 or such date as all expenses previously borne by MFS under agreement have been paid by the series.

/(3)/For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2003. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:



------------------------------------------------------------------------------------
                                                                              Net
                                                                Amount of    Total
                                          Management  Other     Waiver or    Annual
Fund                                         Fees    Expenses Reimbursement Expenses
------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
  Growth Portfolio/****/                    0.58%     0.09%      (0.03%)     0.64%
  Equity-Income Portfolio/**/               0.48%     0.09%      (0.01%)     0.56%
  Index 500 Portfolio/(*)(***)/             0.24%     0.10%      (0.06%)     0.28%
  Contrafund Portfolio/**/                  0.58%     0.09%      (0.02%)     0.65%
------------------------------------------------------------------------------------
MFS Variable Insurance Trust
  Emerging Growth Series/*****/             0.75%     0.12%      (0.01%)     0.86%
------------------------------------------------------------------------------------

       -

     /*/ The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time.



     /**/ A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.



     /***/ Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.



     /****/A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. These offsets may be discontinued at any time.



    /*****/Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.








ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue

Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.").


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;


  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights


The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination.

Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The General Account

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

At Policy issue, we will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. We may, at our discretion, limit an Owner's ability to allocate Net Premiums or to transfer Cash Value to the General Account under certain Policies.

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


------------------------------------------------------------------------------------------------------
      Portfolio        Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
Fidelity Growth        Fidelity           The Portfolio seeks to achieve capital appreciation.
Portfolio              Management &
                       Research Company.
------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fidelity           The Portfolio seeks reasonable income. The Portfolio will
Portfolio              Management &       also consider the potential for capital appreciation. The
                       Research Company.  fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard
                                          & Poor's 500 Index (S&P 500), yield on the securities
                                          comprising the S&P 500
------------------------------------------------------------------------------------------------------
Fidelity Index 500     Fidelity           The Portfolio seeks reasonable income. The Portfolio will
Portfolio              Management &       also consider the potential for capital appreciation. The
                       Research Company.  fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard
                                          & Poor's 500 Index (S&P 500).
------------------------------------------------------------------------------------------------------
Fidelity Contrafund    Fidelity           The Portfolio seeks long-term capital appreciation.
Portfolio              Management &
                       Research Company.
------------------------------------------------------------------------------------------------------
MFS Emerging Growth    Massachusetts      The Series' investment objective is long-term growth of
Series                 Financial Services capital. The Series invests, under normal market
                       Company.           conditions, at least 65% of its net assets in common
                                          stocks and related securities, such as preferred stocks,
                                          convertible securities and depositary receipts for those
                                          securities, of emerging growth companies.
------------------------------------------------------------------------------------------------------
MFS Global Equity      Massachusetts      The series' Investment objective is capital appreciation.
Series                 Financial Services The series invests, under normal market conditions, at
                       Company            least 65% of its net assets in common stocks and related
                                          securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of U.S. and
                                          foreign (including emerging market) issuers.
------------------------------------------------------------------------------------------------------
Putnam VT High Yield   Putnam Investment  Seeks high current income. Capital growth is a secondary
Fund                   Management, Inc.   goal when consistent with achieving high current income.
                                          The fund pursues its goal by investing mainly in bonds
                                          that (a) are obligations of U.S. companies, (b) are below
                                          investment-grade in quality (junk bonds) and (c) have
                                          intermediate to long-term maturities (three years or
                                          longer). Under normal circumstances, the fund invests at
                                          least 80% of its net assets in securities rated below
                                          investment grade.
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      Portfolio        Investment Manager                     Investment Objective
-------------------------------------------------------------------------------------------------------
Putnam VT New          Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
Opportunities Fund     Management, Inc.   goal by investing mainly in common stocks of U.S.
                                          companies with a focus on growth stocks in sectors of the
                                          economy that Putnam Management believes have high
                                          growth potential.
-------------------------------------------------------------------------------------------------------
Putnam VT Income       Putnam Investment  Seeks high current income consistent with what Putnam
Fund                   Management, Inc.   Management believes to be prudent risk. The fund
                                          pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide
                                          denominated in U.S. dollars, (b) are either investment-
                                          grade or below investment-grade (junk bonds) and (c)
                                          have intermediate to long-term maturities (three years or
                                          longer).
-------------------------------------------------------------------------------------------------------
Putnam VT Voyager      Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
Fund                   Management, Inc.   investing mainly in common stocks of U.S. companies
                                          with a focus on growth stocks.
-------------------------------------------------------------------------------------------------------
Putnam VT New Value    Putnam Investment  Seeks long-term capital appreciation. The fund seeks its
Fund                   Management, Inc.   goal by investing mainly in common stocks of U.S.
                                          companies with a focus on value stocks.
-------------------------------------------------------------------------------------------------------
SVSI Money Market      Deutsche           The Money Market Portfolio seeks to maintain the stability
Portfolio              Investment         of capital and, consistent therewith, to maintain the
                       Management         liquidity of capital and to provide current income. It does
                       Americas Inc       this by investing exclusively in high quality short-term
                                          securities. The Portfolio seeks to maintain a net asset value of $1.00 per share.

                                          Unless otherwise indicated, the Portfolio's investment
                                          objective and policies may be changed without a vote of
                                          Shareholders.
-------------------------------------------------------------------------------------------------------
SVSI International     Deutsche           The International Portfolio seeks long-term growth of
Portfolio              Investment         capital primarily through diversified holdings of
                       Management         marketable foreign equity investments. The Portfolio
                       Americas Inc       invests primarily in common stocks of established
                                          companies, listed on foreign exchange, which the
                                          Portfolio management team believes have favorable
                                          characteristics. The Portfolio will invest in at least three different countries excluding the United States.

                                          Unless otherwise indicated, the Portfolio's investment
                                          objective and policies may be changed without a vote of
                                          Shareholders.
-------------------------------------------------------------------------------------------------------
T. Rowe Price New      T. Rowe Price      The Fund seeks to provide long-term growth of capital by
America Growth         Associates, Inc.   investing primarily in the common stocks of companies
Portfolio                                 operating in sectors T. Rowe Price believes will be the
                                          fastest growing in the United States.
-------------------------------------------------------------------------------------------------------
T. Rowe Price Personal T. Rowe Price      The Fund seeks the highest total return over time
Strategy Balanced      Associates, Inc.   consistent with an emphasis on both capital appreciation
Portfolio                                 and income.
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
       Portfolio        Investment Manager                     Investment Objective
------------------------------------------------------------------------------------------------------
T. Rowe Price Limited-  T. Rowe Price       The Fund seeks to provide a high level of current income
Term Bond Portfolio     Associates, Inc.    consistent with moderate fluctuations in share price. The
                                            Fund invests primarily in short-term and intermediate-
                                            term bonds. There is no maturity limitations on individual securities purchased, but the Fund's Dollar-weighted
                                            average effective maturity will not exceed five years.
------------------------------------------------------------------------------------------------------
Metropolitan Russell    MetLife Advisers,   The portfolio's objective is to equal the return of the
2000(R) Index Portfolio LLC,; Metropolitan  Russell 2000 Index. The Portfolio will normally invest
                        Life Insurance      most of its assets in common stocks included in the
                        Company is the sub- Russell 2000 Index.
                        advisor.
------------------------------------------------------------------------------------------------------

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.



Agreements. An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.





Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
  .   interest at the rate of 4% per year; plus
  . any excess interest which Paragon credits and any amounts transferred into the General Account; less
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  . units purchased via transfers from another Division, the General Account, or the Loan Account; minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;



  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;



  .   charging a transfer or collecting a Fund redemption fee;



  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or



  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.




Transfers from the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

After the first Policy Year, an Owner may withdraw or transfer a portion of Cash Value from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account, if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% (0.75% for Executive Programs) of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs. The 2.00% or 2.25% charge, as applicable, may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.
  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . Spouse's Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.



In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


Non-U.S. Persons - U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider

  .   Children's Life Insurance Rider

  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The maximum commissions payable to a broker-dealer are one of the following options:


                        -------------------------------
                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        a
                        -------------------------------


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.


A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

GLOSSARY
================================================================================

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectuses for Fidelity Variable Insurance Products Fund, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Series I, T. Rowe Price Equity Series, Inc.,
T. Rowe Price Fixed Income Series, Inc., and Metropolitan Series Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                   Fidelity Variable Insurance Products Fund
                         MFS Variable Insurance Trust
                             Putnam Variable Trust
                           Scudder Variable Series I
                       T. Rowe Price Equity Series, Inc.
                    T. Rowe Price Fixed Income Series, Inc.
                        Metropolitan Series Fund, Inc.

[LOGO]
Paragon Life
A MetLife(R) Company
                                                            Multi Com SAI 60451

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


   Additional Policy Information....................................     3
      The Policy
      Claims of Creditors
      Incontestability
      Misstatement of Age
      Suicide Exclusion
      Assignment
      Beneficiary
      Changing Owner or Beneficiary
      Changing Death Benefit Options
      Determination of Cash Value in Each Separate Account Division
      Payment of Proceeds
      Delays in Payments We Make
      Cost of Insurance
   Additional Benefits and Riders...................................     7
      Waiver of Monthly Deductions Rider
      Children's Life Insurance Rider
      Spouse's Life Insurance Rider
      Accelerated Death Benefit Settlement Option Rider
   Distribution of the Policies.....................................     8
   More Information About the Company...............................     9
      The Company
      Ratings
   Other Information................................................     9
      Potential Conflicts of Interest
      Safekeeping of Separate Account Assets
      Records and Reports
      Legal Matters
      Experts
      Advertisements
      Additional Information
      Financial Statements
   APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE..............   A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   The Company may defer payments on any amount from the General Account for not more than six months.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


   Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================




   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



   General American Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.



   Sales compensation was paid to selling firms with respect to the Policies in the following amounts during the periods indicated:



             Fiscal Aggregate Amount of     Aggregate Amount of
              year   Commissions Paid   Commissions Retained by GAD
             ------------------------------------------------------
              2003.       $19,374                   $0
             ------------------------------------------------------
              2002.       $10,609                   $0
             ------------------------------------------------------
              2001.       $14,977                   $0




   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as
A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at Once City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the

NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT



Board of Directors


Paragon Life Insurance Company and


  Policyholders of Separate Account B's Multimanager Divisions:



   We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, Putnam New Value, T.R Price I New America Growth, T.R. Price II Limited-Term Bond, T.R Price I Personal Strategy Balanced, MFS Emerging Growth, MFS Global Equity and Metropolitan Series Russell 2000 Fund Divisions (the "Funds") of Paragon Separate Account B as of December 31, 2003, the related statements of operations, changes in net assets and the financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account B as of December 31, 2003, the results of their operations, changes in their net assets and the financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  DELOITTE & TOUCHE LLP



St. Louis, Missouri


April 15, 2004

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENT OF ASSETS AND LIABILITIES



                               December 31, 2003



                                             Scudder       Scudder      Fidelity      Fidelity      Fidelity      Fidelity
                                          Money Market  International Equity Income    Growth       Index 500    Contrafund
                                          Fund Division Fund Division Fund Division Fund Division Fund Division Fund Division
                                          ------------- ------------- ------------- ------------- ------------- -------------
                                              2003          2003          2003          2003          2003          2003
                                          ------------- ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........  $3,481,484     3,553,019    10,069,616     9,676,920    19,104,335    13,270,070
   Receivable from (Payable to) Paragon
    Life Insurance Company...............      75,505         1,928       (26,030)      (25,967)       23,536         8,887
                                           ----------     ---------    ----------    ----------    ----------    ----------
      Total Net Assets...................  $3,556,989     3,554,947    10,043,586     9,650,953    19,127,871    13,278,957
                                           ==========     =========    ==========    ==========    ==========    ==========
Net Assets, representing:
   Equity of Contract Owners.............  $3,556,994     3,554,953    10,043,619     9,650,967    19,127,888    13,278,969
   Equity of Paragon Life Insurance
    Company..............................          (5)           (6)          (33)          (14)          (17)          (12)
                                           ----------     ---------    ----------    ----------    ----------    ----------
                                           $3,556,989     3,554,947    10,043,586     9,650,953    19,127,871    13,278,957
                                           ==========     =========    ==========    ==========    ==========    ==========
Total Units Held.........................   2,882,475       256,466       328,980       209,968       143,035       454,172
Unit Value...............................  $     1.23         13.86         30.53         45.96        133.73         29.24
Cost of Investments......................  $3,481,484     4,372,062     9,098,636    10,281,014    18,468,189    12,051,580

                                                                      T.R. Price I  T.R. Price II T.R. Price I
                                           Putnam New      Putnam      New America    Limited-      Personal    MFS Emerging
                                          Opportunities   New Value      Growth       Term Bond    Strat. Bal.     Growth
                                          Fund Division Fund Division Fund Division Fund Division Fund Division Fund Division
                                          ------------- ------------- ------------- ------------- ------------- -------------
                                              2003          2003          2003          2003          2003          2003
                                          ------------- ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........  $4,018,746       398,417     3,578,957     4,270,466     6,880,809     5,506,621
   (Payable to) Receivable from Paragon
    Life Insurance Company...............      (1,218)        1,305        (1,367)        4,093         2,512        (1,423)
                                           ----------     ---------    ----------    ----------    ----------    ----------
      Total Net Assets...................  $4,017,528       399,722     3,577,590     4,274,559     6,883,321     5,505,198
                                           ==========     =========    ==========    ==========    ==========    ==========
Net Assets, representing:
   Equity of Contract Owners.............  $4,017,531       399,735     3,577,598     4,274,603     6,883,357     5,505,201
   Equity of Paragon Life Insurance
    Company..............................          (3)          (13)           (8)          (44)          (36)           (3)
                                           ----------     ---------    ----------    ----------    ----------    ----------
                                           $4,017,528       399,722     3,577,590     4,274,559     6,883,321     5,505,198
                                           ==========     =========    ==========    ==========    ==========    ==========
Total Units Held.........................     197,788        27,747       172,701       634,640       313,884       331,525
Unit Value...............................  $    20.31         14.41         20.72          6.74         21.93         16.61
Cost of Investments......................  $4,991,018       327,516     3,720,265     4,245,820     6,186,796     6,529,570


                                             Putnam        Putnam        Putnam
                                           High Yield      Voyager       Income
                                          Fund Division Fund Division Fund Division
                                          ------------- ------------- -------------
                                              2003          2003          2003
                                          ------------- ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........   1,846,637     3,685,375     4,999,560
   Receivable from (Payable to) Paragon
    Life Insurance Company...............       1,418         1,329          (275)
                                            ---------     ---------     ---------
      Total Net Assets...................   1,848,055     3,686,704     4,999,285
                                            =========     =========     =========
Net Assets, representing:
   Equity of Contract Owners.............   1,848,071     3,686,707     4,999,302
   Equity of Paragon Life Insurance
    Company..............................         (16)           (3)          (17)
                                            ---------     ---------     ---------
                                            1,848,055     3,686,704     4,999,285
                                            =========     =========     =========
Total Units Held.........................     112,078        80,386       267,058
Unit Value...............................       16.49         45.86         18.72
Cost of Investments......................   1,851,216     4,417,277     4,902,141

                                                        Metropolitan
                                           MFS Global      Series
                                             Equity     Russell 2000
                                          Fund Division Fund Division
                                          ------------- -------------
                                              2003          2003
                                          ------------- -------------
Net Assets:
   Investments at Market Value
    (See Schedule of Investments)........     231,393     1,287,508
   (Payable to) Receivable from Paragon
    Life Insurance Company...............       2,249         9,119
                                            ---------     ---------
      Total Net Assets...................     233,642     1,296,627
                                            =========     =========
Net Assets, representing:
   Equity of Contract Owners.............     233,655     1,296,631
   Equity of Paragon Life Insurance
    Company..............................         (13)           (4)
                                            ---------     ---------
                                              233,642     1,296,627
                                            =========     =========
Total Units Held.........................      21,785       108,958
Unit Value...............................       10.73         11.90
Cost of Investments......................     192,259     1,002,941



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                           STATEMENTS OF OPERATIONS



For the Years Ended December 31, 2003, 2002 and 2001 except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                    (inception) through December 31, 2002.



                                                         Scudder Money Market                Scudder International
                                                            Fund Division                        Fund Division
                                                 -----------------------------------  ----------------------------------
                                                     2003        2002        2001        2003        2002        2001
                                                 -----------  ----------  ----------  ----------  ----------  ----------
Investment Income:
   Dividend Income.............................. $    24,235      28,585      37,886      21,438      21,339      10,925
Expenses:
   Mortality and Expense Charge.................      22,862      14,525       8,130      21,319      18,990      20,090
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Investment Income (Expense)............       1,373      14,060      29,756         119       2,349      (9,165)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.............          --          --          --          --          --     512,126
   Proceeds from Sales..........................   1,358,230   1,090,872     217,033     541,267     409,495     355,878
   Cost of Investments Sold.....................   1,358,230   1,090,872     217,033     857,327     710,948     504,085
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Realized (Loss) Gain on
      Investments...............................          --          --          --    (316,060)   (301,453)    363,919
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.....          --          --          --  (1,865,961) (1,623,543)   (247,746)
   Unrealized (Loss) Gain End of Year...........          --          --          --    (819,043) (1,865,961) (1,623,543)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments....          --          --          --   1,046,918    (242,418) (1,375,797)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Gain (Loss) on Investments.............          --          --          --     730,858    (543,871) (1,011,878)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... $     1,373      14,060      29,756     730,977    (541,522) (1,021,043)
                                                 ===========  ==========  ==========  ==========  ==========  ==========

                                                          Fidelity Index 500                  Fidelity Contrafund
                                                            Fund Division                        Fund Division
                                                 -----------------------------------  ----------------------------------
                                                     2003        2002        2001        2003        2001        2001
                                                 -----------  ----------  ----------  ----------  ----------  ----------
Investment Income:
   Dividend Income.............................. $   206,712     145,331     118,606      44,414      64,354      52,951
Expenses:
   Mortality and Expense Charge.................     114,700      92,246      82,423      79,882      63,606      53,412
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Investment Income (Expense)............      92,012      53,085      36,183     (35,468)        748        (461)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.............          --          --          --          --          --     186,885
   Proceeds from Sales..........................   2,277,427   2,125,703   1,393,267   1,741,908   1,209,123     859,411
   Cost of Investments Sold.....................   2,633,627   2,542,094   1,452,391   1,881,169   1,402,173     979,799
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Realized (Loss) Gain on
      Investments...............................    (356,200)   (416,391)    (59,124)   (139,261)   (193,050)     66,497
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.....  (3,501,619)   (661,068)    725,105  (1,708,602)   (983,762)     47,586
   Unrealized Gain (Loss) End of Year...........     636,146  (3,501,619)   (661,068)  1,218,490  (1,708,602)   (983,762)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments....   4,137,765  (2,840,551) (1,386,173)  2,927,092    (724,840) (1,031,348)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
     Net Gain (Loss) on Investments.............   3,781,565  (3,256,942) (1,445,297)  2,787,831    (917,890)   (964,851)
                                                 -----------  ----------  ----------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... $ 3,873,577  (3,203,857) (1,409,114)  2,752,363    (917,142)   (965,312)
                                                 ===========  ==========  ==========  ==========  ==========  ==========


                                                      Fidelity Equity Income                 Fidelity Growth
                                                           Fund Division                      Fund Division
                                                 --------------------------------  ----------------------------------
                                                    2003        2002       2001       2003        2002        2001
                                                 ----------  ----------  --------  ----------  ----------  ----------
Investment Income:
   Dividend Income..............................    118,723      91,342    57,453      18,746      14,537     400,854
Expenses:
   Mortality and Expense Charge.................     56,864      42,170    28,970      57,329      47,803      45,469
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Investment Income (Expense)............     61,859      49,172    28,483     (38,583)    (33,266)    355,385
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.............         --     107,717   161,415          --          --       4,264
   Proceeds from Sales..........................  1,114,779   1,091,041   365,722   1,559,787   1,257,242     920,711
   Cost of Investments Sold.....................  1,242,550   1,272,798   379,874   2,055,233   1,784,273   1,122,858
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Realized (Loss) Gain on
      Investments...............................   (127,771)    (74,040)  147,263    (495,446)   (527,031)   (197,883)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year..... (1,230,789)   (142,805)  206,212  (3,314,389) (1,519,400)   (223,541)
   Unrealized (Loss) Gain End of Year...........    970,980  (1,230,789) (142,805)   (604,094) (3,314,389) (1,519,400)
                                                 ----------  ----------  --------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments....  2,201,769  (1,087,984) (349,017)  2,710,295  (1,794,989) (1,295,859)
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Gain (Loss) on Investments.............  2,073,998  (1,162,024) (201,754)  2,214,849  (2,322,020) (1,493,742)
                                                 ----------  ----------  --------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting from
 Operations.....................................  2,135,857  (1,112,852) (173,271)  2,176,266  (2,355,286) (1,138,357)
                                                 ==========  ==========  ========  ==========  ==========  ==========

                                                         Putnam High Yield                   Putnam Voyager
                                                           Fund Division                      Fund Division
                                                 --------------------------------  ----------------------------------
                                                    2003        2002       2001       2003        2002        2001
                                                 ----------  ----------  --------  ----------  ----------  ----------
Investment Income:
   Dividend Income..............................    143,386     124,929    99,691      19,578      23,039      32,517
Expenses:
   Mortality and Expense Charge.................     11,350       7,810     5,743      23,680      21,221      19,535
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Investment Income (Expense)............    132,036     117,119    93,948      (4,102)      1,818      12,982
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions.............         --          --        --          --          --     537,537
   Proceeds from Sales..........................    410,712     214,489   141,591     763,985     534,760     268,216
   Cost of Investments Sold.....................    459,787     276,058   174,616   1,093,861     841,437     365,732
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Realized (Loss) Gain on
      Investments...............................    (49,075)    (61,569)  (33,025)   (329,876)   (306,677)    440,021
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.....   (264,111)   (195,486) (157,478) (1,757,249) (1,169,823)    (54,543)
   Unrealized Gain (Loss) End of Year...........     (4,579)   (264,111) (195,486)   (731,902) (1,757,249) (1,169,823)
                                                 ----------  ----------  --------  ----------  ----------  ----------
   Net Unrealized Gain (Loss) on Investments....    259,532     (68,625)  (38,008)  1,025,347    (587,426) (1,115,280)
                                                 ----------  ----------  --------  ----------  ----------  ----------
     Net Gain (Loss) on Investments.............    210,457    (130,194)  (71,033)    695,471    (894,103)   (675,259)
                                                 ----------  ----------  --------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting from
 Operations.....................................    342,493     (13,075)   22,915     691,369    (892,285)   (662,277)
                                                 ==========  ==========  ========  ==========  ==========  ==========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                     STATEMENTS OF OPERATIONS--(Continued)



For the Years Ended December 31, 2003, 2002 and 2001 except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                    (inception) through December 31, 2002.



                                                        Putnam                            Putnam
                                                        Income                       New Opportunities
                                                     Fund Division                     Fund Division
                                            ------------------------------  ----------------------------------
                                               2003       2002      2001       2003        2002        2001
                                            ----------  --------  --------  ----------  ----------  ----------
Investment Income:
  Dividend Income.......................... $  203,793   136,461   116,493          --          --          --
Expenses:
  Mortality and Expense Charge.............     34,111    22,385    13,882      25,229      21,529      22,449
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Investment Income (Expense).......    169,682   114,076   102,611     (25,229)    (21,529)    (22,449)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.........         --        --        --          --          --     533,330
  Proceeds from Sales......................  1,071,311   558,363   116,761     752,453     510,915     516,708
  Cost of Investments Sold.................  1,057,753   554,665   118,216   1,153,922     897,153     722,032
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Realized Gain (Loss) on
      Investments..........................     13,558     3,698    (1,455)   (401,469)   (386,238)    328,006
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of
   Year....................................    109,580     9,769    (3,846) (2,331,769) (1,665,546)   (272,097)
  Unrealized Gain (Loss) End of Year.......     97,419   109,580     9,769    (972,272) (2,331,769) (1,665,546)
                                            ----------  --------  --------  ----------  ----------  ----------
  Net Unrealized (Loss) Gain on
   Investments.............................    (12,161)   99,811    13,615   1,359,497    (666,223) (1,393,449)
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Gain (Loss) on Investments........      1,397   103,509    12,160     958,028  (1,052,461) (1,065,443)
                                            ----------  --------  --------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting
 from Operations........................... $  171,079   217,585   114,771     932,799  (1,073,990) (1,087,892)
                                            ==========  ========  ========  ==========  ==========  ==========

                                                     T.R. Price I                           MFS
                                                 Personal Strat. Bal.                 Emerging Growth
                                                     Fund Division                     Fund Division
                                            ------------------------------  ----------------------------------
                                               2003       2002      2001       2003        2002        2001
                                            ----------  --------  --------  ----------  ----------  ----------
Investment Income:
  Dividend Income.......................... $  127,897   103,655    82,821          --          --          --
Expenses:
  Mortality and Expense Charge.............     40,584    29,066    19,543      35,211      31,498      35,205
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Investment Income (Expense).......     87,313    74,589    63,278     (35,211)    (31,498)    (35,205)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.........         --        --        --          --          --     307,206
  Proceeds from Sales......................  1,446,915   624,079   323,589   1,078,048     743,571     630,582
  Cost of Investments Sold.................  1,506,238   685,588   344,054   1,520,846   1,146,046     763,591
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Realized (Loss) Gain on
      Investments..........................    (59,323)  (61,509)  (20,465)   (442,798)   (402,475)    174,197
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of
   Year....................................   (500,604) (142,588)  (43,803) (2,712,827) (1,345,633)    845,348
  Unrealized Gain (Loss) End of Year.......    694,013  (500,604) (142,588) (1,022,949) (2,712,827) (1,345,633)
                                            ----------  --------  --------  ----------  ----------  ----------
  Net Unrealized Gain (Loss) on
   Investments.............................  1,194,617  (358,016)  (98,785)  1,689,878  (1,367,194) (2,190,981)
                                            ----------  --------  --------  ----------  ----------  ----------
     Net Gain (Loss) on Investments........  1,135,294  (419,525) (119,250)  1,247,080  (1,769,669) (2,016,784)
                                            ----------  --------  --------  ----------  ----------  ----------
Increase (Decrease) in Net Assets Resulting
 from Operations........................... $1,222,607  (344,936)  (55,972)  1,211,869  (1,801,167) (2,051,989)
                                            ==========  ========  ========  ==========  ==========  ==========


                                                   Putnam                  T.R. Price I                 T.R. Price II
                                               New Value Fund           New America Growth            Limited-Term Bond
                                                  Division                 Fund Division                Fund Division
                                            -------------------- --------------------------------  -----------------------
                                             2003    2002   2001    2003        2002       2001      2003    2002    2001
                                            ------  ------  ---- ----------  ----------  --------  -------  ------- ------
Investment Income:
  Dividend Income..........................  1,839      --   --          --          --        --  147,754  110,650 58,999
Expenses:
  Mortality and Expense Charge.............  1,565     142   --      21,492      18,242    18,127   26,826   17,141  8,982
                                            ------  ------   --  ----------  ----------  --------  -------  ------- ------
     Net Investment Income (Expense).......    274    (142)         (21,492)    (18,242)  (18,127) 120,928   93,509 50,017
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.........     --      --   --          --          --    45,313       --       --     --
  Proceeds from Sales...................... 74,435   8,231   --     589,713     408,098   237,899  874,295  757,873 78,501
  Cost of Investments Sold................. 70,543   8,669   --     761,343     569,305   293,098  861,474  751,411 76,508
                                            ------  ------   --  ----------  ----------  --------  -------  ------- ------
     Net Realized Gain (Loss) on
      Investments..........................  3,892    (438)  --    (171,630)   (161,207)   (9,886)  12,821    6,462  1,993
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of
   Year.................................... (1,301)     --   --  (1,190,064)   (532,378) (248,083)  39,667   28,332  8,093
  Unrealized Gain (Loss) End of Year....... 70,901  (1,301)  --    (141,308) (1,190,064) (532,378)  24,646   39,667 28,332
                                            ------  ------   --  ----------  ----------  --------  -------  ------- ------
  Net Unrealized (Loss) Gain on
   Investments............................. 72,202  (1,301)  --   1,048,756    (657,686) (284,295) (15,021)  11,335 20,239
                                            ------  ------   --  ----------  ----------  --------  -------  ------- ------
     Net Gain (Loss) on Investments........ 76,094  (1,739)  --     877,126    (818,893) (294,181)  (2,200)  17,797 22,232
                                            ------  ------   --  ----------  ----------  --------  -------  ------- ------
Increase (Decrease) in Net Assets Resulting
 from Operations........................... 76,368  (1,881)  --     855,634    (837,135) (312,308) 118,728  111,306 72,249
                                            ======  ======   ==  ==========  ==========  ========  =======  ======= ======

                                                    MFS                 Metropolitan Series
                                             Global Equity Fund            Russell 2000
                                                  Division                 Fund Division
                                            -------------------- --------------------------------
                                             2003    2002   2001    2003        2002       2001
                                            ------  ------  ---- ----------  ----------  --------
Investment Income:
  Dividend Income..........................     54     146   --       3,946          --        --
Expenses:
  Mortality and Expense Charge.............    956      85   --       5,500         800        --
                                            ------  ------   --  ----------  ----------  --------
     Net Investment Income (Expense).......   (902)     61           (1,554)       (800)
Net Realized Gain (Loss) on Investments:
  Realized Gain from Distributions.........     --      --   --          --          --        --
  Proceeds from Sales...................... 48,746  11,889   --     287,674      76,057        --
  Cost of Investments Sold................. 46,423  12,358   --     273,281      77,914        --
                                            ------  ------   --  ----------  ----------  --------
     Net Realized (Loss) Gain on
      Investments..........................  2,323    (469)  --      14,393      (1,857)       --
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of
   Year....................................   (822)     --   --      (4,496)         --        --
  Unrealized Gain (Loss) End of Year....... 39,134    (822)  --     284,567      (4,496)       --
                                            ------  ------   --  ----------  ----------  --------
  Net Unrealized Gain (Loss) on
   Investments............................. 39,956    (822)  --     289,063      (4,496)       --
                                            ------  ------   --  ----------  ----------  --------
     Net Gain (Loss) on Investments........ 42,279  (1,291)  --     303,456      (6,353)       --
                                            ------  ------   --  ----------  ----------  --------
Increase (Decrease) in Net Assets Resulting
 from Operations........................... 41,377  (1,230)  --     301,902      (7,153)       --
                                            ======  ======   ==  ==========  ==========  ========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                      STATEMENTS OF CHANGES IN NET ASSETS



For the Years Ended December 31, 2003, 2002 and 2001 except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                    (inception) through December 31, 2002.



                                                  Scudder                             Scudder
                                                Money Market                       International
                                               Fund Division                       Fund Division
                                    -----------------------------------  ---------------------------------
                                        2003        2002        2001        2003        2002       2001
                                    -----------  ----------  ----------  ----------  ---------  ----------
Operations:
   Net Investment Income
    (Expense)...................... $     1,373      14,060      29,756         119      2,349      (9,165)
   Net Realized (Loss) Gain on
    Investments....................          --          --          --    (316,060)  (301,453)    363,919
   Net Unrealized Gain (Loss) on
    Investments....................          --          --          --   1,046,918   (242,418) (1,375,797)
                                    -----------  ----------  ----------  ----------  ---------  ----------
   Increase (Decrease) in Net
    Assets Resulting from
    Operations.....................       1,373      14,060      29,756     730,977   (541,522) (1,021,043)
   Net Deposits into the Separate
    Account........................   1,225,815     726,028     925,084     323,283    418,508     548,859
                                    -----------  ----------  ----------  ----------  ---------  ----------
     Increase (Decrease) in Net
      Assets.......................   1,227,188     740,088     954,840   1,054,260   (123,014)   (472,184)
   Net Assets, Beginning of
    Year...........................   2,329,801   1,589,713     634,873   2,500,687  2,623,701   3,095,885
                                    -----------  ----------  ----------  ----------  ---------  ----------
   Net Assets, End of Year......... $ 3,556,989   2,329,801   1,589,713   3,554,947  2,500,687   2,623,701
                                    ===========  ==========  ==========  ==========  =========  ==========

                                                  Fidelity                            Fidelity
                                                 Index 500                           Contrafund
                                               Fund Division                       Fund Division
                                    -----------------------------------  ---------------------------------
                                        2003        2002        2001        2003        2002       2001
                                    -----------  ----------  ----------  ----------  ---------  ----------
Operations:
   Net Investment Income
    (Expense)...................... $    92,012      53,085      36,183     (35,468)       748        (461)
   Net Realized (Loss) Gain on
    Investments....................    (356,200)   (416,391)    (59,124)   (139,261)  (193,050)     66,497
   Net Unrealized Gain (Loss) on
    Investments....................   4,137,765  (2,840,551) (1,386,173)  2,927,092   (724,840) (1,031,348)
                                    -----------  ----------  ----------  ----------  ---------  ----------
   Increase (Decrease) in Net
    Assets Resulting from
    Operations.....................   3,873,577  (3,203,857) (1,409,114)  2,752,363   (917,142)   (965,312)
   Net Deposits into the Separate
    Account........................   2,673,241   3,305,866   2,884,020   1,664,789  1,805,991   1,594,629
                                    -----------  ----------  ----------  ----------  ---------  ----------
     Increase (Decrease) in Net
      Assets.......................   6,546,818     102,009   1,474,906   4,417,152    888,849     629,317
   Net Assets, Beginning of
    Year...........................  12,581,053  12,479,044  11,004,138   8,861,805  7,972,956   7,343,639
                                    -----------  ----------  ----------  ----------  ---------  ----------
   Net Assets, End of Year......... $19,127,871  12,581,053  12,479,044  13,278,957  8,861,805   7,972,956
                                    ===========  ==========  ==========  ==========  =========  ==========


                                                 Fidelity                           Fidelity
                                              Equity Income                          Growth
                                              Fund Division                      Fund Division
                                    ---------------------------------  ---------------------------------
                                       2003        2002        2001       2003       2002        2001
                                    ----------  ----------  ---------  ---------  ----------  ----------
Operations:
   Net Investment Income
    (Expense)......................     61,859      49,172     28,483    (38,583)    (33,266)    355,385
   Net Realized (Loss) Gain on
    Investments....................   (127,771)    (74,040)   147,263   (495,446)   (527,031)   (197,883)
   Net Unrealized Gain (Loss) on
    Investments....................  2,201,769  (1,087,984)  (349,017) 2,710,295  (1,794,989) (1,295,859)
                                    ----------  ----------  ---------  ---------  ----------  ----------
   Increase (Decrease) in Net
    Assets Resulting from
    Operations.....................  2,135,857  (1,112,852)  (173,271) 2,176,266  (2,355,286) (1,138,357)
   Net Deposits into the Separate
    Account........................  1,899,247   2,105,711  1,781,262  1,347,852   1,596,879   1,902,872
                                    ----------  ----------  ---------  ---------  ----------  ----------
     Increase (Decrease) in Net
      Assets.......................  4,035,104     992,859  1,607,991  3,524,118    (758,407)    764,515
   Net Assets, Beginning of
    Year...........................  6,008,482   5,015,623  3,407,632  6,126,835   6,885,242   6,120,727
                                    ----------  ----------  ---------  ---------  ----------  ----------
   Net Assets, End of Year......... 10,043,586   6,008,482  5,015,623  9,650,953   6,126,835   6,885,242
                                    ==========  ==========  =========  =========  ==========  ==========

                                                  Putnam                             Putnam
                                                High Yield                          Voyager
                                              Fund Division                      Fund Division
                                    ---------------------------------  ---------------------------------
                                       2003        2002        2001       2003       2002        2001
                                    ----------  ----------  ---------  ---------  ----------  ----------
Operations:
   Net Investment Income
    (Expense)......................    132,036     117,119     93,948     (4,102)      1,818      12,982
   Net Realized (Loss) Gain on
    Investments....................    (49,075)    (61,569)   (33,025)  (329,876)   (306,677)    440,021
   Net Unrealized Gain (Loss) on
    Investments....................    259,532     (68,625)   (38,008) 1,025,347    (587,426) (1,115,280)
                                    ----------  ----------  ---------  ---------  ----------  ----------
   Increase (Decrease) in Net
    Assets Resulting from
    Operations.....................    342,493     (13,075)    22,915    691,369    (892,285)   (662,277)
   Net Deposits into the Separate
    Account........................    353,802     227,192    226,745    248,722     706,627     904,314
                                    ----------  ----------  ---------  ---------  ----------  ----------
     Increase (Decrease) in Net
      Assets.......................    696,295     214,117    249,660    940,091    (185,658)    242,037
   Net Assets, Beginning of
    Year...........................  1,151,760     937,643    687,983  2,746,613   2,932,271   2,690,234
                                    ----------  ----------  ---------  ---------  ----------  ----------
   Net Assets, End of Year.........  1,848,055   1,151,760    937,643  3,686,704   2,746,613   2,932,271
                                    ==========  ==========  =========  =========  ==========  ==========



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



               STATEMENTS OF CHANGES IN NET ASSETS--(Continued)



For the Years Ended December 31, 2003, 2002 and 2001 except for the Putnam New Value Fund Division, the MFS Global Equity Fund Division, and the Metropolitan
    Series Russell 2000 Fund Division which are for the period May 1, 2002
                    (inception) through December 31, 2002.



                                         Putnam                            Putnam                      Putnam
                                         Income                      New Opportunities               New Value
                                     Fund Division                     Fund Division               Fund Division
                            -------------------------------  ---------------------------------  --------------------
                               2003       2002       2001       2003       2002        2001      2003    2002   2001
                            ----------  --------- ---------  ---------  ----------  ----------  ------- ------  ----
Operations:
 Net Investment Income
  (Expense)................ $  169,682    114,076   102,611    (25,229)    (21,529)    (22,449)     274   (142)  --
 Net Realized Gain (Loss)
  on Investments...........     13,558      3,698    (1,455)  (401,469)   (386,238)    328,006    3,892   (438)  --
 Net Unrealized (Loss)
  Gain on Investments......    (12,161)    99,811    13,615  1,359,497    (666,223) (1,393,449)  72,202 (1,301)  --
                            ----------  --------- ---------  ---------  ----------  ----------  ------- ------   --
 Increase (Decrease) in
  Net Assets Resulting
  from Operations..........    171,079    217,585   114,771    932,799  (1,073,990) (1,087,892)  76,368 (1,881)  --
 Net Deposits into the
  Separate Account.........  1,036,380  1,351,621   512,793    335,384     616,726     829,398  267,378 57,857   --
                            ----------  --------- ---------  ---------  ----------  ----------  ------- ------   --
   Increase (Decrease) in
    Net Assets.............  1,207,459  1,569,206   627,564  1,268,183    (457,264)   (258,494) 343,746 55,976   --
Net Assets, Beginning of
 Year......................  3,791,826  2,222,620 1,595,056  2,749,345   3,206,609   3,465,103   55,976     --   --
                            ----------  --------- ---------  ---------  ----------  ----------  ------- ------   --
Net Assets, End of Year.... $4,999,285  3,791,826 2,222,620  4,017,528   2,749,345   3,206,609  399,722 55,976   --
                            ==========  ========= =========  =========  ==========  ==========  ======= ======   ==


                                      T.R. Price I
                                   New America Growth
                                     Fund Division
                            -------------------------------
                               2003       2002       2001
                            ---------  ---------  ---------
Operations:
 Net Investment Income
  (Expense)................   (21,492)   (18,242)   (18,127)
 Net Realized Gain (Loss)
  on Investments...........  (171,630)  (161,207)    (9,886)
 Net Unrealized (Loss)
  Gain on Investments...... 1,048,756   (657,686)  (284,295)
                            ---------  ---------  ---------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations..........   855,634   (837,135)  (312,308)
 Net Deposits into the
  Separate Account.........   343,150    526,262    521,538
                            ---------  ---------  ---------
   Increase (Decrease) in
    Net Assets............. 1,198,784   (310,873)   209,230
Net Assets, Beginning of
 Year...................... 2,378,806  2,689,679  2,480,449
                            ---------  ---------  ---------
Net Assets, End of Year.... 3,577,590  2,378,806  2,689,679
                            =========  =========  =========  =   =   =



                                     T.R. Price II                    T.R. Price I                          MFS
                                   Limited-Term Bond              Personal Strat. Bal.                Emerging Growth
                                     Fund Division                   Fund Division                     Fund Division
                            ------------------------------- -------------------------------  ---------------------------------
                               2003       2002      2001       2003       2002       2001       2003       2002        2001
                            ----------  --------- --------- ---------  ---------  ---------  ---------  ----------  ----------
Operations:
 Net Investment Income
  (Expense)................ $  120,928     93,509    50,017    87,313     74,589     63,278    (35,211)    (31,498)    (35,205)
 Net Realized Gain (Loss)
  on Investments...........     12,821      6,462     1,993   (59,323)   (61,509)   (20,465)  (442,798)   (402,475)    174,197
 Net Unrealized (Loss)
  Gain on Investments......    (15,021)    11,335    20,239 1,194,617   (358,016)   (98,785) 1,689,878  (1,367,194) (2,190,981)
                            ----------  --------- --------- ---------  ---------  ---------  ---------  ----------  ----------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations..........    118,728    111,306    72,249 1,222,607   (344,936)   (55,972) 1,211,869  (1,801,167) (2,051,989)
 Net Deposits into the
  Separate Account.........  1,183,551  1,369,601   686,573 1,214,582  1,422,210    937,679    372,255     819,147   1,079,948
                            ----------  --------- --------- ---------  ---------  ---------  ---------  ----------  ----------
   Increase (Decrease) in
    Net Assets.............  1,302,279  1,480,907   758,822 2,437,189  1,077,274    881,707  1,584,124    (982,020)   (972,041)
Net Assets, Beginning of
 Year......................  2,972,280  1,491,373   732,551 4,446,132  3,368,858  2,487,151  3,921,074   4,903,094   5,875,135
                            ----------  --------- --------- ---------  ---------  ---------  ---------  ----------  ----------
Net Assets, End of Year.... $4,274,559  2,972,280 1,491,373 6,883,321  4,446,132  3,368,858  5,505,198   3,921,074   4,903,094
                            ==========  ========= ========= =========  =========  =========  =========  ==========  ==========



                                     MFS            Metropolitan Series
                                Global Equity           Russell 2000
                                Fund Division          Fund Division
                            --------------------- ------------------------
                              2003    2002   2001    2003      2002   2001
                            -------  ------  ---- ---------  -------  ----
Operations:
 Net Investment Income
  (Expense)................    (902)     61   --     (1,554)    (800)  --
 Net Realized Gain (Loss)
  on Investments...........   2,323    (469)  --     14,393   (1,857)  --
 Net Unrealized (Loss)
  Gain on Investments......  39,956    (822)  --    289,063   (4,496)  --
                            -------  ------   --  ---------  -------   --
 Increase (Decrease) in
  Net Assets Resulting
  from Operations..........  41,377  (1,230)  --    301,902   (7,153)  --
 Net Deposits into the
  Separate Account......... 156,964  36,531   --    681,953  319,925   --
                            -------  ------   --  ---------  -------   --
   Increase (Decrease) in
    Net Assets............. 198,341  35,301   --    983,855  312,772   --
Net Assets, Beginning of
 Year......................  35,301      --   --    312,772       --   --
                            -------  ------   --  ---------  -------   --
Net Assets, End of Year.... 233,642  35,301   --  1,296,627  312,772   --
                            =======  ======   ==  =========  =======   ==



                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT B



                         NOTES TO FINANCIAL STATEMENTS



                               December 31, 2003



(1) Organization



   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the "Separate Account") on January 4, 1993. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into seventeen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity), Putnam Variable Trust (Putnam), T.R. Price Equity Series, Inc. (T.R. Price I), T.R. Price Fixed Income Series, Inc. (T.R. Price II), MFS Variable Insurance Trust (MFS) and Metropolitan Series Fund, Inc., open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, Putnam New Value, T.R. Price I New America Growth, T.R. Price II Limited-Term Bond, T.R. Price I Personal Strategy Balanced, MFS Emerging Growth, MFS Global Equity and Metropolitan Series Russell 2000. Policyholders have the option of directing their premium payments into any or all of the Divisions.



(2) Significant Accounting Policies



   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.



  Investments



   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.



  Federal Income Taxes



   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.



  Use of Estimates



   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.



(3) Policy Charges



   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

(3) Policy Charges--Continued



  Premium Expense Charge



   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.



  Monthly Expense Charge



   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Divisions of the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.



  Cost of Insurance



   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.



  Optional Rider Benefits Charge



   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.



  Surrender or Contingent Deferred Sales Charge



   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.



  Mortality and Expense Charge



   In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales



   For the years ended December 31, 2003, 2002 and 2001, except for the Putnam New Value Fund Division, MFs Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (inception) through December 31, 2002, purchases and proceeds from the sales of the Scudder Variable Life Investment Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T.Rowe Price Equity Series, Inc., T.R. Price Fixed Income Series, Inc., MFS Variable Insurance Trust and Metropolitan Series Fund, Inc. were as follows:



                     Scudder                     Scudder                   Fidelity                      Fidelity
                   Money Market               International              Equity Income                    Growth
                  Fund Division               Fund Division              Fund Division                 Fund Division
          ------------------------------ ----------------------- ----------------------------- -----------------------------
             2003      2002      2001     2003    2002    2001     2003      2002      2001      2003      2002      2001
          ---------- --------- --------- ------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases $2,590,170 1,716,499 1,118,022 850,630 807,364 882,789 3,036,443 3,161,811 2,053,671 2,912,429 2,833,722 2,724,646
Sales.... $1,358,230 1,090,872   217,033 541,267 409,495 355,878 1,114,779 1,091,041   365,722 1,559,787 1,257,242   920,711

                     Fidelity                    Putnam                     Putnam                        Putnam
                    Contrafund                 High Yield                   Voyager                       Income
                  Fund Division               Fund Division              Fund Division                 Fund Division
          ------------------------------ ----------------------- ----------------------------- -----------------------------
             2003      2002      2001     2003    2002    2001     2003      2002      2001      2003      2002      2001
          ---------- --------- --------- ------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases $3,335,377 2,962,703 2,381,318 753,598 437,386 358,706 1,000,819 1,214,507 1,150,350 2,100,847 1,871,345   603,053
Sales.... $1,741,908 1,209,123   859,411 410,712 214,489 141,591   763,985   534,760   268,216 1,071,311   558,363   116,761

                      Putnam                  T.R. Price I               T.R. Price II                 T.R. Price I
                    New Value              New America Growth          Limited-Term Bond           Personal Strat. Bal.
                  Fund Division               Fund Division              Fund Division                 Fund Division
          ------------------------------ ----------------------- ----------------------------- -----------------------------
             2003      2002      2001     2003    2002    2001     2003      2002      2001      2003      2002      2001
          ---------- --------- --------- ------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases $  341,541    63,348        -- 886,627 946,532 735,103 2,142,237 2,012,690   740,041 2,698,688 1,961,091 1,217,546
Sales.... $   74,435     8,231        -- 589,713 408,098 237,899   874,295   757,873    78,501 1,446,915   624,079   323,589

                       MFS                 Metropolitan Series
                  Global Equity               Russell 2000
                  Fund Division               Fund Division
          ------------------------------ -----------------------
             2003      2002      2001     2003    2002    2001
          ---------- --------- --------- ------- ------- -------
Purchases $  203,572    47,267        -- 980,897 369,293      --
Sales.... $   48,746    11,889        -- 287,674  76,057      --


                    Fidelity
                    Index 500
                  Fund Division
          -----------------------------
            2003      2002      2001
          --------- --------- ---------
Purchases 4,890,903 5,326,253 4,128,509
Sales.... 2,277,428 2,125,703 1,393,267

                     Putnam
                New Opportunities
                  Fund Division
          -----------------------------
            2003      2002      2001
          --------- --------- ---------
Purchases 1,041,148 1,140,439 1,306,101
Sales....   752,453   510,915   516,708

                       MFS
                 Emerging Growth
                  Fund Division
          -----------------------------
            2003      2002      2001
          --------- --------- ---------
Purchases 1,424,403 1,542,750 1,655,184
Sales.... 1,078,048   743,571   630,582







Purchases
Sales....



The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective Fund Divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001, except for the Putnam New Value Fund Division, MFS Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (Inception) through December 31, 2002.



                                      Scudder                    Scudder                Fidelity                Fidelity
                                   Money Market               International           Equity Income              Growth
                                   Fund Division              Fund Division           Fund Division           Fund Division
                           ----------------------------- ----------------------- ----------------------- -----------------------
                             2003      2002      2001     2003    2002    2001    2003    2002    2001    2003    2002    2001
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units
   Deposits............... 5,349,564 1,944,109   945,043 115,006  79,422  56,977 195,658 145,938  78,018 132,697  84,740  56,717
   Withdrawals............ 4,356,076 1,353,276   181,469  87,294  45,135  19,983 121,264  66,539  15,091  98,488  46,005  19,226
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
      Net Increase in
       Units..............   993,488   590,833   763,574  27,712  34,287  36,994  74,394  79,399  62,927  34,209  38,735  37,491
Outstanding Units,
 Beginning of Year........ 1,888,987 1,298,154   534,580 228,754 194,467 157,473 254,586 175,187 112,260 175,759 137,024  99,533
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of
 Year..................... 2,882,475 1,888,987 1,298,154 256,466 228,754 194,467 328,980 254,586 175,187 209,968 175,759 137,024
                           ========= ========= ========= ======= ======= ======= ======= ======= ======= ======= ======= =======

                                     Fidelity                    Putnam                  Putnam                  Putnam
                                    Contrafund                 High Yield                Voyager                 Income
                                   Fund Division              Fund Division           Fund Division           Fund Division
                           ----------------------------- ----------------------- ----------------------- -----------------------
                             2003      2002      2001     2003    2002    2001    2003    2002    2001    2003    2002    2001
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units
   Deposits...............   251,195   147,419    97,434  79,490  38,414  29,618  42,960  34,528  23,621 187,660 126,906  39,870
   Withdrawals............   183,482    73,803    35,541  55,359  21,148  12,407  36,970  18,203   6,668 131,086  48,791   8,888
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
      Net Increase in
       Units..............    67,713    73,616    61,893  24,131  17,266  17,211   5,990  16,325  16,953  56,574  78,115  30,982
Outstanding Units,
 Beginning of Year........   386,459   312,843   250,950  87,947  70,681  53,470  74,396  58,071  41,118 210,484 132,369 101,387
                           --------- --------- --------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of
 Year.....................   454,172   386,459   312,843 112,078  87,947  70,681  80,386  74,396  58,071 267,058 210,484 132,369
                           ========= ========= ========= ======= ======= ======= ======= ======= ======= ======= ======= =======


                                  Fidelity
                                  Index 500
                                Fund Division
                           -----------------------
                            2003    2002    2001
                           ------- ------- -------
Net Increase in Units
   Deposits...............  79,427  54,890  32,320
   Withdrawals............  56,295  26,768  11,146
                           ------- ------- -------
      Net Increase in
       Units..............  23,132  28,122  21,174
Outstanding Units,
 Beginning of Year........ 119,903  91,781  70,607
                           ------- ------- -------
Outstanding Units, End of
 Year..................... 143,035 119,903  91,781
                           ======= ======= =======

                                   Putnam
                              New Opportunities
                                Fund Division
                           -----------------------
                            2003    2002    2001
                           ------- ------- -------
Net Increase in Units
   Deposits...............  93,730  75,468  58,254
   Withdrawals............  74,218  41,048  22,414
                           ------- ------- -------
      Net Increase in
       Units..............  19,512  34,420  35,840
Outstanding Units,
 Beginning of Year........ 178,276 143,856 108,016
                           ------- ------- -------
Outstanding Units, End of
 Year..................... 197,788 178,276 143,856
                           ======= ======= =======

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--Continued



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2003, 2002 and 2001, except for the Putnam New Value Fund Division, MFS Global Equity Fund Division, and the Metropolitan Series Russell 2000 Fund Division which are for the period May 1, 2002 (Inception) through December 31, 2002.



                                      Putnam            T.R. Price I            T.R. Price II           T.R. Price I
                                     New Value       New America Growth       Limited-Term Bond     Personal Strat. Bal.
                                   Fund Division        Fund Division           Fund Division           Fund Division
                                 ----------------- ----------------------- ----------------------- -----------------------
                                  2003  2002  2001  2003    2002    2001    2003    2002    2001    2003    2002    2001
                                 ------ ----- ---- ------- ------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units
   Deposits..................... 38,003 7,428  --   81,063  61,970  36,623 524,900 388,339 132,900 220,240 127,228  65,145
   Withdrawals.................. 15,380 2,304  --   62,346  33,719  10,718 347,181 170,660  18,452 157,499  52,066  13,277
                                 ------ -----  --  ------- ------- ------- ------- ------- ------- ------- ------- -------
      Net Increase in Units..... 22,623 5,124  --   18,717  28,251  25,905 177,719 217,679 114,448  62,741  75,162  51,868
Outstanding Units, Beginning of
 Year...........................  5,124    --  --  153,984 125,733  99,828 456,921 239,242 124,794 251,143 175,981 124,113
                                 ------ -----  --  ------- ------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of
 Year........................... 27,747 5,124  --  172,701 153,984 125,733 634,640 456,921 239,242 313,884 251,143 175,981
                                 ====== =====  ==  ======= ======= ======= ======= ======= ======= ======= ======= =======

                                        MFS          Metropolitan Series
                                   Global Equity        Russsell 2000
                                   Fund Division        Fund Division
                                 ----------------- -----------------------
                                  2003  2002  2001  2003    2002    2001
                                 ------ ----- ---- ------- ------- -------
Net Increase in Units
   Deposits..................... 33,216 6,211  --  166,756  61,378      --
   Withdrawals.................. 15,607 2,035  --   95,902  23,274      --
                                 ------ -----  --  ------- ------- -------
      Net Increase in Units..... 17,609 4,176  --   70,854  38,104      --
Outstanding Units, Beginning of
 Year...........................  4,176    --  --   38,104      --      --
                                 ------ -----  --  ------- ------- -------
Outstanding Units, End of
 Year........................... 21,785 4,176  --  108,958  38,104      --


                                      MFS Emerging
                                         Growth
                                      Fund Division
                                 -----------------------
                                  2003    2002    2001
                                 ------- ------- -------
Net Increase in Units
   Deposits..................... 171,988 123,394  84,229
   Withdrawals.................. 145,669  69,104  31,671
                                 ------- ------- -------
      Net Increase in Units.....  26,319  54,290  52,558
Outstanding Units, Beginning of
 Year........................... 305,206 250,916 198,358
                                 ------- ------- -------
Outstanding Units, End of
 Year........................... 331,525 305,206 250,916
                                 ======= ======= =======







Net Increase in Units
   Deposits.....................
   Withdrawals..................

      Net Increase in Units.....
Outstanding Units, Beginning of
 Year...........................

Outstanding Units, End of
 Year...........................

                          PARAGON SEPARATE ACCOUNT B



                            SCHEDULE OF INVESTMENTS



                               December 31, 2003



                                                        Number of
                                                         Shares   Market Value    Cost
                                                        --------- ------------ -----------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund Division.................. 3,481,484 $ 3,481,484  $ 3,481,484
   Scudder International Fund Division.................   430,148   3,553,019    4,372,062
Fidelity Variable Insurance Products Fund:
   Fidelity Equity Income Fund Division................   434,410  10,069,616    9,098,636
   Fidelity Growth Fund Division.......................   311,756   9,676,920   10,281,014
Fidelity Variable Insurance Products Fund II:
   Fidelity Index 500 Fund Division....................   151,465  19,104,335   18,468,189
   Fidelity Contrafund Fund Division...................   573,717  13,270,070   12,051,580
Putnam Variable Trust:
   Putnam High Yield Fund Division.....................   231,699   1,846,637    1,851,216
   Putnam Voyager Fund Division........................   141,202   3,685,375    4,417,277
   Putnam Income Fund Division.........................   387,263   4,999,560    4,902,141
   Putnam New Opportunities Fund Division..............   260,619   4,018,746    4,991,018
   Putnam New Value Fund Division......................    27,784     398,417      327,516
T.Rowe Price Equity Series, Inc.:
   T.R. Price I New America Growth Fund Division.......   203,929   3,578,957    3,720,265
   T.R. Price I Personal Strategy Balanced.............   426,585   6,880,809    6,186,796
T.Rowe Price Fixed Income Series, Inc.:
   T.R. Price II Limited Term Bond Fund Division.......   838,991   4,270,466    4,245,820
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division...................   355,037   5,506,621    6,529,570
   MFS Global Equity Series............................    21,307     231,393      192,259
Metropolitan Series Fund, Inc.:
   Russell 2000 Index Fund Division....................   107,741   1,287,508    1,002,941




                See accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                                   As of December 31, 2003     For the Year Ended December 31, 2003
                                               ------------------------------- -----------------------------------
                                                 Total
                                                 Units   Unit Fair    Net       Investment     Expense     Total
                                                 Held      Value     Assets    Income Ratio*   Ratio**   Return***
                                               --------- --------- ----------- -------------   -------   ---------
Scudder Variable Life Investment Fund:
    Scudder Money Market Fund Division........ 2,882,475  $  1.23  $ 3,556,989     0.79%        0.75%       0.33%
    Scudder International Fund Division.......   256,466    13.86    3,554,947     0.76%        0.75%      26.82%
Fidelity Variable Insurance Products
 Fund:
    Fidelity Equity Income Fund Division......   328,980    30.53   10,043,586     1.57%        0.75%      29.36%
    Fidelity Growth Fund Division.............   209,968    45.96    9,650,953     0.25%        0.75%      31.85%
Fidelity Variable Insurance Products
 Fund II:
    Fidelity Index 500 Fund Division..........   143,035   133.73   19,127,871     1.35%        0.75%      27.45%
    Fidelity Contrafund Fund Division.........   454,172    29.24   13,278,957     0.42%        0.75%      27.51%
Putnam Variable Trust:
    Putnam High Yield Fund Division...........   112,078    16.49    1,848,055     9.46%        0.75%      25.87%
    Putnam Voyager Fund Division..............    80,386    45.86    3,686,704     0.62%        0.75%      24.22%
    Putnam Income Fund Division...............   267,058    18.72    4,999,285     4.48%        0.75%       3.94%
    Putnam New Opportunities Fund
     Division.................................   197,788    20.31    4,017,528       --         0.75%      31.73%
    Putnam New Value Fund Division............    27,747    14.41      399,722     0.88%        0.75%      31.93%
T.Rowe Price Equity Series, Inc.:
    T.R. Price I New America Growth Fund
     Division.................................   172,701    20.72    3,577,590       --         0.75%      34.08%
    T.R. Price I Personal Strategy Balanced...   313,884    21.93    6,883,321     2.36%        0.75%      23.90%
T.Rowe Price Fixed Income Series, Inc.:
    T.R. Price II Limited Term Bond Fund
     Division.................................   634,640     6.74    4,274,559     3.97%        0.75%       3.46%
MFS Variable Insurance Trust:
    MFS Emerging Growth Fund Division.........   331,525    16.61    5,505,198       --         0.75%      29.23%
    MFS Global Equity Fund Division...........    21,785    10.73      233,642     0.04%        0.75%      26.93%
Metropolitan Series Fund, Inc.:
    Russell 2000 Index Fund Division..........   108,958    11.90    1,296,627     0.54%        0.75%      44.95%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Fund Division invests. For periods in which a Fund Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Fund Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                                   As of December 31, 2002     For the Year Ended December 31, 2002
                                               ------------------------------- ----------------------------------
                                                 Total
                                                 Units   Unit Fair    Net       Investment     Expense     Total
                                                 Held      Value     Assets    Income Ratio*   Ratio**   Return***
                                               --------- --------- ----------- -------------   -------   ---------
Scudder Variable Life Investment Fund:
    Scudder Money Market Fund Division........ 1,888,987  $  1.23  $ 2,329,801      1.47%       0.75%       0.82%
    Scudder International Fund Division.......   228,754    10.93    2,500,687      0.84%       0.75%     (18.98)%
Fidelity Variable Insurance Products
 Fund:
    Fidelity Equity Income Fund Division......   254,586    23.60    6,008,482      1.62%       0.75%     (17.57)%
    Fidelity Growth Fund Division.............   175,759    34.86    6,126,835      0.23%       0.75%     (30.63)%
    Fidelity Index 500 Fund Division..........   119,903   104.93   12,581,053      1.18%       0.75%     (22.83)%
    Fidelity Contrafund Fund Division.........   386,459    22.93    8,861,805      0.76%       0.75%     (10.04)%
Putnam Variable Trust:
    Putnam High Yield Fund Division...........    87,947    13.10    1,151,760     12.00%       0.75%      (1.28)%
    Putnam Voyager Fund Division..............    74,396    36.92    2,746,613      0.81%       0.75%     (26.89)%
    Putnam Income Fund Division...............   210,484    18.01    3,791,826      4.57%       0.75%       7.27%
    Putnam New Opportunities Fund
     Division.................................   178,276    15.42    2,749,345        --        0.75%     (30.82)%
    Putnam New Value Fund Division............     5,124    10.92       55,976        --        0.75%     (16.32)%
T.R. Price Equity Series, Inc.:
    T.R. Price I New America Growth Fund
     Division.................................   153,984    15.45    2,378,806        --        0.75%     (27.77)%
    T.R. Price I Personal Strategy Balanced
     Fund Division............................   251,143    17.70    4,446,132      2.67%       0.75%      (7.52)%
T.R. Price Fixed Income Series, Inc.:
    T.R. Price II Limited-Term Bond Fund
     Division.................................   456,921     6.51    2,972,280      4.84%       0.75%       4.66%
MFS Variable Insurance Trust:
    MFS Emerging Growth Fund Division.........   305,206    12.85    3,921,074      0.00%       0.75%     (34.24)%
    MFS Global Equity Fund Division...........     4,176     8.45       35,301      0.77%       0.75%     (13.62)%
Metropolitan Series Fund, Inc.:
    Metropolitan Series Russell 2000 Fund
     Division.................................    38,104     8.21      312,772        --        0.75%     (24.61)%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT B



                             FINANCIAL HIGHLIGHTS



                                                   As of December 31, 2001     For the Year Ended December 31, 2001
                                               ------------------------------- ----------------------------------
                                                 Total
                                                 Units   Unit Fair    Net       Investment     Expense     Total
                                                 Held      Value     Assets    Income Ratio*   Ratio**   Return***
                                               --------- --------- ----------- -------------   -------   ---------
Scudder Variable Life Investment Fund:
    Scudder Money Market Fund Division........ 1,298,154  $  1.22  $ 1,589,713      3.49%       0.75%       2.52%
    Scudder International Fund Division.......   194,467    13.49    2,623,701      0.40%       0.75%     (31.38)%
Fidelity Variable Insurance Products
 Fund:
    Fidelity Equity Income Fund Division......   175,187    28.63    5,015,623      1.47%       0.75%      (5.67)%
    Fidelity Growth Fund Division.............   137,024    50.25    6,885,242      6.51%       0.75%     (18.29)%
Fidelity Variable Insurance Products
 Fund II:
    Fidelity Index 500 Fund Division..........    91,781   135.97   12,479,044      1.07%       0.75%     (12.76)%
    Fidelity Contrafund Fund Division.........   312,843    25.49    7,972,956      0.74%       0.75%     (12.88)%
Putnam Variable Trust:
    Putnam High Yield Fund Division...........    70,681    13.27      937,643     12.93%       0.75%       3.11%
    Putnam Voyager Fund Division..............    58,071    50.50    2,932,271      1.24%       0.75%     (22.82)%
    Putnam Income Fund Division...............   132,369    16.79    2,222,620      6.42%       0.75%       6.74%
    Putnam New Opportunities Fund
     Division.................................   143,856    22.29    3,206,609      0.00%       0.75%     (30.52)%
T.R. Price Equity Series, Inc.:
    T.R. Price I New America Growth Fund
     Division.................................   125,733    21.39    2,689,679      0.00%       0.75%     (13.92)%
    T.R. Price I Personal Strategy Balanced
     Fund Division............................   175,981    19.14    3,368,858      2.99%       0.75%      (4.49)%
T.R. Price Fixed Income Series, Inc.:
    T.R. Price II Limited-Term Bond Fund
     Division.................................   239,242     6.22    1,491,373      5.47%       0.75%       6.51%
MFS Variable Insurance Trust:
    MFS Emerging Growth Fund Division.........   250,916    19.54    4,903,094      0.00%       0.75%     (34.03)%

--------

* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.



** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.



***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

            Underlying Funds Through:

            Fidelity Variable Insurance Products Fund



[LOGO]
Paragon Life
A MetLife(R) Company
             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


                                                                   50457
                       Prospectus dated May 1, 2004                  Com

General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. More information about GAD and Registered representatives of broker-dealers that have entered into written sales agreements with GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.



                  The date of this Prospectus is May 1, 2004.

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account B of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                  May 1, 2004

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the General Account and Separate Account B (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.


A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                   Fidelity Variable Insurance Products Fund

                            Money Market Portfolio





                  The date of this Prospectus is May 1, 2004

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    9
  Issuing the Policy....................................................   12
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account...................................   17
     The Company
     The General Account
  The Separate Account and the Funds....................................   18
     The Separate Account
     The Funds
  Policy Values.........................................................   20
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   22
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   29
     Lapse
     Reinstatement
  Charges and Deductions................................................   30
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses

   Federal Tax Matters................................................... 34
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 37
   Distribution of the Policies.......................................... 38
   General Provisions of the Group Contract.............................. 39
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   State Variations...................................................... 40
   Legal Proceedings..................................................... 40
   Financial Statements.................................................. 40
   Glossary.............................................................. 41
   Statement of Additional Information Table of Contents................. 43

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirement.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


Accelerated Death Benefit Settlement Option Rider: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits


Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

General Account: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.


Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.



If a Certificate was issued in connection with the Group Contract and allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.



Some group contracts may not have this provision and conversion of coverage may be dependent upon whether there is a succeeding plan of insurance. Your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).


                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment


To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. It it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

Risk of Frequent Transfers:



We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or shareholders of the Funds in situations in which there is potential for pricing inefficiencies or that may involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.


Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.


                                       Transaction Fees
-----------------------------------------------------------------------------------------------
                                                                Amount Deducted/(1)/
-----------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge             When Charge is Deducted        Charge           Current Charge
-----------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each
                                 premium payment
For Policies issued under                             100% Of each premium   100% (0.75% for
Group Contracts                                             payment        Executive Programs)
                                                                             Of each premium
                                                                                 payment

Only for Policies treated as                          200% Of each premium   200% (1.75% for
individual contracts under                                  payment        Executive Programs)
Omnibus Budget                                                               Of each premium
Reconciliation Act of 1990                                                       payment
-----------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of each
                                 premium payment

For Policies not issued under                            2.00% Of each        2.00% Of each
Executive Programs                                      premium payment      premium payment

Only for Policies issued                                 2.25% Of each        2.25% Of each
under Executive Programs                                premium payment      premium payment
-----------------------------------------------------------------------------------------------
Partial Withdrawal Charge       Upon each partial     The lesser of $25 or The lesser of $25 or
                               withdrawal from the      2% of the amount     2% of the amount
                                      Policy               withdrawn            withdrawn
-----------------------------------------------------------------------------------------------
Transfer Charge                  Upon transfer in       $25 per transfer            $0
                                excess of 12 in a
                                   Policy Year
-----------------------------------------------------------------------------------------------
Accelerated Death Benefit         At the time an              $100                  $0
Administrative Charge           accelerated death
                                 benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                        Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------
                                                                       Amount Deducted
-----------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge             Current Charge
-----------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/     On the Investment
per $1000 of net amount at       Start Date and each
risk                               succeeding each
..Minimum/(2)/ and                Monthly Anniversary            $0.163                 $0.032
..Maximum/(3)/ Charges                                           $31.307                $18.238

..Charge for an insured,           On the Investment             $0.449                 $0.117
  attained age 45, in an         Start Date and each
  Executive Program with           succeeding each
  250 participants rate class    Monthly Anniversary
-----------------------------------------------------------------------------------------------------
Administrative Charge/(4)/        On the Investment       $6 per month during    (i) Fewer than 1000
                                Start Date and on each   the first Policy Year  employees, $3.50 per
                                  succeeding Monthly    and $3.50 per month in          month
                                     Anniversary             renewal years      (ii) 1000+ employees,
                                                                                   $2.00 per month
-----------------------------------------------------------------------------------------------------
Mortality and Expense Risk              Daily           0.90% (annually) of the 0.75% annually of the
Charge                                                    net assets of each     net assets of each
                                                            Division of the        Division of the
                                                           Separate Account       Separate Account
-----------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                   0.75%
                                     Anniversary
-----------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the insured's attained age, rate class, and possibly gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $550,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in an Executive Program with 250 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained age 94, Unismoker in an Executive Program with 250 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
-------------------------------------------------------------------------------------------------------
Waiver of Monthly               On rider start date and
Deductions Rider (per $1.00         on each Monthly
of waived deduction)                  Anniversary
..Minimum/(2)/ and                                               $0.0061                 $0.0061
  Maximum/(7)/ Charges                                          $0.2057                 $0.2057
..Charge for an Insured,                                         $0.0655                 $0.0655
  attained age 45, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Children's Life Insurance       On rider start date and          $0.16                   $0.16
Rider per $1000 of coverage         on each Monthly
..Minimum and Maximum                  Anniversary
  Charges for all Children
-------------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider   On rider start date and
per $1000 of coverage               on each Monthly
..Minimum/(2)/ and                     Anniversary               $0.148                  $0.0388
  Maximum/(8)/ Charges                                          $5.163                  $3.539
..Charge for a spouse,                                           $0.450                  $0.185
  attained age 45, in an
  Executive Program with
  250 participants rate class
-------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                 N/A           (See "Accelerated Death (See "Accelerated Death
Settlement Option Rider                                 Benefit Administrative  Benefit Administrative
                                                        Charge" in Transaction  Charge" in Transaction
                                                          Fees table above.)      Fees table above.)

--------

/(6)/Optional rider charges (except for the Accelerated Death Benefit
    Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $550,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 45, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount). The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.


/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 250 participants rate class.

/(8)/This maximum charge is based on an insured with the following characteristics: Attained age 74, Unismoker in an Executive Program with 250 participants rate class.

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2003. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
     ----------------------------------------------------------------------
     Total Annual Fund Operating Expenses (expenses that
       are deducted from Fund assets, including management
       fees, distribution (12b-1) fees, and other expenses)  0.29%   0.29%
     ----------------------------------------------------------------------



--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.






The following table shows the fees and expenses (in some cases before and after contractual fee waiver or expense reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.



------------------------------------------------------------------------------------------
                                                                                  Net
                                                                                 Total
                                                       Gross                    Annual
                                                       Total     Amount of     Expenses
                            Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                           Fees    Fees  Expenses Expenses Reimbursement arrangements)
------------------------------------------------------------------------------------------
Fidelity Variable Insurance
  Products Fund
 Money Market Portfolio       0.20%    0.00%  0.09%    0.29%       0.00%          N/A
------------------------------------------------------------------------------------------




ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue

Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.").


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;


  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights


The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. If there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination.

Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The General Account

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

At Policy issue, we will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. We may, at our discretion, limit an Owner's ability to allocate Net Premiums or to transfer Cash Value to the General Account under certain Policies.

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


-----------------------------------------------------------------------------------------
 Portfolio   Investment Manager                   Investment Objective
-----------------------------------------------------------------------------------------
Money Market Fidelity           The Portfolio seeks a high level of current income and is
Portfolio    Management &       consistent with preservation of capital and liquidity.
             Research Company.
-----------------------------------------------------------------------------------------






In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.



Agreements. An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others.





Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:


  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
  .   interest at the rate of 4% per year; plus
  . any excess interest which Paragon credits and any amounts transferred into the General Account; less
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  . units purchased via transfers from another Division, the General Account, or the Loan Account; minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. The following features apply to transfers under a Policy:



  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


We have policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular subaccounts made by Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable Policies or Separate Account Divisions and may be more restrictive with regard to certain Policies or Separate Account Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Owner(s). These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers;



  . establishing an earlier submission time for telephone, facsimile, and Internet requests than for written requests;



  .   charging a transfer or collecting a Fund redemption fee;



  . denying a transfer request from an authorized third party acting on behalf of multiple Owners; or



  . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Owners.



If restrictions are imposed on an Owner, we will reverse, upon discovery, any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectus for more details.




Transfers from the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

After the first Policy Year, an Owner may withdraw or transfer a portion of Cash Value from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account, if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion


Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.



Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% (0.75% for Executive Programs) of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2.25% on premiums received in connection with Policies issued under Executive Programs. The 2.00% or 2.25% charge, as applicable, may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.


Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders".) The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.
  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . Spouse's Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.




In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.



In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


Non-U.S. Persons - U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. The foregoing discussion does not address non-U.S. tax rules that may apply to the Policy. Non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.


ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider

  .   Children's Life Insurance Rider

  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.


Because registered representatives of affiliated selling firms are also agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The maximum commissions payable to a broker-dealer are one of the following options:


                        -------------------------------
                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        a
                        -------------------------------


A =18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.


A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Rights and Privileges-Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders

LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

GLOSSARY
================================================================================

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.



Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................   9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

                             SEPARATE ACCOUNT B OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May 1, 2004, and the prospectus for Fidelity Variable Insurance Products Fund. You may obtain a copy of this prospectus by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is May 1, 2004.


   Underlying Funds Through:

                   Fidelity Variable Insurance Products Fund



[LOGO]
Paragon Life
A MetLife(R) Company

                                                            Multi Com SAI 60457

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


   Additional Policy Information....................................     3
      The Policy
      Claims of Creditors
      Incontestability
      Misstatement of Age
      Suicide Exclusion
      Assignment
      Beneficiary
      Changing Owner or Beneficiary
      Changing Death Benefit Options
      Determination of Cash Value in Each Separate Account Division
      Payment of Proceeds
      Delays in Payments We Make
      Cost of Insurance
   Additional Benefits and Riders...................................     7
      Waiver of Monthly Deductions Rider
      Children's Life Insurance Rider
      Spouse's Life Insurance Rider
      Accelerated Death Benefit Settlement Option Rider
   Distribution of the Policies.....................................     8
   More Information About the Company...............................     9
      The Company
      Ratings
   Other Information................................................     9
      Potential Conflicts of Interest
      Safekeeping of Separate Account Assets
      Records and Reports
      Legal Matters
      Experts
      Advertisements
      Additional Information
      Financial Statements
   APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE..............   A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   The Company may defer payments on any amount from the General Account for not more than six months.


   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


   Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

                               Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================




   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



   General American Distributors, Inc. ("GAD") serves as principal underwriter for the Policies. GAD is a Missouri corporation organized in 2000 and its home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri, 63128. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, which in turn is an indirectly wholly owned subsidiary of MetLife Inc. GAD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. GAD is not a member of the Securities Investor Protection Corporation. The Company and GAD may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services.



   No sales compensation was paid to selling firms with respect to the Policies:



             Fiscal Aggregate Amount of     Aggregate Amount of
              year   Commissions Paid   Commissions Retained by GAD
             ------------------------------------------------------
              2003.         $0                      $0
             ------------------------------------------------------
              2002.         $0                      $0
             ------------------------------------------------------
              2001.         $0                      $0




   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as
A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.


                                    Experts

   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at Once City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the

NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                     40.....    250%    61..........    128%
                     41.....    243     62..........    126
                     42.....    236     63..........    124
                     43.....    229     64..........    122
                     44.....    222     65..........    120
                     45.....    215     66..........    119
                     46.....    209     67..........    118
                     47.....    203     68..........    117
                     48.....    197     69..........    116
                     49.....    191     70..........    115
                     50.....    185     71..........    113
                     51.....    178     72..........    111
                     52.....    171     73..........    109
                     53.....    164     74..........    107
                     54.....    157     75-90.......    105
                     55.....    150     91..........    104
                     56.....    146     92..........    103
                     57.....    142     93..........    102
                     58.....    138     94..........    101
                     59.....    134     95 or older.    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2003 and 2002 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2003 and 2002
                 (in thousands of dollars, except share data)

                                                                2003     2002
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $143,775 $119,204
 Policy loans................................................   24,022   24,491
 Cash and cash equivalents...................................   10,000    7,978
                                                              -------- --------
        Total cash and invested assets.......................  177,797  151,673
                                                              -------- --------
 Reinsurance recoverables....................................    3,613      376
 Deposits relating to reinsured policyholder account balances   20,264   11,064
 Accrued investment income...................................    2,654    2,479
 Deferred policy acquisition costs...........................   26,568   18,041
 Value of business acquired..................................   23,913   24,606
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,110    3,837
 Other assets................................................       28      116
 Separate account assets.....................................  282,255  208,413
                                                              -------- --------
        Total assets......................................... $543,386 $423,789
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $150,142 $122,878
 Policy and contract claims..................................    3,009    2,277
 Federal income taxes payable................................    3,079    1,269
 Other liabilities and accrued expenses......................   20,082   13,773
 Payable to affiliates.......................................    2,465    1,148
 Due to separate account.....................................      587      437
 Deferred tax liability......................................   12,253   11,204
 Separate account liabilities................................  282,255  208,413
                                                              -------- --------
        Total liabilities....................................  473,872  361,399
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    4,859    4,248
    Retained earnings........................................   19,048   12,535
                                                              -------- --------
        Total stockholder's equity...........................   69,514   62,390
                                                              -------- --------
        Total liabilities and stockholder's equity........... $543,386 $423,789
                                                              ======== ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                    2003     2002     2001
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $28,783  $25,232  $23,996
   Net investment income.........................................  10,598    9,410    8,784
   Commissions and expense allowances on reinsurance ceded.......     445      349      538
   Net realized investment gain (losses).........................      51     (256)     (87)
                                                                  -------  -------  -------
       Total revenues............................................  39,877   34,735   33,231
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   7,236    6,789    4,979
   Interest credited to policyholder account balances............   6,854    6,588    6,432
   Commissions, net of capitalized costs.........................     820    1,036      713
   General and administration expenses, net of capitalized costs.  14,848   13,565   14,052
   Amortization of deferred policy acquisition costs.............    (377)    (501)     751
   Amortization of value of business acquired....................     490   (1,979)     854
   Amortization of goodwill......................................      --       --      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  29,871   25,498   27,958
                                                                  -------  -------  -------
       Income before federal income tax expense..................  10,006    9,237    5,273
Federal income taxes.............................................   3,493    3,172    1,898
                                                                  -------  -------  -------
Net income.......................................................   6,513    6,065    3,375
Other comprehensive income.......................................     611    3,078      301
                                                                  -------  -------  -------
Comprehensive income............................................. $ 7,124  $ 9,143  $ 3,676
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2001.... $3,075  $33,032      $  869     $ 3,095     $40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at January 1, 2003....  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003.. $3,075  $42,532      $4,859     $19,048     $69,514
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2003, 2002 and 2001
                           (in thousands of dollars)

                                                                                 2003      2002      2001
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  6,513  $  6,065  $  3,375
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................   (3,237)      324       949
          Deposits relating to reinsured policyholder account balances........   (9,200)   (3,514)     (314)
          Accrued investment income...........................................     (175)     (377)      (98)
          Federal income taxes payable........................................    1,810     1,040      (354)
          Depreciation and amortization expense...............................    1,224     1,094       738
          Other assets........................................................     (409)   (1,340)   (1,659)
          Policy and contract claims..........................................      732     1,171      (465)
          Other liabilities and accrued expenses..............................    6,309     8,879     1,812
          Payable to affiliates...............................................    1,317    (1,607)     (162)
          Company ownership of separate account...............................       --         5        --
          Due to separate account.............................................      150       (18)      248
       Deferred tax expense...................................................      721     2,021     1,097
       Policy acquisition costs deferred......................................   (8,368)   (6,988)   (6,578)
       Amortization of deferred policy acquisition costs......................     (377)     (501)      751
       Amortization of value of business acquired.............................      490    (1,979)      854
       Amortization of goodwill...............................................       --        --       177
       Interest credited to policyholder accounts.............................    6,854     6,588     6,432
       (Accretion)/amortization of net investments............................     (329)     (438)     (239)
       Net (gain)/loss on sales and calls of investments......................      (51)      256        87
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................    3,974    10,681     6,651
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (46,622)  (43,612)  (12,247)
   Sales, maturities and repayments of fixed maturities.......................   23,791    16,450    12,369
   Decrease/(increase) in policy loans, net...................................      469    (1,085)   (3,339)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (22,362)  (28,247)   (3,217)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --     9,500        --
   Policyholder account balances:
       Deposits...............................................................   62,525    29,715    24,089
       Withdrawals............................................................  (42,115)  (29,907)  (21,305)
                                                                               --------  --------  --------
Net cash provided in financing activities.....................................   20,410     9,308     2,784
                                                                               --------  --------  --------
Net increase/(decrease) in cash and cash equivalents..........................    2,022    (8,258)    6,218
Cash and cash equivalents at beginning of year................................    7,978    16,236    10,018
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $ 10,000  $  7,978  $ 16,236
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $    962  $    110  $  1,155
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the

                        PARAGON LIFE INSURANCE COMPANY
earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Investment securities are accounted for at fair value. At December 31, 2003 and 2002, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Amortization expense for the years ended December 31, 2001 was $177. If the goodwill was not amortized for the year ended December 31, 2001, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited

                        PARAGON LIFE INSURANCE COMPANY
interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2003, 2002 and 2001. The actual crediting rate ranged from 5.6% in 2003, 5.6% to 6.1% in 2002, and 6.1% in 2001.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.

   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on

                        PARAGON LIFE INSURANCE COMPANY
rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   Investments (stated at estimated fair value) and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,851, $1,680 and $1,714 for the years ended December 31, 2003, 2002, and 2001, respectively.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $652 and $376 at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $276, $229 and $91 for the years ended December 31, 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $3,549 and $2,602 at December 31, 2003 and 2002, respectively. Related amortization expense was $948, $865 and $647 for the years ended December 31, 2003, 2002 and 2001, respectively.

  (m) New Accounting Pronouncements

   Effective December 31, 2003, the Company adopted Emerging Issues Task Force Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-01"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. (See Note
2). The initial adoption of EITF 03-1 did not have a material impact on the Company's financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In January 2004, the FASB issued FASB Staff Position No. 106-01, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-01") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife, Inc. that provides a prescription drug benefit. MetLife, Inc. has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities.

                        PARAGON LIFE INSURANCE COMPANY

Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial condition as results of operation.

   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145

                        PARAGON LIFE INSURANCE COMPANY
also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

                        PARAGON LIFE INSURANCE COMPANY

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003 and 2002 are as follows:

                                                      2003
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,514   $   330     $   --    $  4,844
  Corporate securities............   83,899     8,079        310      91,668
  Foreign Corporate securities....   18,330     2,047        103      20,274
  Foreign Government securities...      496        50         --         546
  Mortgage-backed securities......   18,070       696         42      18,724
  Asset-backed securities.........    2,000        --          3       1,997
  Commercial Mortgage-backed
    securities....................    2,014        --         11       2,003
  State and Political subdivisions    3,803        --         84       3,719
                                   --------   -------     ------    --------
                                   $133,126   $11,202     $  553    $143,775
                                   ========   =======     ======    ========

                                                      2002
                                   ------------------------------------------
                                               Gross      Gross
                                   Amortized unrealized unrealized Estimated
                                     cost      gains      losses   fair value
                                   --------- ---------- ---------- ----------
  U.S. Treasury securities........ $  4,547   $   428     $   --    $  4,975
  Corporate securities............   67,564     6,674      1,006      73,232
  Foreign Corporate securities....   19,457     1,924         93      21,288
  Foreign Government securities...      496        60         --         556
  Mortgage-backed securities......   17,606     1,296         --      18,902
  Asset-backed securities.........      245         6         --         251
                                   --------   -------     ------    --------
                                   $109,915   $10,388     $1,099    $119,204
                                   ========   =======     ======    ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,481 and $3,110 at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain/(loss) of $229 and ($141) at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $0 and $150 at December 31, 2003 and 2002, respectively.

   The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  2,603   $  2,682
        Due after one year through five years......   13,167     14,378
        Due after five years through ten years.....   20,118     22,271
        Due after ten years........................   75,154     81,720
        Mortgage-backed and Asset-backed securities   22,084     22,724
                                                    --------   --------
                                                    $133,126   $143,775
                                                    ========   ========

                        PARAGON LIFE INSURANCE COMPANY

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities and equity securities during 2003, 2002 and 2001 were $10,460 and $12,287 and 3,449, respectively. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. There were no write-downs in 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765. There were no write-downs in 2001.

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2003:

                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830      $(83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------      ----     -------     -----
                                       $36,940     $(470)     $1,830      $(83)    $38,770     $(553)
                                       =======     =====      ======      ====     =======     =====

   The sources of net investment income follow:

                                         2003    2002    2001
                                       -------  ------  ------
                Fixed maturities...... $ 8,847  $7,542  $6,681
                Equity securities.....      10      38     178
                Policy loans..........   1,743   1,805   1,701
                Short-term investments     127     129     291
                                       -------  ------  ------
                                        10,727   9,514   8,851
                Investment expenses...    (129)   (104)    (67)
                                       -------  ------  ------
                Net investment income. $10,598  $9,410  $8,784
                                       =======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2003     2002     2001
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available-for-sale. $10,649  $ 9,289  $ 4,098
          Deferred policy acquisition costs...    (329)    (111)     (70)
          VOBA................................  (2,845)  (2,643)  (2,228)
       Related deferred income tax effect.....  (2,616)  (2,287)    (630)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 4,859  $ 4,248  $ 1,170
                                               =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The Company has fixed maturities on deposit with various state insurance departments with a fair market value of $3,475 and $3,513 at December 31, 2003 and 2002, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2003 and 2002.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000  $ 10,000
             Fixed maturities, available for sale.....  143,775   143,775
             Policy loans.............................   24,022    24,022
             Separate account assets..................  282,255   282,255
         Liabilities
             Policyholder account balances............  150,142   150,142
      December 31, 2002:
         Assets
             Cash and cash equivalents................ $  7,978  $  7,978
             Fixed maturities, available for sale.....  119,204   119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878

(4) Reinsurance

   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

   Premiums and related reinsurance amounts for the years ended December 31, 2003, 2002 and 2001 as they relate to transactions with affiliates are summarized as follows:

                                                  2003    2002    2001
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
          Premiums for reinsurance ceded........ $38,142 $28,670 $19,513
          Policy benefits ceded.................  30,708  20,409  20,837
          Commissions and expenses ceded........     445     349     538
          Reinsurance recoverables..............   3,353     261     631
          Reinsurance experience adjustment.....   6,047   3,447      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured

                        PARAGON LIFE INSURANCE COMPANY
policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2003, 2002 and 2001 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2003     2002     2001
                                                        -------  -------  -------
Balance at beginning of year........................... $18,041  $10,592  $ 4,836
Policy acquisition costs deferred......................   8,368    6,988    6,577
Policy acquisition costs amortized.....................     377      501     (751)
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..    (218)     (40)     (70)
                                                        -------  -------  -------
Balance at end of year................................. $26,568  $18,041  $10,592
                                                        =======  =======  =======

   A summary of the VOBA deferred and amortized is as follows:

                                                     2003     2002     2001
                                                   -------  -------  -------
   Balance at beginning of year................... $24,606  $23,041  $25,995
   VOBA amortized.................................    (490)   1,979     (854)
   VOBA relating to change in unrealized (gain) on
     investments available for sale...............    (203)    (414)  (2,100)
                                                   -------  -------  -------
   Balance at end of year......................... $23,913  $24,606  $23,041
                                                   =======  =======  =======

   The estimated future amortization expense for VOBA is $582 in 2004, $686 in 2005, $779 in 2006, $940 in 2007 and $1,087 in 2008.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2003   2002   2001
                                           ------ ------ ------
                Current tax expense....... $2,772 $1,151 $  801
                Deferred tax expense......    721  2,021  1,097
                                           ------ ------ ------
                Provision for income taxes $3,493 $3,172 $1,898
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2003    2002    2001
                                             ------  ------  ------
             Computed "expected" tax expense $3,502  $3,233  $1,846
             Other, net.....................     (9)    (61)     52
                                             ------  ------  ------
             Provision for income taxes..... $3,493  $3,172  $1,898
                                             ======  ======  ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 are presented below:

                                                       2003    2002
                                                      ------- -------
          Deferred tax assets:
             Policy and contract liabilities......... $   330 $   378
             Tax capitalization of acquisition costs.   3,675   3,240
             Purchase adjustment.....................   1,087   1,342
             Capital loss carryforwards..............     915     779
             Reinsurance experience adjustment.......   3,071   1,132
             Other, net..............................     115     136
                                                      ------- -------
          Total deferred tax assets.................. $ 9,193 $ 7,007
                                                      ------- -------
          Deferred tax liabilities:
             Unrealized gain on investments, net..... $ 2,616 $ 2,287
             VOBA....................................   9,363   9,535
             Deferred policy acquisition costs.......   9,467   6,389
                                                      ------- -------
          Total deferred tax liabilities............. $21,446 $18,211
                                                      ------- -------
          Net deferred tax liabilities............... $12,253 $11,204
                                                      ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2003 and 2002, the Company recognized deferred tax assets associated with capital losses of approximately $915 and $779, respectively, that will expire between 2005 and 2008. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2003, 2002 and 2001 were $2,834, $3,512 and $3,056, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan

   Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $26, $161 and $123 for 2003, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The impact of adoption did not materially impact statutory capital and surplus. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2003, 2002 and 2001, as determined using statutory accounting practices, is summarized as follows:

                                                           2003    2002    2001
                                                          ------- ------- ------
Statutory surplus as reported to regulatory authorities.. $23,272 $19,528 $9,855
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $ 4,013 $ 1,650 $ (157)

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2003 without prior notice or approval was $4,013. Paragon did not pay dividends in 2003, 2002 and 2001.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                        PARAGON LIFE INSURANCE COMPANY

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2004............ $  370
                                2005............    339
                                2006............    287
                                2007............    244
                                                 ------
                                                 $1,240
                                                 ======

   Rent expense totaled $325, $459 and $677 in 2003, 2002 and 2001, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2003, 2002 and 2001:

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 1,411    $  (493)  $   918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                          -------    -------   -------
Other comprehensive income..............................      939       (328)      611
                                                          =======    =======   =======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................      463       (162)      301
                                                          =======    =======   =======

                                     PART C

                                OTHER INFORMATION

Item 26.   Exhibits

1. Board of Directors Resolutions.

     a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (6)

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

     a) Form of Underwriting Agreement between Paragon Life Insurance Company and General American Distributors, Inc. (8)

     b)   Form of Selling Agreement (2)

     c)   Commission Schedule for Morgan Stanley Policy (6)

     d) Commission Schedule for MFS, Putnam, Scudder, and Multi-Manager Policies (8)

4. Contracts.

     a) Form of Group Contract:

          1.   Scudder - (Group Contract 30020) (6)

          2.   Morgan Stanley - (Group Contract 30029) (6)

               Putnam

               MFS

          3. Multi-Manager (Group Contract 30037) (6)

     b) Proposed Form of Individual Policy and Policy Riders:

          1. Scudder - (Group Contract 30018) (6,3)

          2. Morgan Stanley - (Group Contract 30027) (6,3)

               Putnam

               MFS

          3. Multi-Manager (30045) (7)

     c) Proposed Form of Certificate and Certificate Riders:

          1.   Scudder - (Group Contract 30019) (6,3)

          2. Morgan Stanley - (Group Contract 30028) (6,3)

               Putnam

               MFS

          3. Multi-Manager (30036) (6,3)

          4. Multi-Manager (30044) (7)

          5. MET (30047) (1)

5. Applications.

     a)   Form of Application for Group Contract (10914) (4); (33906) (7)

     b) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (4)

     c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (4); (33910) (7)

     d)   Form of Application for Spouse Insurance (Group Contract 10917) (4)

     e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (4)

     f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (4)

     g)   Form of Application for Spouse Insurance (Individual Policy 10354) (4)

     h) Form of Application Supplement for (Scudder Commissioned Policy, 33105) (6)

     i)   Form of Application Supplement for (Putnam Policy, 33114) (6)

     j)   Form of Application Supplement for (MFS Policy, 33115-20) (6)

     k)   Form of Application Supplement for (Morgan Stanley Policy, 33113) (6)

     l) Form of Application Supplement for (Multi-Manager Commissioned Policy, 33116) (6); (33135)(7)

     m) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (7)

6. Depositor's Certificate of Incorporation and By-Laws.

     a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (2)

     b)   By-Laws of Paragon Life Insurance Company (2)


7. Reinsurance Contracts. (10)


8. Participation Agreements.

     a) Form of Participation Agreement with Scudder Variable Series I (2)

     b) Form of Participation Agreement with Putnam Variable Trust (2)

     c) Form of Participation Agreement with MFS Variable Insurance Trust (2)

     d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund (2)

     e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II (2)

     f) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.
          (5)

     g) Form of Participation Agreement with Morgan Stanley Variable Investment Series (6)

     h)   Form of Participation Agreement with Scudder Variable Series II (7)

     i)   Form of Participation Agreement with Metropolitan Series Fund, Inc.
          (8)

9. Administrative Contracts. Not applicable.

10. Other Material Contracts. Powers of Attorney (9)

11. Legal Opinion.

     a) Opinion of John R. Munich, Esquire (1)

12.   Actuarial Opinion. Not Applicable

13.   Calculations. Not Applicable

14.   Other Opinions.

     a) Consent of Sutherland Asbill & Brennan LLP (1)

     b) Consent of Deloitte & Touche LLP (1)

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing Paragon Life Insurance Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy (6)

----------

(1)  Filed here

(2) Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-80393) on September 1, 1999.

(3) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-18341) filed on April 28, 2000 for the Policy and Certificate Riders only.

(4) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-18341) filed on April 28, 2000.

(5) Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 033-36515) filed on February 26, 1999.

(6) Incorporated herein by reference to post-effective amendment number 12 to the Form S-6 registration statement (File No. 033-58796) filed on April 28, 2000.

(7) Incorporated herein by reference to post-effective amendment number 13 to the Form S-6 registration statement (File No. 033-18341) filed on April 25, 2001.

(8) Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 033-58796) filed on April 30, 2002.


(9) Incorporated herein by reference to post-effective amendment number 17 to Form N-6 registration statement (File No. 033-18341) filed on April 30, 2003; and to post-effective amendment number 13 to Form N-6 registration statement (File No. 33-75778) filed on December 23, 2003.



(10) Incorporated herein by reference to post-effective amendment number 17 to Form N-6 registration statement (File No. 33-58796) filed on April 30, 2003.

Item 27.  Directors and Officers of the Depositor


     NAME AND PRINCIPAL BUSINESS ADDRESS                                          POSITION AND OFFICES WITH DEPOSITOR/1/
-------------------------------------------------------------------------------   -------------------------------------------------
EXECUTIVE OFFICERS/2/

Anthony F. Trani/3/ ...........................................................   President and Chief Executive Officer

Craig K. Nordyke/3/ ...........................................................   Executive Vice President and Chief Actuary

Michael J. McDermott/3/ .......................................................   Vice President--Sales

Matthew K. Duffy ..............................................................   Vice President and Chief Financial Officer

John R. Tremmel ...............................................................   Vice President--Operations and System Development

DIRECTORS/4/

Nicholas D. Latrenta ..........................................................   Senior Vice President--Institutional Business

Roy C. Albertalli .............................................................   Chief Counsel--U.S. Insurance and Financial
                                                                                  Services

Craig J. Guiffre ..............................................................   Senior Vice President - Institutional Business

Eugene Marks, Jr ..............................................................   Senior Vice President--Institutional Business

Stanley J. Talbi ..............................................................   Senior Vice President--U.S. Insurance and
                                                                                  Financial Services Division

Maria R. Morris ...............................................................   Senior Vice President--Life Products


----------
/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/  Indicates Executive Officers who are also Directors.


/4/ All positions listed for Directors are with Metropolitan Life Insurance Company with the principal business address of One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101; except for Eugene Marks,
     Jr.: 57 Greens Farm Road, Westport, CT 06880.


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant (1)

Item 29.  Indemnification

     The By-Laws of Paragon Life Insurance Company provide, in part in Section 13 Article III, as follows:

                                   ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

     (a) Other Activity. General American Distributors is ("GAD") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. GAD currently serves as principal underwriter for Separate Account A of Paragon Life Insurance Company and Separate Account C of Paragon Life Insurance Company.

     (b) Management. The following information is furnished with respect to the officers and directors of GAD.


Name and Principal Business Address         Positions and Offices with GAD/(1)/
Officers
-----------------------------------         ------------------------------------
Richard D. Evans/(2)//(3)/..............    President
Dennis J. Capriglione...................    Vice President, Secretary and General Counsel
Jay Kaduson.............................    Vice President, Assistant General Counsel and Assistant Secretary
Timothy Spangenberg/(2)/................    Vice President, CFO and FINOP
Norman R. Lazarus.......................    Vice President - Compliance
James W. Koeger.........................    Treasurer

----------


/(1)/ All positions listed for Officers are with General American Distributions,
      Inc., 700 Market Street, St. Louis, Missouri 63101, unless otherwise noted.
/(2)/ Indicates Officers who are also Directors.

/(3)/ Principal business address is Metropolitan Life Insurance Company, One
      MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101.



(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


    (1)               (2)                  (3)                (4)               (5)
  NAME OF       NET UNDERWRITING
 PRINCIPAL        DISCOUNTS AND       COMPENSATION ON       BROKERAGE
UNDERWRITER        COMMISSIONS           REDEMPTION        COMMISSIONS       COMPENSATION
-----------     ----------------      ---------------      -----------       ------------
   GAD                $ 0                   $ 0                $ 0                $ *


* Fees of $42,000 provided to GAD to offset costs of administering Home Office registered representatives.

Item 31.  Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 32.  Management Services

     All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and State of Missouri, on the 30th day of April, 2004.


                                               Separate Account B
                                        of Paragon Life Insurance Company
                                                  (Registrant)

Attest:                          By:
       -----------------------      -------------------------------------------
        Elizabeth A. Rich                       Anthony F. Trani

        Secretary                     President and Chief Executive Officer

                                      By: Paragon Life Insurance Company
                                                   (Depositor)

Attest:                          By:
       -----------------------      -------------------------------------------
        Elizabeth A. Rich                       Anthony F. Trani

        Secretary                     President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2004.


        SIGNATURES                                   TITLE
----------------------------     -----------------------------------------------


----------------------------     President, Chief Executive Officer and Director
      Anthony F. Trani                    (Principal Executive Officer)


----------------------------                Executive Vice President,
      Craig K. Nordyke                     Chief Actuary and Director


            *                              Vice President and Director
----------------------------
    Michael J. McDermott

            *                                        Director
----------------------------
    Nicholas D. Latrenta

            *                                        Director
----------------------------
     Roy C. Albertalli

            *                                        Director
----------------------------
     Craig J. Guiffre

            *                                        Director
----------------------------
     Eugene Marks, Jr.

            *                                        Director
----------------------------
     Stanley J. Talbi

            *                                        Director
----------------------------

     Maria R. Morris


*By:

    -----------------------------
           Attorney-in-Fact
    Pursuant to Power of Attorney

                                  EXHIBIT INDEX

EXHIBITS
--------
(11)(a)  Opinion of John R. Munich, Esquire
(14)(a)  Consent of Sutherland Asbill & Brennan LLP
(14)(b)  Consent of Deloitte & Touche LLP
(29)     Organizational Structure of MetLife, Inc. and Subsidiaries